                               SEMI-ANNUAL REPORT
                               December 31, 1995





                              THE MONTGOMERY FUNDS
                                 Invest wisely.

                              THE MONTGOMERY FUNDS

The Montgomery Funds represents a growing family of no-load mutual funds providing a comprehensive range of equity, fixed-income and global investment opportunities. We currently manage more than $3 billion on behalf of more than 300,000 individual investors, helping them meet their financial goals through a combination of professional portfolio management and solid customer service.

                                   GROWTH FUND
                                 MICRO CAP FUND
                                 SMALL CAP FUND
                              ASSET ALLOCATION FUND
                               EQUITY INCOME FUND
                                 SELECT 50 FUND
                            GLOBAL OPPORTUNITIES FUND
                           GLOBAL COMMUNICATIONS FUND
                            INTERNATIONAL GROWTH FUND
                          INTERNATIONAL SMALL CAP FUND
                              EMERGING MARKETS FUND
                           SHORT GOVERNMENT BOND FUND
                             GOVERNMENT RESERVE FUND
                   CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND
                         CALIFORNIA TAX-FREE MONEY FUND

This report and the financial statements contained herein are provided for the general information of the shareholders of The Montgomery Funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC or any other agency and are subject to investment risk, including the possible loss of principal. Neither The Montgomery Funds nor Montgomery Securities is a bank. For more information on any Montgomery Fund, including charges and expenses, call (800) 572-3863 for a free prospectus. Read it carefully before you invest or send money. Montgomery Securities, Distributor. 2/96

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------
                               DECEMBER 31, 1995
                               SEMI-ANNUAL REPORT
                                    CONTENTS

                                                                     PORTFOLIO      PORTFOLIO       FINANCIAL
                         FUND NAME                                  HIGHLIGHTS     INVESTMENTS     HIGHLIGHTS
------------------------------------------------------------        -----------    ------------    -----------
Growth...................................................... Page        1              14             67
Micro Cap................................................... Page        2              16             69
Small Cap................................................... Page        3              18             68
Equity Income............................................... Page        4              20             69
Select 50................................................... Page        5              22             70
Asset Allocation............................................ Page        6              24             71
Global Opportunities........................................ Page        7              28             70
Global Communications....................................... Page        8              30             72
International Growth........................................ Page        9              33             73
International Small Cap..................................... Page       10              35             73
Emerging Markets............................................ Page       11              37             74
Short Government Bond....................................... Page       12              44             75
California Tax-Free Intermediate Bond....................... Page       13              48             77
Government Reserve.......................................... Page       n/a             46             76
California Tax-Free
  Money..................................................... Page       n/a             50             76

                                                                                                    Page
                                                                                                    -----
Chairman's Letter to Shareholders...............................................................      i
Statements of Assets and Liabilities as of December 31, 1995....................................     54
Statements of Operations for the Six Months Ended December 31, 1995.............................     58
Statement of Cash Flows for the Six Months Ended December 31, 1995 (Asset Allocation Fund)......     53
Statement of Cash Flows for the Six Months Ended December 31, 1995 (Short Government Bond
  Fund).........................................................................................     66
Statements of Changes in Net Assets for the Six Months Ended December 31, 1995..................     62
Statements of Changes in Net Assets for the Year Ended June 30, 1995............................     64
Notes to Financial Statements...................................................................     78

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

------------------    DEAR FELLOW SHAREHOLDER:
    [PHOTO]           By now, you've probably noticed Montgomery's new logo: the great-horned owl,
------------------    the traditional symbol of wisdom, and our new tag-line: "Invest Wisely." At
                      Montgomery, the word wisdom represents many of the characteristics that we aspire to, including knowledge, experience, expertise, and, of course, appropriate prudence. Those attributes help us invest wisely on your behalf, and they guide us in our efforts to help you learn how to "invest wisely" -- to make investment decisions that are right for you and appropriate for your situation.
                      Of course, if your portfolio was focused on the U.S. markets in 1995, you are probably feeling pretty wise indeed -- with good reason. It was an incredible year in the United States for stocks as well as for bonds, and 1995 is destined to be a year investors remember fondly for a long time to come. However, don't let the memory of 1995 cloud your vision of the future; as every mutual fund advertisement reminds us, "past performance is no guarantee of future results." We suspect that many investors will put new funds into last year's winners, in the hope of another big score.

We don't see any clouds on the horizon, but we do believe it's unlikely that U.S. markets will be as robust in 1996 as they were last year. As you make your allocations for this year, I urge you to consider an alternative strategy:
Invest in those sectors that did not fare so well last year, such as international markets including the emerging markets.

Montgomery's Emerging Markets Fund portfolio managers continue to point out that, in the aggregate, developing country economies are growing substantially faster than established economies like that of the United States; in addition, many stocks in those regions are at their most attractive valuations in years. They believe that the sector has the potential to outperform others in the years ahead. It's worth remembering that emerging markets investments require a long-term time horizon, and involve certain political, economic and currency risks that you should be aware of before investing.

A CALCULATED APPROACH TO RISK

You should also be aware of your own tolerance for risk; that's a key element in making wise investment decisions. At the Montgomery Funds, we believe that the long-term rewards of equity and international investing are worth taking some risks, but we offer a number of ways to get exposure to these important sectors, covering the full spectrum of risk and reward, from the conservative to the aggressive.

Our Equity Income and Asset Allocation Funds, for example, are designed to provide a conservative (and therefore less volatile) approach to the markets. Similarly, we offer several funds that focus on the world's established economies for investors interested in international market exposure but who are uncomfortable with the volatility of emerging markets, such as our International Growth and Global Opportunities Funds. We also manage fixed-income funds, such as our Short Government Bond Fund, for investors who have short time horizons or who need current income.

Moreover, you should know that we emphasize a conservative approach to managing the funds on the more aggressive end of the spectrum. For example, our Emerging Markets Fund team addresses the inherent volatility of developing economies by emphasizing the highest degree of diversification, by country and by security. They also manage risk through intense scrutiny and fundamental analysis, applying their collective wisdom to finding the stocks and countries that offer the best risk-adjusted returns.

Montgomery's portfolio managers are extremely comfortable with taking calculated risks in their quest for superior returns, but being "aggressive" to the point of imprudence is simply not part of their game plan. I believe if you met with them in person, you would realize that they are a hard-working, dedicated, and serious group. They are passionate about picking securities and managing portfolios. And they are passionate in their devotion to doing the best job they can for you, Montgomery shareholders.

                    ------------------ i ------------------

A REMINDER: FOCUS ON THE LONG-TERM

As always, I urge you to keep in mind the recurring themes we stress for Montgomery investors: Be aware of your own needs, time horizon, and tolerance for risk. Invest regularly. And take a long-term view. I won't go out on the limb and predict how well we will do in 1996, but I'm confident that if you stick to that discipline, you'll be pleasantly surprised in the years to come.

Please let us know how we're doing, along with suggestions for how we might serve your needs more effectively. Our customer service representatives can be reached at (800) 572-FUND. Thank you for your continued support and confidence.

Sincerely,

LOGO
R. Stephen Doyle
Chairman and Chief Executive Officer

                    ------------------ ii ------------------

                         U.S. OR INTERNATIONAL IN 1996?
                             LET THE EXPERTS DECIDE.

THE U.S. STOCK MARKET ENJOYED A RECORD-SETTING YEAR IN 1995, BUT WHAT'S NEXT? MANY INVESTORS ARE ASSESSING OPPORTUNITIES OVERSEAS--IN DEVELOPED COUNTRIES AS WELL AS EMERGING MARKETS. HOW CAN YOU ALLOCATE YOUR INVESTMENTS TO TAKE ADVANTAGE OF THIS YEAR'S POTENTIAL GAINS--WHEREVER THEY MAY BE?


THE MONTGOMERY SELECT 50 FUND:
Covers Your World with One Fund

Structured on a unique concept, the Montgomery Select 50 Fund brings together five of Montgomery's portfolio management teams--domestic growth, micro cap, equity income, emerging markets and international--allowing them to focus on their particular area of expertise. Each team chooses the ten stocks they feel have the greatest potential for capital appreciation. So as well as being diversified geographically, the Fund is invested across a broad range of company sizes and industries.


                              [ROGER HONOUR PHOTO]

                                  ROGER HONOUR
                            Senior Portfolio Manager,
                                Montgomery Growth
                              and Micro Cap Funds;
                                   Co-Manager,
                                Asset Allocation
                               and Select 50 Funds

"The Select 50 Fund invests where the action is--around the world and across investment styles. Using only the ten best ideas of each of the teams makes this a unique investment opportunity."


                               [ANDY PRATT PHOTO]

                                   ANDY PRATT
                               Portfolio Manager,
                                Montgomery Growth
                              and Micro Cap Funds;
                                   Co-Manager,
                                 Select 50 Fund

"Because Montgomery emphasizes excellence in each of its investment disciplines, this Fund allows the investor to tap into quality investment ideas across the board."


                               [JOHN BROWN PHOTO]

                                   JOHN BROWN
                            Senior Portfolio Manager,
                                Montgomery Equity
                                  Income Fund;
                                   Co-Manager,
                                 Select 50 Fund

"Because of the Fund's built-in diversification, I don't have to worry about how a particular stock fits within the context of the Fund's other holdings. Instead, I can focus on identifying companies that I expect to provide the biggest "kick."


                               [ANGELINE EE PHOTO]

                                  ANGELINE EE
                               Portfolio Manager,
                              Montgomery Emerging
                                 Markets Fund;
                                   Co-Manager,
                                 Select 50 Fund

"The nature of the Select 50 Fund allows me to focus on what I do best--picking stocks with growth potential. I'm able to consider smaller, aggressive stocks in the countries and companies of the world's developing markets."


                              [OSCAR CASTRO PHOTO]

                                  OSCAR CASTRO
                            Senior Portfolio Manager,
                            Montgomery International
                                Small Cap, Global
                              Opportunities, Global
                               Communications and
                           International Growth Funds;
                           Co-Manager, Select 50 Fund

"The beauty of this Fund is that as a shareholder, you could be invested in everything from Gucci--an Italian luxury goods manufacturer--to Axel Springer Verlag, the largest listed newspaper and television media conglomerate in Germany."

                               THE SELECT 50 FUND
                               EQUITY DISCIPLINES

                                     Growth
DOMESTIC                            Micro Cap
                                  Equity Income

INTERNATIONAL                   Emerging Markets
                                  International


SELECT 50:
A Unique Approach to Equity Investing

The Montgomery Select 50 Fund offers investors automatic diversification by investing in stocks in five separate investment disciplines in the United States and around the world.

According to Mark Geist, president of Montgomery Asset Management, "If you like Montgomery's approach to picking stocks, you'll like Select 50. We like to think of the Fund as fifty of our best ideas--all rolled up into one mutual fund."

                                    Consider
                                   SELECT 50
                                    for your
                                      IRA!

SO, IF YOU'RE LOOKING FOR A DIVERSIFIED, AGGRESSIVE STOCK FUND WITH LONG-TERM GROWTH POTENTIAL, CONSIDER INVESTING IN THE MONTGOMERY SELECT 50 FUND. FOR MORE INFORMATION, PLEASE CALL US.

                                 (800 572-3863
                       http://www.xperts.montgomery.com/1




Foreign investing involves certain risks, such as currency fluctuation and political and economic instability. There are also risks associated with investing in small-cap companies. Investors are encouraged to read the prospectus carefully before investing. Return and principal value will vary, and shares may be worth more or less than their original value when redeemed. Montgomery Securities, Distributor. 2/96

                               THE SELECT 50 FUND
                               EQUITY DISCIPLINES

                                     Growth
DOMESTIC                           Micro Cap
                                  Equity Income

INTERNATIONAL                   Emerging Markets
                                  International


SELECT 50:
A Unique Approach to Equity Investing

The Montgomery Select 50 Fund offers investors automatic diversification by investing in stocks in five separate investment disciplines in the United States and around the world.

According to Mark Geist, president of Montgomery Asset Management, "If you like Montgomery's approach to picking stocks, you'll like Select 50. We like to think of the Fund as fifty of our best ideas--all rolled up into one mutual fund."



                                    Consider
                                   SELECT 50
                                  for you IRA!

SO, IF YOU'RE LOOKING FOR A DIVERSIFIED, AGGRESSIVE STOCK FUND WITH LONG-TERM GROWTH POTENTIAL, CONSIDER INVESTING IN THE MONTGOMERY SELECT 50 FUND. FOR MORE INFORMATION, PLEASE CALL US.

CALL 1-800-544-9697 FOR ACCESS TO HUNDREDS OF FUNDS AVAILABLE THROUGH FIDELITY FUNDSNETWORK,(R) INCLUDING OVER 350 FUNDS AVAILABLE WITH NO TRANSACTION FEES TO FIDELITY.


                          [FIDELITY INVESTMENTS LOGO]




Mutual Funds are available through FundsNetwork(R), a service of Fidelity Brokerage Services, Inc., member NYSE, SIPC. Fidelity Brokerage Services, Inc., does not recommend or endorse any particular mutual fund.

Foreign investing involves certain risks, such as currency fluctuation and political and economic instability. There are also risks associated with investing in small-cap companies. Investors are encouraged to read the prospectus carefully before investing. Return and principal value will vary, and shares may be worth more or less than their original value when redeemed. Montgomery Securities, Distributor. 2/96

              ----------------------------------------------------
                             MONTGOMERY GROWTH FUND
              ----------------------------------------------------

                              PORTFOLIO HIGHLIGHTS
                               DECEMBER 31, 1995

             ------------------------------------------------------
                               INVESTMENT REVIEW
             ------------------------------------------------------

     This past year was a very favorable environment for equities, with low inflation, falling interest rates and moderate economic growth. The tight monetary policy adopted by the Federal Reserve in 1994 served to slow the economy to a non-inflationary pace. The S&P 500 Index reported that 1995 earnings were up approximately 16% over 1994. The 30-Year Treasury yield declined steadily throughout the year and ended 1995 at 6%, a two-year low.

     We have decreased the Fund's weighting in technology as fundamentals have begun to deteriorate. Several high profile companies, including Motorola and Apple Computer, recently reported disappointing earnings. We also remain underweighted in basic materials, such as chemicals and papers, due to similar concerns.

     With the new year, we are seeing increased volatility, which in part may be a reaction to the prospect of slower growth. We believe this slower growth environment will favor stock selection, as the market seeks out companies that can show earnings growth even under adverse conditions. We will continue to focus our efforts on fundamental analysis of current holdings as well as the research pipeline of candidates that pass our quantitative criteria.

GROWTH OF A $10,000 INVESTMENT


                  Montgomery       Standard & Poors       Lipper Growth
                  Growth Fund      500 Index(1)           Funds Average(2)
9/93              $10,000           $10,000               $10,000
12/93              11,834            10,231                10,229
                   12,530             9,843                 9,885
6/94               12,798             9,885                 9,642
                   13,846            10,368                10,156
12/94              14,309            10,366                10,033
                   15,128            11,376                10,795
6/95               16,193            12,462                11,831
                   17,360            13,452                12,858
12/95             $17,692           $14,263               $13,187


TOTAL RETURN SUMMARY

                                         Montgomery             Standard & Poors
                                        Growth Fund               500 Index
1 Year                                      23.7%                     37.6%
Inception (9/30/93)(3)                      28.9%                     17.1%

TOP TEN HOLDINGS

1. Octel Communications Corp.       3.7%
2. HFS Inc.                         3.6%
3. Dayton Hudson Corp.              3.4%
4. Masco Corp.                      3.2%
5. Nordstrom Inc.                   3.1%
6. Oxford Health Plans, Inc.        3.0%
7. International Paper Company      2.9%
8. Healthsource Inc.                2.5%
9. Analog Devices Inc.              2.5%
10. Measurex Corp.                  2.5%


TOP FIVE INDUSTRIES
1. Telecommunications-Equipment     8.5%
2. Financial Services               7.9%
3. Technology-Miscellaneous         7.3%
4. Retail                           6.8%
5. Health Care Services             6.7%

--------------------------------------------------------------------------------
(1) The Standard & Poors 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX, and OTC market.
(2) Lipper's Growth Funds Average universe consists of 572 funds.
(3) Average Annual Total Return

Note: The performance shown represents past performance and is not a guarantee of future results.

                    ------------------ 1 ------------------

            -------------------------------------------------------
                           MONTGOMERY MICRO CAP FUND
            -------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS
                               DECEMBER 31, 1995

             ------------------------------------------------------
                               INVESTMENT REVIEW
             ------------------------------------------------------

     This past year was a very favorable environment for equities, with low inflation, falling interest rates and moderate economic growth.

     Our focus in this Fund is on small companies with market capitalizations of less than $425 million. In this sector of the market, many companies are under-researched or not covered at all, enabling us to find superior growth stocks at attractive valuations.

     With the new year, we are seeing increased volatility, which in part may be a reaction to the prospect of slower growth. We believe this slower growth environment will favor bottom-up stock selection and our diversified portfolio of micro cap growth companies.


GROWTH OF A $10,000 INVESTMENT

                          Montgomery        Russell           Lipper Small
                          Micro Cap         2000              Company Growth
                          Fund              Index(1)          Funds Average(2)
12/94                     $10,000           $10,000           $10,000
3/95                       10,558            10,462            10,566
6/95                       11,458            11,443            11,535
9/95                       12,475            12,573            12,930
12/95                     $12,866           $12,845           $13,154


TOTAL RETURN SUMMARY


                                    Montgomery                Russell
                                    Micro Cap Fund            2000 Index
1 Year                              28.7%                     28.5%
Inception (12/30/94)(3)             28.6%                     28.5%


TOP TEN HOLDINGS

1. Comshare, Inc.                   2.2%
2. Authentic Fitness Corp.          2.2%
3. Life RE Corp.                    1.9%
4. Ha-Lo Industries                 1.8%
5. Falcon Drilling Company Inc.     1.7%
6. Granite Construction Inc.        1.6%
7. AMRE Inc.                        1.6%
8. Electroglas                      1.6%
9. Renaissance Hotel Group, N.V.    1.6%
10. International Rectifer Corp.    1.5%


TOP FIVE INDUSTRIES
1. Capital Goods                    10.1%
2. Financial Services                6.0%
3. Industrial Products               6.0%
4. Consumer Non-Durables             5.0%
5. Energy Related                    4.9%


-----------------------------------------------------------------------------
(1) The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on NYSE, AMEX, and NASDAQ.
(2) Lipper's Small Company Growth Funds Average universe consists of 305 funds.
(3) Average Annual Total Return

Note: The performance shown represents past performance and is not a guarantee of future results.

                    ------------------ 2 ------------------

            -------------------------------------------------------
                           MONTGOMERY SMALL CAP FUND
            -------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS
                               DECEMBER 31, 1995

             ------------------------------------------------------
                               INVESTMENT REVIEW
             ------------------------------------------------------

     The Montgomery Small Cap Fund ended 1995 with a very good December to cap a solid year of performance. The most gratifying aspect of 1995's performance is that the bulk of the performance came from the same stocks that gave us a sub-par showing in 1994. For example, our telecommunications holdings, particularly the long distance telephone stocks performed exceptionally well in 1995.

     We would not be surprised to have a period of consolidation in the overall stock market after such strong performance. As always, though, we will remain focused on our fundamental research to ensure the superior earnings growth of our portfolio holdings. Looking out at this coming year, we think the earnings of our small cap holdings will stand out above the earnings ability of the average industrial company.


GROWTH OF A $10,000 INVESTMENT

                  Montgomery        Russell           Lipper Small
                  Small Cap         2000              Company Growth
                  Fund              Index(1)          Funds Average(2)
7/90              $10,000           $10,000           $10,000
                    7,853             7,553             7,731
12/90               8,820             7,936             8,445
                   12,310            10,295            10,585
                   12,489            10,132            10,412
                   15,371            10,961            11,564
12/91              17,529            11,590            12,765
                   17,541            12,458            13,102
                   15,947            11,605            11,917
                   16,231            11,939            12,343
12/92              19,210            13,724            14,385
                   19,396            14,310            14,651
                   20,805            14,624            15,047
                   23,432            15,903            16,440
12/93              23,881            16,315            16,811
                   22,800            15,880            16,288
                   20,475            15,259            15,423
                   22,718            16,319            16,745
12/94              21,503            16,017            16,737
                   22,811            16,757            17,709
                   24,594            18,326            19,322
                   27,828            20,138            21,694
12/95             $29,056           $20,575           $22,036


TOTAL RETURN SUMMARY

                                    Montgomery Small          Russell
                                    Cap Fund                  2000 Index
1 Year                              35.1%                     28.5%
Inception (7/13/90)(3)              21.6%                     15.2%

TOP TEN HOLDINGS

1. Frontier Corp.                                    6.9%
2. WorldCom, Inc.                                    4.7%
3. LCI International Worldwide Telecommunications    3.2%
4. Ornda Healthcorp                                  2.4%
5. Medaphis Corp.                                    2.0%
6. Centocor Inc.                                     2.0%
7. Teltrend Inc.                                     1.9%
8. Watson Pharmaceuticals                            1.9%
9. Tommy Hilfiger Corp.                              1.9%
10. Commercial Federal Corp.                         1.8%


TOP FIVE INDUSTRIES

1. Telecommunications                                20.7%
2. Financial Services                                15.8%
3. Information-Business Services                      9.6%
4. Health Care Services                               9.3%
5. Consumer-Leisure Time Products                     7.9%

--------------------------------------------------------------------------------
(1) The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on NYSE, AMEX, and NASDAQ.
(2) Lipper's Small Company Growth Funds Average universe consists of 305 funds.
(3) Average Annual Total Return

Note: The performance shown represents past performance and is not a guarantee of future results.

                    ------------------ 3 ------------------

        ----------------------------------------------------------------
                         MONTGOMERY EQUITY INCOME FUND
        ----------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS
                               DECEMBER 31, 1995

             ------------------------------------------------------
                               INVESTMENT REVIEW
             ------------------------------------------------------

     During the fourth quarter, both the stock and bond markets continued their strong advances. The Federal Reserve's twenty-five basis point cut in the discount rate gave further credence to a soft landing scenario. This confirmation of a slowing economy put additional pressure on cyclical issues. The consumer non-durable stocks significantly outperformed the broader market during the fourth quarter, while the cyclicals underperformed. Our often cited preference for higher quality companies with more predictable, sustainable earnings has paid off nicely in recent months.

     Our research indicates that the non-durable, energy, and utility sectors all remain very attractive. We have also recently begun to see economically sensitive companies that are attractively valued. We will continue to use diligent fundamental analysis to build wealth for our clients over time, while maintaining greater stability of principal during the unavoidable periods of market decline.


GROWTH OF A $10,000 INVESTMENT


                           Montgomery       Standard & Poors     Lipper Equity
                           Equity Income    500                  Income Funds
                           Fund             Index(1)             Average(2)
9/94                       $10,000          $10,000              $10,000
12/94                        9,907            9,998                9,744
3/95                        10,824           10,972               10,494
6/95                        11,426           12,019               11,194
9/95                        12,280           12,975               12,002
12/95                      $13,392          $13,756              $12,689


TOTAL RETURN SUMMARY

                                    Montgomery Equity          Standard & Poors
                                    Income Fund                500 Index
1 Year                              35.2%                      37.6%
Inception (9/30/94)(3)              26.3%                      29.1%


TOP TEN HOLDINGS

1. Philip Morris Companies Inc.             3.6%
2. Amoco Corp.                              3.3%
3. Bristol-Myers Squibb Company             3.1%
4. Chevron Corp.                            3.0%
5. Exxon Corp.                              2.8%
6. American Home Products Corp.             2.7%
7. UST Inc.                                 2.6%
8. Texaco Inc.                              2.6%
9. Kimberly-Clark Corp.                     2.4%
10. Anheuser-Busch Companies Inc.           2.4%


TOP FIVE INDUSTRIES

1. Energy Related                          13.5%
2. Utilities                               12.1%
3. Financial Services                       9.6%
4. Consumer-Non-Durables                    8.4%
5. Pharmaceuticals                          7.7%

--------------------------------------------------------------------------------
(1) The Standard & Poors 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX, and OTC market.
(2) Lipper's Equity Income Funds Average universe consists of 130 funds.
(3) Average Annual Total Return

Note: The performance shown represents past performance and is not a guarantee of future results.


                    ------------------ 4 ------------------

             -----------------------------------------------------
                           MONTGOMERY SELECT 50 FUND
             -----------------------------------------------------

                              PORTFOLIO HIGHLIGHTS
                               DECEMBER 31, 1995

             ------------------------------------------------------
                               INVESTMENT REVIEW
             ------------------------------------------------------

     The fourth quarter of 1995 was the first quarter of operations for the Montgomery Select 50 Fund. As such, the bulk of the Fund's activities during the quarter related to developing an initial investment posture and achieving appropriate diversification. By quarter end, the Fund was approximately 80% invested in equities diversified across nineteen countries, with the top five country exposures being: U.S. (48.98%), Israel (4.54%), Indonesia (3.24%), Hong Kong (2.89%), and Italy (2.81%).

     The Fund is composed of five separate portfolios, each of which is managed by Montgomery's specialist investment teams in the following areas: U.S. Micro Cap, U.S. Growth, U.S. Equity Income, International, and Emerging Markets. Each discipline must contain at least ten holdings. Overall, the Fund is designed to have at least fifty holdings.

     Select 50 generated strong investment results for the quarter, with all five individual disciplines producing positive results. The U.S. portion of the portfolio delivered strong returns due to the continued strength in the U.S. equity market, and good stock selection. Our intent is to maintain diversification by keeping the five disciplines of the Fund fairly equally weighted.

GROWTH OF A $10,000 INVESTMENT

              Montgomery        Standard & Poors     Lipper Capital Appreciation
              Select 50 Fund    500 Index(1)         Funds Average(2)
9/95          $10,000           $10,000              $10,000
10/95          10,417             9,954                9,793
11/95          11,080            10,401               10,134
12/95         $11,574           $10,602              $10,215

TOTAL RETURN SUMMARY

                                     Montgomery            Standard & Poors
                                     Select 50 Fund        500 Index
Inception (9/30/95)(3)               15.7%                 6.0%


TOP TEN HOLDINGS

1. Teva Pharmaceuticals-ADR         3.1%
2. Westmont Industries Berhad       2.5%
3. Comshare, Inc.                   2.3%
4. Moog Inc., Class A               2.3%
5. MSC Industrial Company           2.1%
6. Octel Communications Corp.       2.0%
7. Lam Research Corp.               1.9%
8. Singer Co.                       1.9%
9. Chevron Corp.                    1.9%
10. Authentic Fitness Corp.         1.9%


TOP FIVE INDUSTRIES

1. Telecommunications               7.4%
2. Textiles-Apparel                 7.3%
3. Retail                           7.1%
4. Utilities                        5.5%
5. Health Care-Pharmaceuticals      4.9%




--------------------------------------------------------------------------------
(1) The Standard & Poors 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX, and OTC market.
(2) Lipper's Capital Appreciation Funds Average universe consists of 158 funds.
(3) Aggregate Total Return

Note: The performance shown represents past performance and is not a guarantee of future results. Performance is for a limited period of time.

                    ------------------ 5 ------------------

     ----------------------------------------------------------------------
                        MONTGOMERY ASSET ALLOCATION FUND
     ----------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS
                               DECEMBER 31, 1995

             ------------------------------------------------------
                               INVESTMENT REVIEW
             ------------------------------------------------------

     The Montgomery Asset Allocation Fund uses a three-pronged strategy in its goal to achieve high total returns. First, the allocation decision is made based on results generated by a proprietary quantitative model. Expected continued strength in the equity market over the last part of the year resulted in a shift in October from 58% to 70% equities and from 42% to 30% fixed-income.

     Second, the active management of the bond portion of the portfolio is designed to generate consistently better performance than the high grade bond market and provide an "anchor to windward" for the portfolio.

     Third, and most importantly, the active management of the equity allocation seeks out the best long-term growth opportunities that offer solid fundamental value.

     We will continue to review our allocation positions monthly in order to take advantage of the continual shifting of economic, market, and political environments.


GROWTH OF A $10,000 INVESTMENT


                  Montgomery
                  Asset         Standard &   Lehman Aggregate   Lipper Flexible
                  Allocation    Poors 500    High Grade Bond    Portfolio Funds
                  Fund          Index (1)    Index (2)          Average (3)
3/94              $10,000       $10,000      $10,000            $10,000
6/94               10,200        10,042        9,897              9,900
                   11,142        10,533        9,957             10,184
12/94              11,976        10,531        9,995             10,092
                   12,877        11,557       10,499             10,721
6/95               13,871        12,660       11,139             11,528
                   14,788        13,666       11,357             12,177
12/95             $15,882       $14,489      $11,841            $12,657

TOTAL RETURN SUMMARY

                         Montgomery          Standard &      Lehman Aggregate
                         Asset Allocation    Poors           High Grade
                         Fund                500 Index       Index
1 Year                   33%                 38%             18%
Inception (3/31/94)(4)   30%                 24%             10%

TOP TEN HOLDINGS

1. FNMA 7.000% Mortgage Pass Thru, TBA                        5.8%
2. FHLMC, REMIC, 1575 PE (PAC), @ 6.000% due 3/15/07          2.9%
3. US Treasury Bond @ 6.250% due 8/15/23                      2.5%
4. US Treasury Note 5.875% due 11/15/05                       2.5%
5. HFS Inc.                                                   2.4%
6. Nordstrom Inc.                                             2.4%
7. Dayton Hudson Corp.                                        2.4%
8. Octel Communications Corp.                                 2.3%
9. Masco Corp.                                                2.1%
10. FHLB FRN due 03/17/00                                     2.0%

ASSET MIX

Bonds                30%
Equity               70%


--------------------------------------------------------------------------------
(1) The Standard & Poors 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX, and OTC market.
(2) The Lehman Brothers Aggregate High Grade Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch.
(3) Lipper's Flexible Portfolio Funds Average universe consists of 150 funds.
(4) Average Annual Total Return

Note: The performance shown represents past performance and is not a guarantee of future results.

                    ------------------ 6 ------------------

-------------------------------------------------------------------------------
                      MONTGOMERY GLOBAL OPPORTUNITIES FUND
-------------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS
                               DECEMBER 31, 1995

             ------------------------------------------------------
                               INVESTMENT REVIEW
             ------------------------------------------------------

     The past twelve months were characterized by a strong U.S. market, while international and emerging markets lagged. However, there are early signs of what may be a change in leadership among the major global asset classes. Momentum appears to be shifting from the U.S. to the international markets.

     The Montgomery Global Opportunities Fund outperformed the Lipper Global Funds Average, during the past year and since inception. The Fund's performance benefited from selective exposure to Japanese stocks. For example, NTT Data Communication Systems Corporation, a top-five position, was up 50% during the fourth quarter. Strong business momentum and earnings upgrades were behind the stock's performance. The Fund also benefited from exposure to the retail sector in Europe. For example, Dixons Group, a U.K.-based vendor of high technology consumer electronics and computer products, reported a 41% increase in first half pre-tax profit and the stock price finished the quarter up 29%.

     Looking ahead, we will continue to emphasize our integrated global research approach, focusing on those companies with positive business momentum, attractive valuations versus their peers and relative superior total return profiles. We believe that over time this investment strategy will continue to add value.

GROWTH OF A $10,000 INVESTMENT

                  Montgomery Global         MSCI              Lipper Global
                  Opportunities Fund        World Index(1)    Funds Average(2)
9/93              $10,000                   $10,000            $10,000
12/93              11,850                    10,161             10,917
                   11,508                    10,224             10,661
6/94               10,767                    10,530             10,589
                   11,608                    10,756             11,105
12/94              10,836                    10,677             10,638
                   10,343                    11,176             10,735
6/95               11,459                    11,654             11,500
                   12,315                    12,305             12,164
12/95             $12,707                   $12,890            $12,332

TOTAL RETURN SUMMARY

                           Montgomery Global         MSCI
                           Opportunities Fund        World Index
1 Year                     17.3%                     20.7%
Inception (9/30/93)(3)     11.2%                     11.9%

TOP TEN HOLDINGS

1. NTT Data Communication Systems Corp.     3.0%
2. Waters Corp.                             2.8%
3. Sola Int'l Inc.                          2.4%
4. IHC Caland N.V.                          2.3%
5. UCAR International, Inc.                 2.3%
6. Intimate Brands, Inc.                    2.2%
7. Axel Springer Verlag, Class A            2.2%
8. Adidas                                   2.1%
9. Nippon Television Network Corp.          2.1%
10. Aegis Group, ORD                        1.9%

REGIONAL ALLOCATION

Europe                     48.1%
North America              26.9%
Asia                       20.8%
Middle East/Africa          1.6%
Australia                   1.6%
Latin America               1.0%

--------------------------------------------------------------------------------
(1) The Morgan Stanley Capital International World Index measures performance of twenty global stock markets.
(2) Lipper's Global Funds Average universe consists of 128 funds.
(3) Average Annual Total Return

Note: The performance shown represents past performance and is not a guarantee of future results.

                    ------------------ 7 ------------------

--------------------------------------------------------------------------------
                     MONTGOMERY GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS
                               DECEMBER 31, 1995

             ------------------------------------------------------
                               INVESTMENT REVIEW
             ------------------------------------------------------

     The past twelve months were characterized by a strong U.S. market, while international and emerging markets lagged. However, there are early signs of what may be a change in leadership among the major global asset classes. Momentum appears to be shifting from the U.S. to the international markets.

     The Montgomery Global Communications Fund performance results lagged the MSCI World Index results during 1995, due in part to the Fund's exposure to emerging markets. Also, telecom equipment manufacturing stocks experienced a severe correction during the second half of the year. On the other hand, our investments in wireless telecom and media services industries contributed to the Fund's strong performance during the year. For example, Reuters, a U.K.-based financial services technology provider, and Axel Springer Verlag, the largest listed newspaper and television conglomerate in Germany, increased substantially as a result of strong business growth.

     We believe that the communications companies in the emerging markets of the world have excellent valuations, creating attractive buying opportunities. We also believe that the recently passed Communications Bill creates new opportunities within the U.S. communications sector. Further, after visiting with many companies in Europe, we are enthusiastic about several privatizations within this region.

GROWTH OF A $10,000 INVESTMENT

                  Montgomery Global        MSCI                Lipper Global
                  Communications Fund      World Index(1)      Funds Average(2)
6/93              $10,000                  $10,000             $10,000
                   12,017                   10,378              10,699
12/93              13,483                   10,546              11,715
                   12,558                   10,610              11,426
6/94               11,833                   10,929              11,349
                   12,950                   11,163              11,907
12/94              11,675                   11,081              11,385
                   11,241                   11,599              11,462
6/95               12,878                   12,095              12,267
                   14,297                   12,770              12,971
12/95             $13,646                  $13,377             $13,131

TOTAL RETURN SUMMARY


                                    Montgomery Global          MSCI
                                    Communications Fund        World Index
1 Year                              16.9%                      20.7%
Inception (6/01/93)(3)              12.8%                      11.9%

TOP TEN HOLDINGS

1. NTT Data Communication Systems Corp.              3.7%
2. Global Telesystems Group, Inc.                    3.4%
3. Gilat Satellite Networks, Ltd.                    3.3%
4. Worldcom, Inc.                                    2.8%
5. Compania Peruana De Telefonas, Class B            2.8%
6. Indonesian Satellite Inc., ADR                    2.7%
7. Tokyo Electron Ltd.                               2.4%
8. Tele Danmark A.S., ADR                            2.3%
9. Axel Springer Verlag, Class A                     2.2%
10. DDI Corp.                                        2.2%

REGIONAL ALLOCATION

Asia                                39.9%
Europe                              27.4%
North America                       18.9%
Latin America                        6.2%
Australia                            4.2%
Middle East/Africa                   3.4%


--------------------------------------------------------------------------------
(1) The Morgan Stanley Capital International World Index measures performance of twenty global stock markets.
(2) Lipper's Global Funds Average universe consists of 128 funds.
(3) Average Annual Total Return

Note: The performance shown represents past performance and is not a guarantee of future results.

                    ------------------ 8 ------------------

--------------------------------------------------------------------------------
                      MONTGOMERY INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS
                               DECEMBER 31, 1995

             ------------------------------------------------------
                               INVESTMENT REVIEW
             ------------------------------------------------------

     The fourth quarter of 1995 was a continuation of the general trend during the year, with a strong U.S. market. Also during 1995, international and emerging markets lagged, however, there are early signs of what may be a change in leadership among the major global asset classes. Momentum appears to be shifting from the U.S. to the international markets.

     The Montgomery International Growth Fund outperformed its benchmark, the MSCI EAFE Index, since inception. The Fund's performance benefited from selective exposure to Japanese stocks. For example, NTT Data Communication Systems Corporation, a top-five position, was up 50% during the fourth quarter. Strong business momentum and earnings upgrades were behind the stock's performance. The Fund also benefited from exposure to the retail sector in Europe. For example, Dixons Group, a U.K.-based vendor of high technology consumer electronics and computer products, reported a 41% increase in first half pre-tax profit and the stock price finished the quarter up 29%.

     Looking ahead, we will continue to emphasize our integrated research approach, focusing on those companies with positive business momentum, attractive valuations versus their peers and relative superior total return profiles. We believe that over time this investment strategy will continue to add value.


GROWTH OF A $10,000 INVESTMENT

                  Montgomery        MSCI             Lipper International
                  International     EAFE             Funds
                  Growth Fund       Index(1)         Average(2)
6/95              $10,000           $10,000          $10,000
7/95
8/95

9/95               10,417            10,417           10,496
10/95
11/95

12/95             $11,142           $10,839          $10,680

TOTAL RETURN SUMMARY

                           Montgomery        MSCI
                           International     EAFE
                           Growth Fund       Index
1 Year
Inception (6/30/95)(3)     11.4%             8.4%

TOP TEN HOLDINGS

1. Gucci                                    4.2%
2. NTT Data Communication Systems Corp.     2.7%
3. UNI Storebrand, Class A                  2.6%
4. Adidas                                   2.5%
5. Dixons Group ORD                         2.4%
6. W.M. Data, AB, Class B                   2.2%
7. Aegis Group, ORD                         2.2%
8. Bulgari Spa                              2.2%
9. Axel Springer Verlag, Class A            2.0%
10. Fokus Bank                              2.0%

REGIONAL ALLOCATION

Europe                              67.1%
Asia                                29.3%
Latin America                        2.5%
Middle East/Africa                   1.1%

--------------------------------------------------------------------------------
(1) The Morgan Stanley Capital International EAFE Index is composed of Europe, Australia and a Far East Index of eighteen developed market countries.
(2) Lipper's International Funds Average universe consists of 254 funds.
(3) Aggregate Total Return

Note: The performance shown represents past performance and is not a guarantee of future results. Performance is for a limited period of time.

                    ------------------ 9 ------------------

--------------------------------------------------------------------------------
                    MONTGOMERY INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS
                               DECEMBER 31, 1995

             ------------------------------------------------------
                               INVESTMENT REVIEW
             ------------------------------------------------------

     The past year was a period of volatility for international equities, with international small capitalization stocks lagging the large capitalization sector. However, we are seeing increasing interest for the small and mid cap sectors in countries such as Hong Kong and Japan, where valuation differentials are compelling.

     The Montgomery International Small Cap Fund outperformed its benchmark index, MSCI EAFE, during the fourth quarter and full year of 1995. We took advantage of price weaknesses during the year, selectively buying Japanese stocks, which added value. Several top-ten stocks reflect this performance: IHC Caland, a Dutch company specializing in oil and shipping services, reported accelerating order inflow during the fourth quarter, driving the stock up 19.2%; and Bulgari, the Italian manufacturer of jewelry, watches and perfumes, recorded robust global sales growth, boosting that stock's price toward the end of the year.

     Looking ahead, we will continue to emphasize our integrated global research approach, focusing on those small cap companies with positive business momentum, attractive valuation versus their peers, and relative superior total return profiles. We believe that over time this investment strategy will continue to add value.

GROWTH OF A $10,000 INVESTMENT

                  Montgomery International      MSCI       Lipper International
                  Small Cap                     EAFE       Small Cap
                  Fund                          Index(1)   Funds Average(2)
9/93              $10,000                       $10,000    $10,000
12/93              11,342                        10,086     11,145
                   11,158                        10,439     11,534
6/94               10,017                        10,972     11,318
                   10,517                        10,983     11,528
12/94               9,835                        10,871     10,794
                    9,301                        11,073     10,294
6/95                9,793                        11,154     10,755
                   10,751                        11,619     11,368
12/95             $10,987                       $12,089    $11,299

TOTAL RETURN SUMMARY

                                    Montgomery International       MSCI
                                    Small Cap Fund                 EAFE Index
1 Year                              11.7%                          11.2%
Inception (9/30/93)(3)               4.3%                           8.8%

TOP TEN HOLDINGS

1. IHC Caland N.V.                          3.0%
2. Axel Springer Verlag, Class A            3.0%
3. UNI Storebrand, Class A                  2.7%
4. Aegis Group, ORD                         2.6%
5. Bulgari Spa                              2.5%
6. Anglo Irish Bank Corp.                   2.5%
7. Fielmann AG                              2.4%
8. SGL Carbon AG                            2.3%
9. Taiwan Semiconductor Co.                 2.3%
10. W.M. Data, AB, Class B                  2.3%

REGIONAL ALLOCATIONS

Europe                     61.5%
Asia                       29.0%
North America               3.6%
Australia                   2.4%
Latin America               2.1%
Middle East/Africa          1.4%


--------------------------------------------------------------------------------
(1) The Morgan Stanley Capital International EAFE Index is composed of Europe, Australia and a Far East Index of eighteen developed market countries.
(2) Lipper's International Small Cap Funds Average universe consists of 12 funds.
(3) Average Annual Total Return

Note: The performance shown represents past performance and is not a guarantee of future results.

                    ------------------ 10 ------------------

    ------------------------------------------------------------------------
                        MONTGOMERY EMERGING MARKETS FUND
    ------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS
                               DECEMBER 31, 1995

             ------------------------------------------------------
                               INVESTMENT REVIEW
             ------------------------------------------------------

     The past twelve months marked a difficult period for emerging markets. During the first quarter, declines were largely caused by the Mexican crisis. While many markets rebounded in the second quarter, almost all lost their momentum during the following five months. However, most emerging markets rebounded in December and, as of this writing, are continuing to increase in value.

     The Montgomery Emerging Markets Fund outperformed its benchmark, the IFC Global Index, during 1995. Our country allocation decisions as well as our stock selection decisions added value. The largest contributors to performance included our underweight in Mexico prior to the crisis and our stock selection decisions in Asia and South Africa.

     Looking forward to 1996, we are bullish on emerging markets. Attractive valuations, improving liquidity conditions, economic growth and strong corporate profits have created unusual buying opportunities. While risks in this asset class remain, we believe the long-term prospects for emerging stock markets are excellent.

GROWTH OF A $10,000 INVESTMENT

                  Montgomery        IFG Global       Lipper Emerging
                  Emerging          Composite        Markets Funds
                  Markets Fund      Index(1)         Average(2)
3/92              $10,000           $10,000          $10,000
                    9,960             9,247           10,184
                    9,570             8,485            9,571
12/92              10,031             8,951            9,640
                   10,482             9,500           10,524
                   11,083             9,955           11,374
                   12,324            10,908           12,742
12/93              15,916            14,993           16,749
                   14,445            13,674           15,169
                   13,975            13,853           14,428
                   16,437            16,849           16,910
12/94              14,687            14,914           14,573
                   13,105            13,000           13,163
                   14,170            13,678           14,196
                   13,837            13,477           14,357
12/95             $13,353           $13,076          $13,980

TOTAL RETURN SUMMARY

                           Montgomery Emerging       IFC Global
                           Markets Fund              Composite Index
1 Year                     91.%                      12.3%
Inception (3/1/92)         7.8%                       7.2%

TOP TEN HOLDINGS

  1.  Electrobtas "B" PRF              2.2%
  2.  United Engineers Conv. Bond
         2.000% 3/1/04                 2.0%
  3.  IOI Industrial Oxygen            1.7%
  4.  Arab Malaysian Corp.             1.7%
  5.  Vale do Rio Doce PRF             1.6%
  6.  Industrias Penoles GOP           1.6%
  7.  Banco Bradesco PRF               1.6%
  8.  Telebras ADR                     1.4%
  9.  Perez Compac, "A" Shares         1.4%
 10.  IJM Corp. Berhad                 1.3%

REGIONAL ALLOCATION

Southeast Asia             30.4%
Latin America              28.5%
North Asia                 18.0%
Middle East/Africa          9.0%
Europe                      8.3%
South Asia                  5.8%

--------------------------------------------------------------------------------
(1) The IFC Global Composite Index is comprised of over 1,200 individual stocks from 25 developing countries in Asia, Latin America, Middle East, Africa and Europe.
(2) Lipper's Emerging Markets Funds Average universe consists of 57 funds.
(3) Average Annual Total Return

Note: The performance shown represents past performance and is not a guarantee of future results.

                    ------------------ 11 ------------------

--------------------------------------------------------------------------------
                     MONTGOMERY SHORT GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS
                               DECEMBER 31, 1995

             ------------------------------------------------------
                               INVESTMENT REVIEW
             ------------------------------------------------------

     The Montgomery Short Government Bond Fund achieved its first two objectives in 1995, it outperformed the two-year U.S. Treasury(5) and it soundly beat money market funds(6). In addition, by the end of 1995, the NAV of the Short Government Bond Fund was higher than the Fund's inception NAV on 12/18/92, in spite of a rise in two-year yields of about 1/2%. Even though bond prices generally fall when interest rates rise, the Short Government Bond Fund's value actually rose while its benchmark yield rose as well.

     Interest rates fell across the board in 1995, with two-year rates falling more than 2.50%. If the economy continues to slow and inflation remains subdued, we could continue to finish the year with lower rates. Much will depend on the Federal Reserve, which shifted gears last year from a tightening mode to an easing posture. Further easing in the near term is expected, but certainly not guaranteed. The Federal Reserve must first confirm economic and inflationary weakness. The U.S. economy has been difficult to measure recently, as the U.S. Government shutdown means few economic statistics are being released.

     We believe the short-term interest rates have more room to come down in 1996 than long-term rates. If this happens, the Short Government Bond Fund should provide a very competitive return for the year. We will continue to manage the Fund with our eyes on consistent returns with relatively low risk. This strategy has made the Short Government Bond Fund #1 in its class for the three years ending December 31, 1995(4).

GROWTH OF A $10,000 INVESTMENT

                  Montgomery        Lehman                Lipper
                  Short             Brothers              Short US
                  Government        Government Bond       Government
                  Bond Fund         (1-3 Yr.) Index(1)    Funds Average(2)
12/92             $10,000           $10,000               $10,000
                   10,350            10,216                10,269
                   10,565            10,330                10,415
                   10,758            10,472                10,579
12/93              10,856            10,538                10,604
                   10,831            10,487                10,471
                   10,829            10,487                10,404
                   10,938            10,592                10,466
12/94              10,979            10,593                10,456
                   11,351            10,944                10,801
                   11,725            11,291                11,171
                   11,918            11,459                11,331
12/95             $12,242           $11,741               $11,638

TOTAL RETURN SUMMARY

                           Montgomery Short          Lehman 1-3 Year
                           Govt Bond Fund            Govt Index
1 Year                     11.5%                     10.8%
Inception (12/18/92)(3)     6.9%                      5.5%

TOP TEN HOLDINGS

  1.  US Treasury Note, 5.500% due 11/15/98       28.1%
  2.  SLMA 6.180% FRN due 04/21/97                16.7%
  3.  FNMA 4.730% FRN due 03/10/98                10.9%
  4.  FHLB 4.536% FLTR due 09/24/97               10.9%
  5.  SLMA 4.625% FRN due 06/01/98                 6.0%
  6.  FNMA 9.000% TBA                              5.9%
  7.  FNMA 7.000% TBA                              5.6%
  8.  FHLMC 1134 I INV due 09/15/96                5.4%
  9.  FHLMC 1575 PE PAC @ 6.000%
         due 03/15/07                              4.5%
10.  UAC Ser # 1995-CI PAC (ABS)
         3.000% due 10/10/02                       3.8%

ASSET MIX

Treasuries                  21.8%
Low Risk CMO's               4.7%
Asset Backed Securities      4.0%
Mortgage Pass Throughs       2.5%
Agencies                      67%

--------------------------------------------------------------------------------
(1) The Lehman Brothers 1-3 Year Government Bond Index is composed of all U.S. Government issues with maturities of 1-3 years.
(2) Lipper's Short U.S. Government Funds Average universe consists of 71 funds.
(3) Average Annual Total Return
(4) According to Lipper's Short U.S. Government Funds category of 71 funds. The Montgomery Short Government Fund ranked 55 out of 128 for the one year ended 12/31/95.
(5) According to the Merrill Lynch two-year Treasury Index.
(6) According to Lipper's one year total return averages for U.S. Government Money Market and Short U.S. Government categories.

Note: The performance shown represents past performance and is not a guarantee of future results.

                    ------------------ 12 ------------------

--------------------------------------------------------------------------------
             MONTGOMERY CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS
                               DECEMBER 31, 1995

             ------------------------------------------------------
                               INVESTMENT REVIEW
             ------------------------------------------------------

     Intermediate term tax exempt rates moved lower in the second half of 1995, but the decline was less than that experienced in other fixed income sectors. Municipal market appreciation was held back due to the threat of radical tax reform, an uptick in supply in December, and the absence of foreign flows which lifted demand for U.S. Governments. At year-end, ten year municipal high grade rates were at a three year high compared to ten year Treasury yields, a condition which makes investments in municipals much more advantaged from an income standpoint than is typical.

     Share price appreciation of 42 cents between the end of June and the end of December is attributed to the extension of average maturity from three to seven years which was implemented in July. Fund performance continues to be favorable with a 5.77% total return in the last half of 1995.


GROWTH OF A $10,000 INVESTMENT

                  Montgomery CA               Merrill Lynch CA   Lipper CA Muni
                  Tax-Free Intermediate       Municipal Bond     Debt Funds
                  Bond Fund                   Index(1)           Average(2)
6/93              $10,000                     $10,000            $10,000
                   10,121                       9,949             10,362
12/93              10,233                      10,159             10,465
                   10,086                      10,016              9,850
6/94               10,171                       9,865              9,881
                   10,271                      10,008              9,927
12/94              10,238                       9,998              9,679
                   10,583                      10,277             10,445
6/95               10,784                      10,535             10,641
                   11,054                      10,754             10,897
12/95             $11,406                     $10,974            $11,479

TOTAL RETURN SUMMARY

                             Montgomery CA                Merrill Lynch CA
                             Tax-Free Interm Bond         Muni Bond
1 Year                       11.4%                        9.8%
Inception (6/30/93)(3)        5.4%                        3.8%

TOP TEN HOLDINGS

1. Santa Rosa, CA, High School Dist. @ 7.000% due 05/01/01    5.9%
2. San Diego Mtr. Co., 6.375% due 05/01/06                    4.6%
3. Eastern Mun Water, 6.250% due 07/01/05                     4.2%
4. Southern Calif Pwr Auth, 5.500% due 07/01/12               4.2%
5. CA Univ, 6.450% due 06/01/02                               4.0%
6. Los Angeles Wtr & Pwr, 5.900% due 02/01/05                 3.9%
7. CA Med, 6.250% due 03/01/21                                3.8%
8. North City West CA, 5.000% due 09/01/04                    3.7%
9. Redwood City, CA, FRN due 10/01/08                         3.6%
10. Desert Hospital, CA, 6.150% due 07/01/02                  3.4%

INVESTMENT GRADE

A        21%
Aa       21%
BBB       8%
Aaa      50%

--------------------------------------------------------------------------------
(1) Comprised of Merrill Lynch CA 0 - 7 years from June 1993 - June 1995 and Merrill Lynch CA Intermediate from July 1995 - September 1995.
(2) Lipper's CA Muni Debt Funds Average universe consists of 27 funds.
(3) Average Annual Total Return

Note: The performance shown represents past performance and is not a guarantee of future results.

                    ------------------ 13 ------------------

              ----------------------------------------------------
                             MONTGOMERY GROWTH FUND
              ----------------------------------------------------
                             PORTFOLIO INVESTMENTS
                         DECEMBER 31, 1995--(UNAUDITED)

                                                         VALUE
       SHARES                                           (NOTE 1)
    ------------                                      ------------
COMMON STOCKS--74.1%
                  CAPITAL GOODS--5.7%
         250,000  Lam Research Corporation+.........  $ 11,406,250
         750,200  Measurex Corporation..............    21,193,150
         450,000  Tyco International Ltd. ..........    16,031,250
                                                      ------------
                                                        48,630,650
                                                      ------------
                  COMPUTER SOFTWARE--1.2%
         140,000  HBO & Company.....................    10,710,000
                                                      ------------
                  CONSUMER DURABLES--1.5%
         240,000  Whirlpool Corporation.............    12,780,000
                                                      ------------
                  CONSUMER--LEISURE TIME
                    PRODUCTS--0.9%
         372,500  Toy Biz., Inc.+...................     8,101,875
                                                      ------------
                  CONSUMER NON-DURABLES--2.3%
          99,000  Philip Morris Companies, Inc. ....     8,959,500
         309,700  UST Inc. .........................    10,336,237
                                                      ------------
                                                        19,295,737
                                                      ------------
                  DRUGS--DRUG DELIVERY--1.5%
         325,000  Pharmacia and Upjohn Inc. ........    12,593,750
                                                      ------------
                  ENERGY RELATED--5.4%
         400,000  Enron Corporation.................    15,250,000
         240,000  Schlumberger Ltd. ................    16,620,000
         450,000  Tidewater Inc. ...................    14,175,000
                                                      ------------
                                                        46,045,000
                                                      ------------
                  FINANCIAL SERVICES--7.9%
         250,000  American Express Company..........    10,343,750
         200,000  BankAmerica Corporation...........    12,950,000
         125,000  Citicorp..........................     8,406,250
         375,000  Golden West Financial
                    Corporation.....................    20,718,750
         380,000  Norwest Corporation...............    12,540,000
         114,100  Prudential Reinsurance Holdings...     2,667,087
                                                      ------------
                                                        67,625,837
                                                      ------------
                  HEALTH CARE SERVICES--6.7%
         600,000  Healthsource Inc.+................    21,600,000
         275,000  Living Centers America Inc.+......     9,625,000
         355,000  Oxford Health Plans Inc.+.........    26,181,250
                                                      ------------
                                                        57,406,250
                                                      ------------
                  HOME BUILDERS--4.3%
         475,000  Clayton Homes Inc. ...............    10,153,125
         865,000  Masco Corporation.................    27,139,375
                                                      ------------
                                                        37,292,500
                                                      ------------
                  HOUSEHOLD PRODUCTS--0.3%
         103,600  Singer Company....................     2,887,850
                                                      ------------
                  INFORMATION--BUSINESS SERVICES--4.5%
         115,000  Computer Sciences Corporation+....     8,078,750
         375,000  HFS Inc.+.........................    30,656,250
                                                      ------------
                                                        38,735,000
                                                      ------------
                  PAPER AND FOREST PRODUCTS--4.0%
         325,000  Chesapeake Corporation............     9,628,125
         650,000  International Paper Company.......    24,618,750
                                                      ------------
                                                        34,246,875
                                                      ------------
                  REAL ESTATE INVESTMENT TRUST--1.2%
         349,600  Starwood Lodging Trust............    10,400,600
                                                      ------------
                  RETAIL--6.8%
         387,000  Dayton Hudson Corporation.........    29,025,000
         660,000  Nordstrom, Inc. ..................    26,647,500
          70,500  Staples Inc.+.....................     1,727,250
          33,900  Tommy Hilfiger Corporation+.......     1,436,513
                                                      ------------
                                                        58,836,263
                                                      ------------
                  SEMICONDUCTORS--2.5%
         600,000  Analog Devices Inc.+..............    21,225,000
                                                      ------------
                  TECHNOLOGY--MISCELLANEOUS--7.3%
         571,700  Avid Technology Inc.+.............    10,898,031
         975,000  Octel Communications
                    Corporation+....................    31,504,688
         472,700  PictureTel Corporation+...........    20,326,100
                                                      ------------
                                                        62,728,819
                                                      ------------
                  TELECOMMUNICATIONS--
                    EQUIPMENT--8.5%
         350,000  Aspect Telecommunications
                    Corporation+....................    11,681,250
         300,000  Bay Networks Inc.+................    12,318,750
         950,000  Ericsson (L.M.) Telephone Company,
                    Class B, ADR....................    18,525,000
         850,000  General Instrument Corporation,
                    New+............................    19,868,750
         250,000  Northern Telecom Ltd. ............    10,750,000
                                                      ------------
                                                        73,143,750
                                                      ------------
                  TRANSPORTATION--1.6%
         900,000  Canadian National Railway
                    Company+........................    13,500,000
                                                      ------------
                  TOTAL COMMON STOCKS
                    (Cost $527,959,449).............   636,185,756
                                                      ------------
     PRINCIPAL
       AMOUNT
    ------------
REPURCHASE AGREEMENTS--27.7%
     $95,000,000  Agreement with Chemical Bank
                    Tri-Party, 6.000% dated
                    12/29/95, to be repurchased at
                    $95,063,333, on 01/02/96,
                    collateralized by $96,901,921
                    market value of U.S. Government
                    securities, having various
                    maturities and various interest
                    rates...........................    95,000,000

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 14 ------------------

              ----------------------------------------------------
                             MONTGOMERY GROWTH FUND
              ----------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                         DECEMBER 31, 1995--(UNAUDITED)

     PRINCIPAL                                           VALUE
       AMOUNT                                           (NOTE 1)
    ------------                                      ------------
REPURCHASE AGREEMENTS--(CONTINUED)
     $80,000,000  Agreement with Nikko Tri-Party,
                    5.930% dated 12/29/95, to be
                    repurchased at $80,052,711, on
                    01/02/96, collateralized by
                    $82,396,456 market value of U.S.
                    Government securities, having
                    various maturities and various
                    interest rates..................  $ 80,000,000
      63,390,000  Agreement with Paine Webber
                    Mortgage Tri-Party, 6.000% dated
                    12/29/95, to be repurchased at
                    $63,432,260, on 01/02/96,
                    collateralized by $64,660,257
                    market value of U.S. Government
                    securities, having various
                    maturities and various interest
                    rates...........................    63,390,000
                                                      ------------
                  TOTAL REPURCHASE AGREEMENTS
                    (Cost $238,390,000).............   238,390,000
                                                      ------------

                                                     VALUE
                                                    (NOTE 1)
                                                  ------------
TOTAL INVESTMENTS (Cost
  $766,349,449*)........................ 101.8%   $874,575,756
OTHER ASSETS AND LIABILITIES (Net)......  (1.8)    (15,141,253)
                                         -----    ------------
NET ASSETS.............................. 100.0%   $859,434,503
                                         =====    =============

------------
* Aggregate cost for Federal tax purposes.

+ Non-income producing security.

ABBREVIATION:

ADR  American Depositary Receipt

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 15 ------------------

            -------------------------------------------------------
                           MONTGOMERY MICRO CAP FUND
            -------------------------------------------------------
                             PORTFOLIO INVESTMENTS
                         DECEMBER 31, 1995--(UNAUDITED)

                                                     VALUE
  SHARES                                            (NOTE 1)
-----------                                       ------------
COMMON STOCKS--80.2%
              BASIC MATERIALS--1.1%
    125,000   IMCO Recycling, Inc. .............  $  3,062,500
                                                  ------------
              BUILDING MATERIALS--1.9%
    175,000   Republic Gypsum Company...........     2,450,000
    150,000   Triangle Pacific Corporation+.....     2,606,250
                                                  ------------
                                                     5,056,250
                                                  ------------
              BUSINESS SERVICES--1.0%
     82,000   On Assignment Inc.+...............     2,716,250
                                                  ------------
              CAPITAL GOODS--10.1%
     79,300   Beazer Homes USA Inc.+............     1,635,562
    120,000   Champion Enterprises Inc.+........     3,705,000
     60,000   Checkpoint Systems Inc.+..........     2,242,500
    170,000   Electroglas+......................     4,292,500
    125,000   Esterline Technologies
                Corporation+....................     2,953,125
    141,000   Measurex Corporation..............     3,983,250
    145,000   Raymond Corporation+..............     3,335,000
     26,000   Scientific Technologies Inc. .....       321,750
    204,500   Southern Energy Homes+............     3,502,063
    118,100   Woodhead Industries, Inc. ........     1,668,162
                                                  ------------
                                                    27,638,912
                                                  ------------
              COMPUTER HARDWARE--1.5%
    160,000   International Rectifier
                Corporation+....................     4,000,000
                                                  ------------
              COMPUTER SOFTWARE--4.0%
    120,100   Avid Technology Inc.+.............     2,289,406
    225,000   Comshare, Inc.+...................     5,962,500
     74,000   Veritas Software Corporation+.....     2,775,000
                                                  ------------
                                                    11,026,906
                                                  ------------
              COMPUTER SYSTEMS--3.4%
    108,000   Henry (Jack) & Associates.........     2,700,000
     60,000   Kronos, Inc.+.....................     2,910,000
    300,000   The Cronos Group+.................     3,543,750
                                                  ------------
                                                     9,153,750
                                                  ------------
              CONSUMER--LEISURE TIME
                PRODUCTS--1.1%
    175,000   Stratosphere Corporation..........     1,739,063
     55,900   Toy Biz, Inc.+....................     1,215,825
                                                  ------------
                                                     2,954,888
                                                  ------------
              CONSUMER NON-DURABLES--5.0%
    300,500   AMRE Inc. ........................     4,394,812
    165,000   Ha-Lo Industries..................     5,032,500
    150,000   Norwood Promotional Products+.....     2,568,750
     90,000   Petes Brewing Company+............     1,282,500
     42,500   Polk Audio, Inc.+.................       409,063
                                                  ------------
                                                    13,687,625
                                                  ------------
              ELECTRICAL EQUIPMENT--1.5%
    137,600   Giga-Tronics Inc. ................     1,083,600
    275,000   II-VI Inc.+.......................     3,007,813
                                                  ------------
                                                     4,091,413
                                                  ------------
              ELECTRONICS--1.1%
    120,000   Information Storage Devices+......     1,320,000
    100,000   Keithley Instruments Inc. ........     1,675,000
                                                  ------------
                                                     2,995,000
                                                  ------------
              ENERGY RELATED--4.9%
    307,000   Falcon Drilling Company Inc.+.....     4,547,437
    300,000   Pride Petroleum Services Inc.+....     3,150,000
    700,000   Unit Corporation+.................     3,325,000
    200,000   Varco International Inc.+.........     2,400,000
                                                  ------------
                                                    13,422,437
                                                  ------------
              ENGINEERING--CONSTRUCTION--1.6%
    140,000   Granite Construction Inc. ........     4,427,500
                                                  ------------
              FINANCIAL SERVICES--6.0%
     85,000   Aames Financial Corporation.......     2,369,375
     85,000   Amerin Corporation+...............     2,268,437
    211,000   Life RE Corporation...............     5,275,000
    190,000   Pioneer Financial Services
                Inc. ...........................     3,515,000
    142,500   U.S. Facilities Corporation.......     3,019,219
                                                  ------------
                                                    16,447,031
                                                  ------------
              FOOD AND BEVERAGE--1.2%
    135,000   Nature's Sunshine Products
                Inc. ...........................     3,358,125
                                                  ------------
              HEALTH CARE SERVICES--2.7%
     82,300   Genesis Health Ventures+..........     3,003,950
     65,000   HCIA Inc.+........................     3,030,625
     60,000   OccuSystems, Inc.+................     1,200,000
                                                  ------------
                                                     7,234,575
                                                  ------------
              INDUSTRIAL PRODUCTS--6.0%
     89,000   Applied Power Inc. ...............     2,670,000
    105,000   Charter Power Systems.............     2,979,375
     82,000   Cyberoptics Corporation+..........     3,259,500
    180,000   Holopak Technologies Inc. ........       945,000
    218,000   Moog Inc., Class A+...............     3,760,500
    172,800   Shelter Components Corporation....     2,829,600
                                                  ------------
                                                    16,443,975
                                                  ------------
              INFORMATION--BUSINESS SERVICES--2.3%
     90,500   Continuum Company Inc.+...........     3,574,750
    116,250   Right Management Consulting.......     2,775,469
                                                  ------------
                                                     6,350,219
                                                  ------------
              INSURANCE--2.4%
    165,000   AVEMCO Corporation................     2,640,000
    135,000   PennCorp Financial Group Inc. ....     3,965,625
                                                  ------------
                                                     6,605,625
                                                  ------------
              LODGING--2.6%
    120,000   Bristol Hotel Company+............     2,925,000
    166,000   Renaissance Hotel Group, N.V.+....     4,233,000
                                                  ------------
                                                     7,158,000
                                                  ------------
              MACHINERY--CONSTRUCTION--1.4%
    125,000   Manitowoc Company.................     3,828,125
                                                  ------------
              MEDICAL PRODUCTS--TECHNOLOGY--0.9%
    117,500   Circon Corporation+...............     2,372,031
                                                  ------------

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 16 ------------------

            -------------------------------------------------------
                           MONTGOMERY MICRO CAP FUND
            -------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                         DECEMBER 31, 1995--(UNAUDITED)

                                                     VALUE
  SHARES                                            (NOTE 1)
-----------                                       ------------
COMMON STOCKS--(CONTINUED)
              MINING AND MINERALS--0.4%
     67,700   Tremont Corporation, New+.........  $  1,125,513
                                                  ------------
              REAL ESTATE INVESTMENT TRUST--1.2%
    114,000   Starwood Lodging Trust............     3,391,500
                                                  ------------
              RESTAURANTS--1.0%
    137,500   Sonic Corporation+................     2,578,125
                                                  ------------
              RETAIL--1.0%
    900,000   Filene's Basement Corporation.....     2,165,625
     35,000   Whole Foods Market Inc.+..........       487,813
                                                  ------------
                                                     2,653,438
                                                  ------------
              SEMICONDUCTORS--1.4%
    350,000   Actel Corporation+................     3,784,375
                                                  ------------
              STEEL--0.1%
     27,500   Bliss & Laughlin Industries
                Inc.+...........................       247,500
                                                  ------------
              TECHNOLOGY--MISCELLANEOUS--4.7%
    106,500   Bell and Howell Holdings+.........     2,982,000
    100,000   Data Research Associates Inc.+....     1,837,500
    110,000   Data Translation Inc.+............     1,760,000
    225,000   Genicom Corporation+..............     1,125,000
     85,000   Octel Communications
                Corporation+....................     2,746,562
    125,000   Plexus Corporation+...............     2,046,875
     15,000   SDL Inc.+.........................       367,500
                                                  ------------
                                                    12,865,437
                                                  ------------
              TELECOMMUNICATIONS--EQUIPMENT--1.0%
     76,600   Aspect Telecommunications
                Corporation+....................     2,556,525
                                                  ------------
              TEXTILES--APPAREL--3.3%
    285,000   Authentic Fitness Corporation.....     5,913,750
     60,000   St. John Knits Inc. ..............     3,187,500
                                                  ------------
                                                     9,101,250
                                                  ------------
              TRUCKING AND LEASING--2.1%
    115,000   Midwest Express Holdings+.........     3,191,250
    170,000   Swift Transportation Company
                Inc. ...........................     2,571,250
                                                  ------------
                                                     5,762,500
                                                  ------------
              UTILITY--0.3%
     25,000   Otter Tail Power Company..........       896,875
                                                  ------------
              TOTAL COMMON STOCKS
                (Cost $181,873,908).............   218,994,175
                                                  ------------

 PRINCIPAL
  AMOUNT
-----------
REPURCHASE AGREEMENTS--20.5%
$30,000,000   Agreement with Chemical Bank
                Tri-Party, 6.000% dated
                12/29/95, to be repurchased at
                $30,020,000 on 01/02/96,
                collateralized by $30,600,607
                market value of U.S. Government
                securities, having various
                maturities and various interest
                rates...........................    30,000,000
 15,000,000   Agreement with Nikko Tri-Party,
                5.930% dated 12/29/95, to be
                repurchased at $15,009,883, on
                01/02/96, collateralized by
                $15,449,336 market value of U.S.
                Government securities, having
                various maturities and various
                interest rates..................    15,000,000
 10,840,000   Agreement with Paine Webber
                Mortgage Tri-Party, 6.000% dated
                12/29 to be repurchased at
                $10,847,227, on 01/02/96,
                collateralized by $11,057,220
                market value of U.S. Government
                securities, having various
                maturities and various interest
                rates...........................    10,840,000
                                                  ------------
              TOTAL REPURCHASE AGREEMENTS
                (Cost $55,840,000)..............    55,840,000
                                                  ------------
TOTAL INVESTMENTS
  (Cost $237,713,908*)................   100.7%    274,834,175
OTHER ASSETS AND LIABILITIES (Net)....    (0.7)     (1,878,942)
                                         -----    ------------
NET ASSETS............................   100.0%   $272,955,233
                                         =====    ============

------------
* Aggregate cost for Federal tax purposes.

+ Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 17 ------------------

            -------------------------------------------------------
                           MONTGOMERY SMALL CAP FUND
            -------------------------------------------------------
                             PORTFOLIO INVESTMENTS
                         DECEMBER 31, 1995--(UNAUDITED)

                                                     VALUE
  SHARES                                            (NOTE 1)
-----------                                       ------------
COMMON STOCKS--94.2%
             BIOTECHNOLOGY--4.2%
    152,000  Centocor Inc.+.....................  $  4,712,000
     80,000  Cephalon Inc.+.....................     3,265,000
    104,000  Sepracor Inc.+.....................     1,924,000
                                                  ------------
                                                     9,901,000
                                                  ------------
             CAPITAL GOODS--5.6%
     78,000  Del Webb Corporation...............     1,569,750
     82,200  Elsag Bailey Process Auto N.V.+....     2,209,125
    180,000  Northwest Pipe Company+............     1,980,000
     74,100  Oakwood Homes Corporation..........     2,843,587
     96,000  Teltrend Inc.+.....................     4,512,000
                                                  ------------
                                                    13,114,462
                                                  ------------
             COMPUTER HARDWARE--1.3%
     95,100  Comverse Technology+...............     1,913,887
     42,000  Hadco Corporation+.................     1,189,125
                                                  ------------
                                                     3,103,012
                                                  ------------
             CONSUMER--LEISURE TIME
               PRODUCTS--7.9%
     80,000  Anthony Industries.................     1,840,000
    288,000  Benson Eyecare Corporation+........     2,592,000
    165,000  CAI Wireless Systems Inc.+.........     1,577,813
     64,000  Canandaigua Wine Company, Inc.,
               Class A+.........................     2,096,000
     52,000  Carmike Cinemas, Inc., Class A+....     1,170,000
     48,000  Exide Corporation..................     2,202,000
     64,900  Red Lions Hotels Inc.+.............     1,135,750
     60,000  Regal Cinemas Inc.+................     1,762,500
    200,004  ShoLodge, Inc.+....................     1,950,039
     60,000  Silver King Communications Inc.+...     2,070,000
     13,100  Young Broadcasting, Inc., Class
               A+...............................       363,525
                                                  ------------
                                                    18,759,627
                                                  ------------
             DRUGS--DRUG DELIVERY--3.1%
     88,000  AmeriSource Health Corporation,
               Class A+.........................     2,904,000
     92,000  Watson Pharmaceuticals+............     4,508,000
                                                  ------------
                                                     7,412,000
                                                  ------------
             ENERGY RELATED--5.1%
     82,400  BJ Services Company+...............     2,389,600
     78,200  Camco International Inc. ..........     2,189,600
    240,000  High Plains Corporation+...........     1,065,000
     50,000  Nuevo Energy Company+..............     1,112,500
    120,000  Petroleum Geo-Services, ADR+.......     3,000,000
    107,000  Seagull Energy Corporation+........     2,380,750
                                                  ------------
                                                    12,137,450
                                                  ------------
             FINANCIAL SERVICES--15.8%
    220,000  AmeriCredit Corporation+...........     2,997,500
     62,000  Amerin Corporation+................     1,654,625
     56,000  CMAC Investment Corporation........     2,464,000
    112,000  Commercial Federal Corporation.....     4,228,000
     40,000  Conseco Inc. ......................     2,505,000
     95,300  Countrywide Credit Industries,
               Inc. ............................     2,072,775
     62,900  Equitable of Iowa Companies........     2,020,663
     89,400  Life Re Corporation................     2,235,000
     64,000  Mid Ocean Ltd.+....................     2,360,000
     35,400  OnBancorp Inc. ....................     1,183,687
    110,000  Prudential Reinsurance Holdings....     2,571,250
    208,000  Renters Choice Inc.+...............     2,860,000
     40,000  The PMI Group Inc. ................     1,810,000
    100,000  Union Acceptance Corporation+......     1,437,500
    132,000  Union America Holdings, ADR+.......     2,244,000
     48,000  Vesta Insurance Group Inc. ........     2,616,000
                                                  ------------
                                                    37,260,000
                                                  ------------
             HEALTH CARE SERVICES--9.3%
     40,000  American Homepatient Inc.+.........     1,170,000
    100,000  Community Health Systems, Inc.+....     3,562,500
     70,000  HealthPlans Services
               Corporation+.....................     1,750,000
     64,000  Lincare Holding Inc.+..............     1,592,000
     67,800  Medpartners/Mullikin, Inc.+........     2,228,925
     56,000  Omnicare, Inc. ....................     2,506,000
    240,000  Ornda Healthcorp+..................     5,580,000
     89,000  Physician Sales & Services,
               Inc.+............................     2,514,250
     40,400  Rotech Medical Corporation+........     1,100,900
                                                  ------------
                                                    22,004,575
                                                  ------------
             INDUSTRIAL PRODUCTS--3.4%
     88,000  C-COR Electronics+.................     2,046,000
     72,000  Greenfield Industries Inc. ........     2,241,000
    128,000  OEA Systems Inc. ..................     3,824,000
                                                  ------------
                                                     8,111,000
                                                  ------------
             INFORMATION--BUSINESS SERVICES--9.6%
     49,100  APAC Teleservices, Inc.+...........     1,638,712
     48,600  BiSYS Group, Inc.+.................     1,482,300
    114,600  Black Box Corporation+.............     1,876,575
     72,000  Checkfree Corporation+.............     1,539,000
     72,200  Global Direct Mail Corporation+....     1,985,500
    128,000  Medaphis Corporation+..............     4,752,000
    168,000  National Data Corporation..........     4,158,000
    120,000  Saville Systems Ireland, ADR+......     1,710,000
     88,000  Scientific-Atlanta Inc.............     1,320,000
     82,000  VeriFone, Inc.+....................     2,347,250
                                                  ------------
                                                    22,809,337
                                                  ------------
             MEDICAL PRODUCTS--TECHNOLOGY--5.0%
     48,000  Arrow International................     1,950,000
    256,000  Corvita Corporation+...............     2,608,000
    107,000  I-Stat Corporation+................     3,450,750
     33,700  Owen Healthcare, Inc.+.............       909,900
    103,200  Physio-Control International
               Corporation+.....................     1,870,500
     56,000  Ventritex Inc.+....................       983,500
                                                  ------------
                                                    11,772,650
                                                  ------------
             RETAIL--3.2%
     13,400  APS Holding Corporation, Class
               A+...............................     2,523,150
     16,100  Proffitts Inc.+....................       424,637

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 18 ------------------

            -------------------------------------------------------
                           MONTGOMERY SMALL CAP FUND
            -------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                         DECEMBER 31, 1995--(UNAUDITED)

                                                     VALUE
  SHARES                                            (NOTE 1)
-----------                                       ------------
COMMON STOCKS--(CONTINUED)
             RETAIL--(CONTINUED)
    104,000  Tommy Hilfiger Corporation+........  $  4,407,000
      9,800  Younkers Inc.+.....................       246,838
                                                  ------------
                                                     7,601,625
                                                  ------------
             TELECOMMUNICATIONS--20.7%
     96,000  ACC Corporation....................     2,196,000
     12,400  Arch Communications Group+.........       298,375
    108,000  Equalnet Holding Corporation+......       776,250
    544,000  Frontier Corporation...............    16,320,000
     36,000  Globalstar Telecommunication
               Ltd.+............................     1,345,500
    200,000  IntelCom Group, Inc.+..............     2,475,000
    368,000  LCI International Worldwide
               Telecommunications...............     7,544,000
     88,000  Metrocall Inc.+....................     1,672,000
    160,000  MIDCOM Communications, Inc.+.......     2,840,000
    113,100  Mobile Telecommunications
               Technology Corporation+..........     2,417,513
    312,000  WorldCom, Inc.+....................    11,037,000
                                                  ------------
                                                    48,921,638
                                                  ------------
             TOTAL COMMON STOCKS
               (Cost $158,240,916)..............   222,908,376
                                                  ------------

 PRINCIPAL
  AMOUNT
-----------
             CORPORATE BONDS--2.7%
 $1,000,000  All American Communications,
               Subordinated Notes,
               6.500% due 10/01/03..............       890,000
  2,500,000  Alliance Gaming Inc,
               Subordinated Debenture,
               7.500% due 09/15/03**............     1,381,250
  4,560,000  IntelCom Group, Subordinated Notes,
               Payment-in-Kind,
               7.000% due 10/30/98..............     4,012,800
                                                  ------------
             TOTAL CORPORATE BONDS
               (Cost $8,060,000)................     6,284,050
                                                  ------------
             TOTAL SECURITIES
               (Cost $166,300,916)..............   229,192,426
                                                  ------------
             REPURCHASE AGREEMENTS--2.9%
 $3,387,000  Agreement with Chemical Bank
               Tri-Party, 6.000% dated 12/29/95,
               to be repurchased at $3,389,258,
               on 01/02/96, collateralized by
               $3,454,808 market value of U.S.
               Government securities, having
               various maturities and various
               interest rates...................     3,387,000
  3,387,000  Agreement with Paine Webber
               Mortgage Tri-Party, 6.000% dated
               12/31/95 to be repurchased at
               $3,389,258, on 01/02/96,
               collateralized by $3,454,871
               market value of U.S. Government
               securities, having various
               maturities and various interest
               rates............................     3,387,000
                                                  ------------
             TOTAL REPURCHASE AGREEMENTS
               (Cost $6,774,000)................     6,774,000
                                                  ------------
TOTAL INVESTMENTS
  (Cost $173,074,916*)................   99.8%     235,966,426
OTHER ASSETS AND LIABILITIES (Net)....    0.2          532,956
                                        -----     ------------
NET ASSETS............................  100.0%    $236,499,382
                                        =====     =============

------------
 * Aggregate cost for Federal tax purposes.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 + Non-income producing security.

ABBREVIATION:

ADR  American Depositary Receipt

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 19 ------------------

        ----------------------------------------------------------------
                         MONTGOMERY EQUITY INCOME FUND
        ----------------------------------------------------------------
                             PORTFOLIO INVESTMENTS
                         DECEMBER 31, 1995--(UNAUDITED)

                                                      VALUE
  SHARES                                            (NOTE 1)
-----------                                        -----------
                                          COMMON STOCKS--89.1%
             AUTOMOTIVE--1.4%
      6,500  Genuine Parts Company...............  $   266,500
                                                  ------------
             CAPITAL GOODS--3.5%
      2,300  Cooper Industries Inc. .............       84,525
      6,700  Minnesota Mining & Manufacturing
               Company...........................      443,875
      4,800  National Services Industries
               Inc. .............................      155,400
                                                  ------------
                                                       683,800
                                                  ------------
             CHEMICALS--2.8%
      9,400  Betz Laboratories Inc. .............      385,400
      1,000  Du Pont EI de Nemours & Company.....       69,875
      1,400  Rohm & Haas Company.................       90,125
                                                  ------------
                                                       545,400
                                                  ------------
             CONSUMER NON-DURABLES--8.4%
      9,900  American Brands Inc. ...............      441,787
      7,800  Philip Morris Companies, Inc. ......      705,900
     15,100  UST Inc. ...........................      503,962
                                                  ------------
                                                     1,651,649
                                                  ------------
             DRUGS--DRUG DELIVERY--1.7%
      7,800  Baxter International Inc. ..........      326,625
                                                  ------------
             ELECTRICAL EQUIPMENT--0.5%
      1,500  Hubbell Inc., Class B...............       98,625
                                                  ------------
             ENERGY RELATED--13.5%
      9,100  Amoco Corporation...................      654,063
     11,200  Chevron Corporation.................      588,000
     14,500  Dresser Industries Inc. ............      353,437
      6,800  Exxon Corporation...................      544,850
      6,400  Texaco Inc. ........................      502,400
                                                  ------------
                                                     2,642,750
                                                  ------------
             FINANCIAL SERVICES--9.6%
      8,600  Banc One Corporation................      324,650
      1,600  Federal National Mortgage
               Association.......................      198,600
      7,000  KeyCorp.............................      253,750
      2,200  Morgan (J.P.) & Company Inc. .......      176,550
      5,300  National City Corporation...........      175,563
      8,600  U.S. Bancorp........................      288,638
      9,900  Wachovia Corporation................      452,925
                                                  ------------
                                                     1,870,676
                                                  ------------
             FOOD AND BEVERAGE--5.1%
      6,900  Anheuser-Busch Companies Inc. ......      461,437
      4,700  General Mills Inc. .................      271,425
      8,050  Heinz (H.J.) Company................      266,656
                                                  ------------
                                                       999,518
                                                  ------------
             INFORMATION--BUSINESS SERVICES--1.4%
      3,200  McGraw-Hill Companies Inc. .........      278,800
                                                  ------------
             INSURANCE--7.0%
      5,200  American General Corporation........      181,350
      2,100  Lincoln National Corporation,
               Ltd. .............................      112,875
      5,100  Marsh & McLennan Companies..........      452,625
      8,600  SAFECO Corporation..................      297,237
      6,000  St. Paul Companies, Inc. ...........      333,750
                                                  ------------
                                                     1,377,837
                                                  ------------
             MACHINERY--CONSTRUCTION--2.7%
     14,400  Fleetwood Enterprises...............      370,800
      3,100  Stanley Works.......................      159,650
                                                  ------------
                                                       530,450
                                                  ------------
             OFFICE EQUIPMENT--0.9%
      3,800  Pitney Bowes Inc. ..................      178,600
                                                  ------------
             PAPER AND FOREST PRODUCTS--3.8%
      5,700  Kimberly-Clark Corporation..........      471,675
      4,600  Potlach Corporation.................      184,000
      2,000  Weyerhauser Company.................       86,500
                                                  ------------
                                                       742,175
                                                  ------------
             PHARMACEUTICALS--7.7%
      5,400  American Home Products
               Corporation.......................      523,800
      7,000  Bristol-Myers Squibb Company........      601,125
      3,000  Merck & Company, Inc. ..............      197,250
      1,800  Warner-Lambert Company..............      174,825
                                                  ------------
                                                     1,497,000
                                                  ------------
             RETAIL--1.7%
      6,900  Penney (J.C.) Company, Inc. ........      328,612
                                                  ------------
             TELECOMMUNICATIONS--5.3%
     10,300  GTE Corporation.....................      453,200
      5,700  NYNEX Corporation...................      307,800
      7,100  Southern New England
               Telecommunications Corporation....      282,225
                                                  ------------
                                                     1,043,225
                                                  ------------
             UTILITIES--12.1%
     12,900  Baltimore Gas & Electric Company....      367,650
      4,300  Florida Progress Corporation........      152,113
      3,400  IPALCO Enterprises Inc. ............      129,625
      5,300  National Fuel Gas Company...........      188,300
      9,800  NICOR Inc. .........................      269,500
     17,300  Pacific Corporation.................      367,625
      4,600  Questar Corporation.................      154,100
      1,800  Union Electric Company..............       75,150

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 20 ------------------

        ----------------------------------------------------------------
                         MONTGOMERY EQUITY INCOME FUND
        ----------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                         DECEMBER 31, 1995--(UNAUDITED)

                                                      VALUE
  SHARES                                            (NOTE 1)
-----------                                        -----------
COMMON STOCKS--(CONTINUED)
             UTILITIES--(CONTINUED)
     13,500  Western Resources Inc. .............  $   450,563
      6,700  Wisconsin Energy Corporation........      205,188
                                                  ------------
                                                     2,359,814
                                                  ------------
             TOTAL COMMON STOCKS
               (Cost $15,636,748)................   17,422,056
                                                   ------------
 PRINCIPAL
  AMOUNT
-----------
REPURCHASE AGREEMENT--7.9%
  (Cost $1,552,000)
 $1,552,000  Agreement with Chemical Bank
               Tri-Party, 6.000% dated 12/29/95,
               to be repurchased at $1,553,035 on
               01/02/96, collateralized by
               $1,583,071 market value of U.S.
               Government securities, having
               various maturities and various
               interest rates....................    1,552,000
                                                  ------------

                                                       VALUE
                                                     (NOTE 1)
                                                    -----------
TOTAL INVESTMENTS
  (Cost $17,188,748*)...................    97.0%   $18,974,056
OTHER ASSETS AND LIABILITIES (Net)......     3.0        579,471
                                           -----    -----------
NET ASSETS..............................   100.0%   $19,553,527
                                           =====    ===========

------------
* Aggregate cost for Federal tax purposes.

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 21 ------------------

             -----------------------------------------------------
                           MONTGOMERY SELECT 50 FUND
             -----------------------------------------------------
                             PORTFOLIO INVESTMENTS
                         DECEMBER 31, 1995--(UNAUDITED)

                                                      VALUE
  SHARES                                            (NOTE 1)
-----------                                        -----------
COMMON STOCKS--79.0%
             BROADCASTING--ADVERTISING--0.7%
     19,000  Reuters, ORD (Great Britain)........  $   173,944
                                                  ------------
             CAPITAL GOODS--3.4%
     11,000  Lam Research Corporation+ (United
               States)...........................      501,875
     14,000  Measurex Corporation (United
               States)...........................      395,500
                                                  ------------
                                                       897,375
                                                  ------------
             COMPUTER SOFTWARE--4.4%
     23,000  Comshare, Inc.+ (United States).....      609,500
     15,000  Scopus Technology Inc.+ (United
               States)...........................      375,000
      4,000  Veritas Software Corporation+
               (United States)...................      150,000
                                                  ------------
                                                     1,134,500
                                                  ------------
             CONSUMER NON-DURABLES--4.0%
      4,000  Ha-Lo Industries (United States)....      122,000
      5,500  Philip Morris Companies, Inc.
               (United States)...................      497,750
     13,000  UST Inc. (United States)............      433,875
                                                  ------------
                                                     1,053,625
                                                  ------------
             ENERGY RELATED--3.7%
      9,500  Chevron Corporation (United
               States)...........................      498,750
    100,000  Unit Corporation+ (United States)...      475,000
                                                  ------------
                                                       973,750
                                                  ------------
             FINANCIAL SERVICES--1.7%
     12,000  KeyCorp (United States).............      435,000
                                                  ------------
             FOOD AND BEVERAGE--1.5%
      6,000  Anheuser-Busch Companies Inc.
               (United States)...................      401,250
                                                  ------------
             FOOTWEAR--1.3%
      6,540  Adidas (Germany)....................      346,155
                                                  ------------
             FURNITURE--1.4%
  1,518,000  Lamex Holdings (Hong Kong)..........      374,960
                                                  ------------
             GLASS--1.9%
     33,000  Tambang Timah (Indonesia)...........       40,772
     37,400  Tambang Timah, GDR*** (Indonesia)...      454,410
                                                  ------------
                                                       495,182
                                                  ------------
             HEALTH CARE--PHARMACEUTICALS--4.9%
      5,500  Bristol-Myers Squibb Company (United
               States)...........................      472,313
     17,600  Teva Pharmaceuticals, ADR
               (Israel)..........................      815,100
                                                  ------------
                                                     1,287,413
                                                   ------------
             HEALTH CARE SERVICES--0.3%
      1,000  Oxford Health Plans Inc.+ (United
               States)...........................       73,750
                                                  ------------
             HOLDING--1.0%
  1,835,000  Koc Holding (Turkey)................      262,143
                                                  ------------
             HOME BUILDERS--1.8%
     15,000  Masco Corporation (United States)...      470,625
                                                  ------------
            HOUSEHOLD PRODUCTS--1.9%
     18,000  Singer Company (United States)......      501,750
                                                  ------------
             INDUSTRIAL PRODUCTS--2.3%
     35,000  Moog Inc., Class A+ (United
               States)...........................      603,750
                                                  ------------
             INSURANCE--1.6%
     12,000  SAFECO Corporation (United
               States)...........................      414,750
                                                  ------------
             MACHINERY--CONSTRUCTION--3.0%
    427,500  Komatsu Indonesia (Indonesia).......      350,563
     14,300  Manitowoc Company (United States)...      437,938
                                                  ------------
                                                       788,501
                                                  ------------
             NEWSPAPERS--PUBLISHING--1.0%
        380  Axel Springer Verlag, Class A
               (Germany).........................      255,718
                                                  ------------
             RETAIL--7.1%
     40,600  Bulgari Spa (Italy).................      346,738
      6,000  Dayton Hudson Corporation (United
               States)...........................      450,000
     14,000  Hankyo Department Stores (Japan)....      207,457
     22,000  Mitsukoshi Ltd. (Japan).............      206,683
     20,000  MSC Industrial Company (United
               States)...........................      550,000
      3,800  Staples Inc.+ (United States).......       93,100
                                                  ------------
                                                     1,853,978
                                                  ------------
             SEMICONDUCTORS--1.9%
     14,000  Analog Devices Inc.+ (United
               States)...........................      495,250
                                                  ------------
             SOFTWARE SYSTEMS--2.0%
     10,000  DST System+ (United States).........      285,000
      8,460  Sysdeco Group+ (Norway).............      231,266
                                                  ------------
                                                       516,266
                                                  ------------
             STEEL--1.4%
    196,400  Sivensa, ADR (Venezuela)............      368,250
                                                  ------------
             TECHNOLOGY--MISCELLANEOUS--2.8%
     16,000  Octel Communications Corporation+
               (United States)...................      517,000
      5,200  PictureTel Corporation+
               (United States)...................      223,600
                                                  ------------
                                                       740,600
                                                  ------------

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 22 ------------------

             -----------------------------------------------------
                           MONTGOMERY SELECT 50 FUND
             -----------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                         DECEMBER 31, 1995--(UNAUDITED)

                                                      VALUE
  SHARES                                            (NOTE 1)
-----------                                        -----------
COMMON STOCKS--(CONTINUED)
             TELECOMMUNICATIONS--7.4%
      4,300  Ericsson (L.M.) Telephone Company,
               Class B, ADR+ (Sweden)............  $    84,180
     14,800  Gilat Satellite Networks, Ltd.+
               (Israel)..........................      371,850
      7,200  Nera S.A. (Norway)..................      234,366
      3,810  Nokia AB Corporation, Series A
               (Finland).........................      147,576
        900  Philippine Long Distance Telephone
               (Philippines).....................       48,894
      6,300  Philippine Long Distance Telephone,
               ADR (Philippines).................      340,988
      9,400  Telebras, ADR (Brazil)..............      445,325
      9,600  Telefonica de Argentina, ADR
               (Argentina).......................      261,600
                                                  ------------
                                                     1,934,779
                                                  ------------
             TEXTILES--APPAREL--7.3%
     24,000  Authentic Fitness Corporation
               (United States)...................      498,000
    521,000  Goldlion Holdings Ltd. (Hong
               Kong).............................      380,685
     10,000  Gucci (Italy).......................      388,750
    187,000  Westmont Industries Berhad**
               (Malaysia)........................      647,951
                                                  ------------
                                                     1,915,386
                                                  ------------
             TRUCKING AND LEASING--1.8%
     16,500  Midwest Express Holdings+
               (United States)...................      457,875
                                                  ------------
             UTILITIES--5.5%
     14,000  Florida Progress Corporation (United
               States)...........................      495,250
      9,000  Mosenergo, ADS*** (Russia)..........       73,125
     13,000  Questar Corporation (United
               States)...........................      435,500
     13,000  Western Resources Inc. (United
               States)...........................      433,875
                                                  ------------
                                                     1,437,750
                                                  ------------
             TOTAL COMMON STOCKS
               (Cost $19,316,674)................   20,664,275
                                                  ------------
PREFERRED STOCK--0.4% (Cost $79,772)
      3,700  KEPCO, ADR (Korea)..................       98,050
                                                  ------------
             TOTAL SECURITIES
               (Cost $19,396,446)................   20,762,325
                                                  ------------

 PRINCIPAL                                            VALUE
  AMOUNT                                            (NOTE 1)
-----------                                        -----------
REPURCHASE AGREEMENTS--28.5%
 $3,726,500  Agreement with Chemical Bank
               Tri-Party, 6.000% dated 12/29/95,
               to be repurchased at $3,728,984 on
               01/02/96, collateralized by
               $3,801,105 market value of U.S.
               Government securities, having
               various maturities and various
               interest rates....................  $ 3,726,500
 $3,726,500  Agreement with Paine Webber
               Tri-Party, 6.000% dated 12/29/95,
               to be repurchased at $3,728,984 on
               01/02/96, collateralized by
               $3,801,174 market value of U.S.
               Government securities, having
               various maturities and various
               interest rates....................    3,726,500
                                                  ------------
             TOTAL REPURCHASE AGREEMENTS
               (Cost $7,453,000).................    7,453,000
                                                  ------------
TOTAL INVESTMENTS
  (Cost $26,849,446*)...................   107.9%    28,215,325
OTHER ASSETS AND LIABILITIES (Net)......    (7.9)    (2,073,127)
                                           -----    -----------
NET ASSETS..............................   100.0%   $26,142,198
                                           =====    ===========

------------
  * Aggregate cost for Federal tax purposes.

 ** Illiquid or Special Situation Security (See Note 7 to Financial Statements).

*** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

  + Non-income producing security.

ABBREVIATIONS:
ADR   American Depositary Receipt
ADS   American Depositary Share
ORD   Ordinary

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 23 ------------------

     ----------------------------------------------------------------------
                        MONTGOMERY ASSET ALLOCATION FUND
     ----------------------------------------------------------------------
                             PORTFOLIO INVESTMENTS
                         DECEMBER 31, 1995--(UNAUDITED)

                                                     VALUE
  SHARES                                            (NOTE 1)
-----------                                       ------------
COMMON STOCKS--65.9%
              CAPITAL GOODS--4.9%
     60,000   Champion Enterprises Inc.+........  $  1,852,500
     67,800   Measurex Corporation..............     1,915,350
     20,000   Oakwood Homes Corporation.........       767,500
     39,000   Tyco International Ltd. ..........     1,389,375
                                                  ------------
                                                     5,924,725
                                                  ------------
              COMPUTER HARDWARE--2.6%
     81,400   International Rectifier
                Corporation+....................     2,035,000
     25,000   Lam Research Corporation,
                N.P.V...........................     1,140,625
                                                  ------------
                                                     3,175,625
                                                  ------------
              COMPUTER SOFTWARE--0.6%
     39,400   Avid Technology Inc.+.............       751,062
                                                  ------------
              COMPUTER SYSTEMS--0.7%
     18,500   Kronos, Inc.+.....................       897,250
                                                  ------------
              CONSUMER DURABLES--0.9%
     19,900   Whirlpool Corporation.............     1,059,675
                                                  ------------
              CONSUMER--LEISURE TIME
                PRODUCTS--0.7%
     37,200   Toy Biz, Inc.+....................       809,100
                                                  ------------
              CONSUMER NON-DURABLES--3.8%
     50,000   Estee Lauder Company, Inc., Class
                A...............................     1,743,750
     50,000   Norwood Promotional Products......       856,250
      8,800   Philip Morris Companies, Inc. ....       796,400
     37,500   UST Inc. .........................     1,251,563
                                                  ------------
                                                     4,647,963
                                                  ------------
              DRUGS--DRUG DELIVERY--0.9%
     28,500   Pharmacia and Upjohn Inc. ........     1,104,375
                                                  ------------
              ENERGY RELATED--5.0%
     40,400   Enron Corporation.................     1,540,250
    130,000   Ethyl Corporation.................     1,625,000
     21,800   Schlumberger Ltd. ................     1,509,650
     44,000   Tidewater Inc. ...................     1,386,000
                                                  ------------
                                                     6,060,900
                                                  ------------
              ENGINEERING--CONSTRUCTION--1.1%
     41,500   Granite Construction Inc. ........     1,312,437
                                                  ------------
              FINANCIAL SERVICES--6.7%
     20,500   American Express Company..........       848,188
     18,000   BankAmerica Corporation...........     1,165,500
     10,000   Citicorp..........................       672,500
     38,500   Golden West Financial
                Corporation.....................     2,127,125
     70,000   Life Re Corporation...............     1,750,000
     35,000   Norwest Corporation...............     1,155,000
     15,900   Prudential Reinsurance Holdings...       371,663
                                                  ------------
                                                     8,089,976
                                                  ------------
              HEALTH CARE SERVICES--2.8%
     46,000   Healthsource Inc.+................     1,656,000
     24,000   Oxford Health Plans Inc.+.........     1,770,000
                                                  ------------
                                                     3,426,000
                                                  ------------
              HOME BUILDER--2.9%
     47,000   Clayton Homes Inc. ...............     1,004,625
     81,700   Masco Corporation.................     2,563,337
                                                  ------------
                                                     3,567,962
                                                  ------------
              INFORMATION--BUSINESS SERVICES--3.5%
     11,900   Computer Sciences Corporation+....       835,975
     17,500   Global Direct Mail Corporation....       481,250
     36,000   HFS Inc.+.........................     2,943,000
                                                  ------------
                                                     4,260,225
                                                  ------------
              INDUSTRIAL PRODUCTS--2.6%
     25,000   Cyberoptics Corporation...........       993,750
     66,000   UCAR International Inc. ..........     2,227,500
                                                  ------------
                                                     3,221,250
                                                  ------------
              LODGING--0.7%
     34,000   Renaissance Hotel Group, N.V.+....       867,000
                                                  ------------
              MACHINERY--CONSTRUCTION--1.1%
     42,000   Manitowoc Company.................     1,286,250
                                                  ------------
              MEDICAL PRODUCTS--TECHNOLOGY--0.7%
     15,000   Objective Systems Integrator......       819,375
                                                  ------------
              REAL ESTATE INVESTMENT TRUST--0.9%
     35,700   Starwood Lodging Trust............     1,062,075
                                                  ------------
              RETAIL--5.7%
     38,000   Dayton Hudson Corporation.........     2,850,000
     26,000   Department Fifty Six, Inc. .......       997,750
     71,000   Nordstrom, Inc. ..................     2,866,625
      7,700   Staples Inc.+.....................       188,650
                                                  ------------
                                                     6,903,025
                                                  ------------
              SEMICONDUCTORS--2.2%
     74,000   Actel Corporation+................       800,125
     52,000   Analog Devices Inc.+..............     1,839,500
                                                  ------------
                                                     2,639,625
                                                  ------------
              SOFTWARE SYSTEMS--1.7%
     71,000   DST System+.......................     2,023,500
                                                  ------------
              TECHNOLOGY--MISCELLANEOUS--3.9%
     85,000   Octel Communications
                Corporation+....................     2,746,562
     46,700   PictureTel Corporation+...........     2,008,100
                                                  ------------
                                                     4,754,662
                                                  ------------

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 24 ------------------

     ----------------------------------------------------------------------
                        MONTGOMERY ASSET ALLOCATION FUND
     ----------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                         DECEMBER 31, 1995--(UNAUDITED)

                                                     VALUE
  SHARES                                            (NOTE 1)
-----------                                       ------------
COMMON STOCKS--(CONTINUED)
              TELECOMMUNICATIONS--EQUIPMENT--4.6%
     17,500   Aspect Telecommunications
                Corporation+....................  $    584,063
     30,000   Bay Networks Inc.+................     1,231,875
     97,000   Ericsson (L.M.) Telephone Company,
                Class B, ADR....................     1,891,500
     80,000   General Instruments Corporation,
                New+............................     1,870,000
                                                  ------------
                                                     5,577,438
                                                  ------------
              TEXTILE--APPAREL--2.9%
     90,000   Authentic Fitness Corporation.....     1,867,500
     44,000   Gucci.............................     1,710,500
                                                  ------------
                                                     3,578,000
                                                  ------------
              TRANSPORTATION--1.8%
     34,000   Airborne Freight Corporation......       905,250
     83,000   Swift Transportation Company
                Inc. ...........................     1,255,375
                                                  ------------
                                                     2,160,625
                                                  ------------
              TOTAL COMMON STOCKS
                (Cost $70,734,884)..............    79,980,100
                                                  ------------

 PRINCIPAL
  AMOUNT
-----------
COLLATERALIZED MORTGAGE OBLIGATIONS--0.0%#
  (Cost $29,164)
$    29,164   Drexel Burnham Lambert Mortgage,
                Series C3, (SEQ) 9.500% due
                05/20/14........................        29,360
                                                  ------------
CONVERTIBLE BOND--0.8%(Cost $811,700)
  1,000,000   Sandoz, Convertible Bond,***
                1.000% due 10/06/02.............       943,750
                                                  ------------
CORPORATE BONDS--2.0%
  1,250,000   Ford Motor Company, Notes,
                7.875% due 10/15/96.............     1,271,488
    425,000   Merrill Lynch and Company, MTN,
                6.520% due 05/13/96.............       426,615
    110,000   Occidental Petroleum
                Corporation, MTN,
                9.750% due 06/15/01.............       127,879
    500,000   Smith Barney Holdings, MTN,
                5.625% due 11/15/98.............       498,850
    100,000   WMX Technology
                Corporation, MTN,
                4.875% due 06/15/96.............        99,667
     25,000   Xerox Corporation, MTN,
                9.200% due 07/15/99.............        25,459
                                                  ------------
              TOTAL CORPORATE BONDS
                (Cost $2,435,146)...............     2,449,958
                                                  ------------
FEDERAL HOME LOAN BANK (FHLB)--4.9%
  1,000,000   4.300% due 08/24/98...............       963,125
  2,500,000   4.875% (FLTR) due 03/17/00**......     2,428,125
  2,000,000   5.000% (FLTR) due 03/23/00**......     1,905,000
    650,000   5.150% (FLTR) due 03/22/00**......       626,031
                                                  ------------
              TOTAL FEDERAL HOME LOAN BANK(Cost
                $5,869,410).....................     5,922,281
                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (FHLMC)--6.3%
     54,193   Pool #200043,
                9.000% due 07/01/01.............        56,488
              FHLMC, REMIC:
    444,458   1574PB (PAC),
                4.700% due 08/15/06.............       442,860
    275,000   1394C (BPAC),
                5.000% due 10/15/22.............       273,625
    123,005   1366C (PAC),
                5.500% due 05/15/01.............       122,736
    510,870   1350C (XPAC),
                5.650% due 02/15/11.............       509,752
  3,500,000   1575PE (PAC),
                6.000% due 03/15/07.............     3,522,422
  1,800,000   1332KE, 8.000% due 02/15/08.......     1,904,344
    283,120   11C (XTAC),
                9.500% due 04/15/19.............       294,135
     45,877   G-3 C (PO),
                due 03/25/200...................        45,877
    482,457   1134I (Inverse),
                14.747% due 09/15/96*...........       509,068
                                                  ------------
              TOTAL FEDERAL HOME LOAN MORTGAGE
                CORPORATION
                (Cost $7,129,110)...............     7,681,307
                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)--14.7%
  2,300,000   4.875% due 02/25/98*..............     2,249,687
  7,000,000   7.000% Mortgage Pass Thru, TBA....     7,060,156
    144,459   9.000% due 08/25/16**.............       144,662
  9,000,000   9.000% Mortgage Pass Thru, TBA....     2,107,188
              FNMA, REMIC:
 20,321,995   1995-DI (ABS),
                3.000% due 02/07/99.............       797,003
 53,587,494   1995-CI (ABS),
                3.000% due 10/10/02.............     1,842,070
    921,763   1993-220PB (PAC),
                4.350% due 06/25/03.............       911,826
    138,906   1993-167B (PAC),
                4.750% due 02/25/09.............       137,908
    560,374   1992-188PB (PAC),
                5.000% due 01/25/08.............       558,185
    713,027   1991-146FB (BPAC),
                5.566% due 10/25/06.............       707,456

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 25 -----------------

     ----------------------------------------------------------------------
                        MONTGOMERY ASSET ALLOCATION FUND
     ----------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                         DECEMBER 31, 1995--(UNAUDITED)

 PRINCIPAL                                           VALUE
  AMOUNT                                            (NOTE 1)
-----------                                       ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)--(CONTINUED)
$   385,221   1993-S44, Class A-12, (Inverse),
                6.600% due 11/25/23.............  $    224,150
  1,000,000   1991-74L (BPAC),
                8.500% due 08/25/21.............     1,076,094
                                                  ------------
              TOTAL FEDERAL NATIONAL MORTGAGE
                ASSOCIATION
                (Cost $17,500,458)..............    17,816,385
                                                  ------------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION II (GNMA II)--0.8%
    412,855   Pool #8747 6.500%,
                ARMS due 11/20/25...............       578,488
    567,145   Pool #8770 6.500%,
                ARMS due 12/20/25...............       420,854
                                                  ------------
              TOTAL GOVERNMNENT NATIONAL
                MORTGAGE ASSOCIATION II
                (Cost $991,072).................       999,342
                                                  ------------
STUDENT LOAN MORTGAGE ASSOCIATION
  (SLMA)--0.4% (Cost $537,373)
    550,000   4.625% (FLTR) due 06/01/98**......       538,313
                                                  ------------
U.S. TREASURY BONDS--3.7%
  1,000,000   U.S. Treasury Bonds,
                8.875% due 02/15/19.............     1,348,906
  3,000,000   U.S. Treasury Bonds,
                6.250% due 08/15/23.............     3,087,188
                                                  ------------
              TOTAL U.S. TREASURY BONDS
                (Cost $4,042,263)...............     4,436,094
                                                  ------------
U.S. TREASURY NOTES--4.2%
  2,000,000   U.S. Treasury Notes,
                5.500% due 12/31/00.............     2,010,625
  3,000,000   U.S. Treasury Notes,
                5.875% due 11/15/05++...........     3,067,969
                                                  ------------
              TOTAL U.S. TREASURY NOTES
                (Cost $5,019,954)...............     5,078,594
                                                  ------------
COMMERCIAL PAPER--0.4% (Cost $499,836)
    500,000   General Electric Company,
                5.900% due 01/03/96.............       499,836
                                                  ------------
              TOTAL SECURITIES
                (Cost $115,600,370).............   126,375,320
                                                  ------------
REPURCHASE AGREEMENTS--5.4%
  3,251,000   Agreement with Chemical Bank
                Tri-Party, 6.000% dated
                12/29/95, to be repurchased at
                $3,253,167 on 01/02/96,
                collateralized by $3,316,086
                market value of U.S. Government
                securities, having various
                maturities and various interest
                rates...........................     3,251,000
  3,251,000   Agreement with Paine Webber
                Tri-Party, 6.000% dated
                12/29/95, to be repurchased at
                $3,253,167 on 01/02/96,
                collateralized by $3,316,146
                market value of U.S. Government
                securities, having various
                maturities and various interest
                rates...........................     3,251,000
                                                  ------------
              TOTAL REPURCHASE AGREEMENTS
                (Cost $6,502,000)...............     6,502,000
                                                  ------------
TOTAL INVESTMENTS
  (Cost $122,102,370*).................. 109.5%   $132,877,320
OTHER ASSETS AND LIABILITIES (Net)......  (9.5)    (11,537,491)
                                         -----    ------------
NET ASSETS.............................. 100.0%   $121,339,829
                                         =====    =============

------------
  * Aggregate cost for Federal tax purposes.
 ** Floating rate note reflects the rate in effect at December 31, 1995.
*** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 + Non-income producing security.
++ Security segregated as collateral.

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 26 ------------------

     ----------------------------------------------------------------------
                        MONTGOMERY ASSET ALLOCATION FUND
     ----------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                         DECEMBER 31, 1995--(UNAUDITED)

ABBREVIATIONS:
ABS       Asset-Backed Securities.
ADR       American Depositary Receipt.
ARMS      Adjustable Rate Mortgage Security.
BPAC      Planned Amortization Class: PAC bonds which have lost
          their protection against prepayment risk, resulting in
          a security similar to a sequential. Inverse Bonds with
          coupon rates that adjust in an inverse relationship
          with the index.
FLTR      Floating rate securities; Bonds with coupon rates that
          adjust in proportion to an index.
Inverse   Bonds with coupon rates that rise when index rates
          fall and fall when index rates rise.
MTN       Medium-Term Note.
PAC       Planned Amortization Class: Bonds which are protected
          in part from variations in prepayments, generally
          resulting in greater stability.
PO        Principal Only: Bonds which receive no interest and
          that are very sensitive to changes in prepayment
          rates. Can be very volatile.
SEQ       Sequential: Bonds which receive amortization from the
          deal in sequential order. Their actual principal
          paydowns are dependent on how quickly the underlying
          mortgages prepay. Overall, the sequential bonds have
          similar risks to mortgage backed pass-thrus.
REMIC     Real Estate Mortgage Investment Conduit.
TBA       To be Announced Security.
XPAC      Broken Planned Amortization Class: PAC bonds which
          have lost their protection against prepayment risk,
          resulting in a security similar to a sequential.
XTAC      Broken Targeted Amortization Class: TAC bonds which
          have lost their their protection against prepayment
          risk, resulting in a security similar to a Sequential.

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 27 ------------------

-------------------------------------------------------------------------------
                      MONTGOMERY GLOBAL OPPORTUNITIES FUND
-------------------------------------------------------------------------------
                             PORTFOLIO INVESTMENTS
                         DECEMBER 31, 1995--(UNAUDITED)

                                                      VALUE
 SHARES                                             (NOTE 1)
---------                                          -----------
COMMON STOCKS--97.1%
           AUSTRALIA--1.6%
   30,199  National Australia Bank Ltd., ORD
             (Banks).............................  $   271,589
                                                  ------------
           CANADA--2.7%
   14,270  Brascan, Class A (Holdings)...........      250,855
   11,300  Western International Communication,
             Class B
             (Broadcasting/Advertising)..........      194,507
                                                  ------------
                                                       445,362
                                                  ------------
           CHILE--1.0%
   15,900  Telex Chile, ADS (Telephone-
             Long Distance)......................      164,963
                                                  ------------
           FINLAND--2.2%
    5,060  Metra AB, Class B, ORD (Machinery and
             Tools)..............................      208,788
    4,180  Nokia AB Corporation, Series A
             (Telecommunications)................      161,907
                                                  ------------
                                                       370,695
                                                  ------------
           FRANCE--2.9%
    3,700  Banque Nationale de Paris, ORD
             (Banks).............................      166,768
    3,382  Clarins (Cosmetics/Personal Care).....      321,569
                                                  ------------
                                                       488,337
                                                  ------------
           GERMANY--7.9%
    6,600  Adidas (Footwear).....................      349,331
      530  Axel Springer Verlag, Class A
             (Newspaper/Publishing)..............      356,660
    5,100  Praktiker (Retail Trade)..............      156,130
    1,800  SGL Carbon AG (Metals and Mining).....      139,331
      815  Varta AG (Auto/Auto Parts)............      156,294
      530  Volkswagon AG (Auto/Auto Parts).......      177,258
                                                  ------------
                                                     1,335,004
                                                  ------------
           GREAT BRITAIN--7.4%
  551,300  Aegis Group, ORD+
             (Broadcasting/Advertising)..........      322,133
   32,828  Dixons Group, ORD (Retail Trade)......      227,124
   19,200  Ethical Holdings, ADR (Health
             Care/Pharmaceuticals)...............      171,600
   32,800  M.A.I.D., PLC (Software Systems)......      117,413
   27,500  Reuters, ORD
             (Broadcasting/Advertising)..........      251,761
   79,500  Wickes (Building Materials)...........      154,947
                                                  ------------
                                                     1,244,978
                                                  ------------
           HONG KONG--7.0%
  148,000  First Pacific Company
             (Telecommunications/Wireless).......      164,604
  200,000  Girodano International (Retail
             Trade)..............................      170,708
  290,000  Goldlion Holdings, Ltd. (Apparel and
             Textiles)...........................      211,898
   10,912  HSBC Holdings (Banks).................      165,109
   30,000  Hutchinson Whampoa, Ltd.
             (Conglomerates).....................      182,735
   34,400  Sun Hung Kai Properties (Real
             Estate).............................      281,384
                                                  ------------
                                                     1,176,438
                                                  ------------
           INDONESIA--2.4%
    5,000  Indonesian Satellite Inc., ADR
             (Telephone/Long Distance)...........      182,500
    8,900  Telekomunikas Indonesia, ADR
             (Telecommunications/Networking).....      224,725
                                                  ------------
                                                       407,225
                                                  ------------
           IRELAND--1.1%
  191,431  Anglo Irish Bank Corporation
             (Banks).............................      190,077
                                                  ------------
           ISRAEL--1.6%
   10,600  Gilat Satellite Network, Ltd.+
             (Telecommunications)................      266,325
                                                  ------------
           ITALY--4.2%
   29,000  Bulgaria Spa (Retail Trade)...........      247,670
    7,700  Gucci (Apparel and Textiles)..........      299,338
   62,800  Telecom Italia Risp
             (Telecommunications/Wireless).......       66,126
   49,400  Telecom Italia Spa
             (Telecommunications/Wireless).......       87,057
                                                  ------------
                                                       700,191
                                                  ------------
           JAPAN--11.1%
    3,150  Canon Sales Company (Wholesale).......       83,898
       30  DDI Corporation
             (Telecommunications/Equipment)......      232,446
    4,000  Fuji Machine Manufacturing (Machinery
             and Tools)..........................      143,341
   11,000  Hankyu Department Stores (Retail).....      163,002
   17,000  Mitsukoshi Ltd. (Retail)..............      159,709
    1,300  Nippon Television Network Corporation
             (Broadcasting/
             Advertising)........................      347,506
       15  NTT Data Communication Systems
             Corporation (Software Systems)......      504,116
    6,000  Tokyo Electron Ltd. (Electronics).....      232,446
                                                  ------------
                                                     1,866,464
                                                  ------------
           NETHERLANDS--5.3%
    6,359  ABN Amro Holdings (Banks).............      289,676
   11,400  IHC Caland N.V.
             (Engineering/Construction)..........      383,623
    5,860  Royal PTT Nederland
             (Telephone/Networks)................      212,898
                                                  ------------
                                                       886,197
                                                  ------------
           NORWAY--2.8%
    9,200  Sysdeco Group S.A.+ (Software
             Systems)............................      251,495
   38,100  UNI Storebrand, Class A+
             (Insurance).........................      210,712
                                                  ------------
                                                       462,207

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 28 ------------------

-------------------------------------------------------------------------------
                      MONTGOMERY GLOBAL OPPORTUNITIES FUND
-------------------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                         DECEMBER 31, 1995--(UNAUDITED)

                                                      VALUE
 SHARES                                             (NOTE 1)
---------                                          -----------
COMMON STOCKS--(CONTINUED)
           SPAIN--2.1%
    2,600  Empresa Nacional de Electicidad
             (Endesa) (Electric Utilities).......  $   147,255
    6,270  Repsol, ADR (Oil).....................      206,126
                                                  ------------
                                                       353,381
                                                  ------------
           SWEDEN--6.1%
    4,600  Astra AB, Class A (Health
             Care/Pharmaceuticals)...............      183,571
    3,070  Autoliv (Auto/Auto Parts).............      179,378
    9,248  Ericsson (L.M.) Telephone Company,
             Class B (Telecommunications)........      181,047
   16,200  Norbanken AB (Banks)..................      280,551
    4,600  W.M. Data AB, Class B (Software
             Systems)............................      207,816
                                                  ------------
                                                     1,032,363
                                                  ------------
           SWITZERLAND--3.9%
      130  Compagnie Financiere Richemont, Series
             A (Holdings)........................      195,056
      180  Danzas Holdings (Airfreight
             Carriers)...........................      196,704
      290  Sandoz AG (Health
             Care/Pharmaceuticals)...............      265,603
                                                  ------------
                                                       657,363
                                                  ------------
           UNITED STATES--23.8%
    2,201  American International Group, Inc.
             (Insurance).........................      203,592
    3,425  Andrew Corporation+
             (Telecommunications/Equipment)......      132,291
   16,200  Claire's Stores Inc. (Retail Trade)...      285,525
    4,800  DSC Communications Corporation+
             (Telecommunications/Equipment)......      177,600
    5,000  Estee Lauder Company, Inc. (Cosmetics
             and Personal Care)..................      174,375
   11,300  Family Dollar Stores (Retail Trade)...      155,375
    2,000  Federal National Mortgage Association
             (Diversified Financial Services)....      248,250
    3,700  First USA, Inc. (Diversified Financial
             Services)...........................      164,188
    9,200  General Nutrition Companies, Inc.
             (Retail Trade)......................      213,900
    3,700  Great Lakes Chemical Corporation
             (Chemicals).........................      266,400
    3,000  Intel Corporation (Semiconductors)....      170,437
   24,200  Intimate Brands, Inc. (Apparel and
             Textiles)...........................      363,000
    2,050  Morgan Stanley Group, Inc. (Securities
             Brokerage)..........................      165,281
   15,900  Sola International Inc.+ (Cosmetics
             and Personal Care)..................      401,475
    1,500  System Software (Software Systems)....       32,438
   11,200  UCAR International, Inc.
             (Electrical Equipment)..............      378,000
   25,850  Waters Corporation (Medical and
             Biotechnology)......................      471,762
                                                  ------------
                                                     4,003,889
                                                  ------------
           TOTAL COMMON STOCKS
             (Cost $14,226,345)..................   16,323,048
                                                  ------------
PREFERRED STOCK--1.4% (Cost $255,625)
           GERMANY--1.4%
    4,720  Fielmann AG (Health
             Care/Pharmaceuticals)...............      243,570
                                                  ------------
TOTAL INVESTMENTS
  (Cost $14,481,970*).....................  98.5%    16,566,618
OTHER ASSETS AND LIABILITIES (Net)........   1.5        251,500
                                           -----    -----------
NET ASSETS................................ 100.0%   $16,818,118
                                           =====    ===========

------------
* Aggregate cost for Federal tax purposes.

+ Non-income producing security.

ABBREVIATIONS:
ADR   American Depositary Receipt
ADS   American Depositary Share
ORD   Ordinary

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 29 ------------------

--------------------------------------------------------------------------------
                     MONTGOMERY GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------
                             PORTFOLIO INVESTMENTS
                         DECEMBER 31, 1995--(UNAUDITED)

                                                         VALUE
      SHARES                                            (NOTE 1)
    -----------                                       ------------
COMMON STOCKS--97.6%
                  ARGENTINA--0.4%
         73,650   Argentine Cellular Communications
                    Ltd.** (Telecommunications/
                    Wireless).......................  $    941,179
                                                      ------------
                  AUSTRALIA--3.1%
      4,232,700   Australis Media Ltd.+
                    (Cable T.V.)....................     3,617,848
         89,400   News Corporation Ltd., ADR
                    (Newspaper/Publishing)..........     1,910,925
        344,000   Publishing and Broadcasting Ltd.
                    (Broadcasting/Advertising)......     1,199,130
                                                      ------------
                                                         6,727,903
                                                      ------------
                  BRAZIL--0.5%
         23,300   Telebras, ADR
                    (Telephone/Networks)............     1,103,838
                                                      ------------
                  CANADA--1.6%
        131,100   Rogers Communication, Inc., Class
                    B+ (Telecommunications/
                    Wireless).......................     3,456,949
                                                      ------------
                  CHILE--1.2%
        253,800   Telex Chile, ADS (Telephone/Long
                    Distance).......................     2,633,175
                                                      ------------
                  DENMARK--2.1%
        169,700   Tele Danmark A.S., ADR
                    (Telephone/Networks)............     4,687,963
                                                      ------------
                  FINLAND--1.7%
         94,300   Nokia AB Corporation, Series A
                    (Telecommunications/
                    Equipment)......................     3,652,602
                                                      ------------
                  GERMANY--2.1%
          7,020   Axel Springer Verlag, Class A
                    (Newspaper/Publishing)..........     4,724,059
                                                      ------------
                  GREAT BRITAIN--7.0%
      6,237,000   Aegis Group, ORD+
                    (Broadcasting/Advertising)......     3,644,380
         67,300   Bell Cablemedia PLC, ADR+ (Cable
                    T.V.)...........................     1,064,181
        366,100   General Cable+ (Cable T.V.).......     1,094,465
          4,651   Ionica** (Telecommunications/
                    Equipment)......................     1,552,946
        448,100   M.A.I.D., PLC (Software
                    Systems)........................     1,604,048
        459,900   Reuters, ORD (Broadcasting/
                    Advertising)....................     4,210,355
        592,216   Vodafone Group, ORD
                    (Telecommunications/Wireless)...     2,119,935
                                                      ------------
                                                        15,290,310
                                                      ------------
                  HONG KONG--3.5%
      3,570,125   First Pacific Company
                    (Telecommunications/Wireless)...     3,970,653
        616,000   Hutchinson Whampoa, Ltd.
                    (Conglomerates).................     3,752,163
                                                      ------------
                                                         7,722,816
                                                      ------------
                  INDONESIA--4.4%
        160,600   Indonesian Satellite Inc., ADR
                    (Telephone/Long Distance).......     5,861,900
        146,900   Telekomunikas Indonesia, ADR
                    (Telecommunications/
                    Networking).....................     3,709,225
                                                      ------------
                                                         9,571,125
                                                      ------------
                  ISRAEL--3.3%
        290,700   Gilat Satellite Networks, Ltd.+
                    (Telecommunications/
                    Equipment)......................     7,303,837
                                                      ------------
                  ITALY--3.0%
        680,700   S.T.E.T. (Telephone/Networks).....     1,927,076
        962,600   Telecom Italia Mobile Di Risp
                    (Telecommunications/Wireless)...     1,013,582
        758,400   Telecom Italia Mobile Spa
                    (Telecommunications/Wireless)...     1,336,525
        962,600   Telecom Italia Risp
                    (Telephone/Networks)............     1,178,669
        758,400   Telecom Italia Spa
                    (Telephone/Networks)............     1,181,115
                                                      ------------
                                                         6,636,967
                                                      ------------
                  JAPAN--18.1%
            606   DDI Corporation
                    (Telecommunications/
                    Wireless).......................     4,695,400
         60,000   Fuji Machine Manufacturing
                    (Machinery and Tools)...........     2,150,121
         28,000   Kyocera Corporation
                    (Electronics)...................     2,080,000
         28,600   Nintendo Company (Electronics)....     2,174,431
            274   Nippon Telegraph and Telephone
                    Corporation (Telephone/
                    Regional--Local)................     2,215,884
         16,430   Nippon Television Network
                    Corporation (Broadcasting/
                    Advertising)....................     4,391,942
            239   NTT Data Communication Systems
                    Corporation (Software
                    Systems)........................     8,032,252
        194,000   Omron Corporation (Electronics)...     4,471,864
         75,000   Rohm Corporation (Electronics)....     4,234,867
        137,000   Tokyo Electron Ltd.
                    (Electronics)...................     5,307,506
                                                      ------------
                                                        39,754,267
                                                      ------------

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 30 ------------------

--------------------------------------------------------------------------------
                     MONTGOMERY GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                         DECEMBER 31, 1995--(UNAUDITED)

                                                         VALUE
      SHARES                                            (NOTE 1)
    -----------                                       ------------
COMMON STOCKS--(CONTINUED)
                  KOREA--3.6%
         23,150   Korea Mobile Telecom, GDS+
                    (Telecommunications/Wireless)...  $  1,024,388
          3,670   Korean Mobile Telecom, ORD
                    (Telecommunications/Wireless)...     4,107,389
         24,500   Sungmi Telecom, ORD
                    (Telecommunications/
                    Equipment)......................     2,747,664
                                                      ------------
                                                         7,879,441
                                                      ------------
                  MALAYSIA--3.0%
        657,000   Leader Universal Holdings
                    (Telecommunications/
                    Equipment)......................     1,500,413
        847,000   O'Connor's Engineering
                    (Telecommunications/
                    Equipment)......................     2,517,955
        694,000   Sistem Televisyen Malaysia
                    (Broadcasting/Advertising)......     2,500,335
                                                      ------------
                                                         6,518,703
                                                      ------------
                  MEXICO--0.4%
         31,300   Grupo Iusacell, Series D, ADR+
                    (Telecommunications/Wireless)...       250,400
         57,700   Grupo Iusacell, Series L, ADR+
                    (Telecommunications/Wireless)...       584,213
        105,000   Grupo Mexicano de Video, ADS+ **
                    (Leisure Time)..................        52,500
                                                      ------------
                                                           887,113
                                                      ------------
                  NETHERLANDS--1.7%
        103,583   Royal PTT Nederland
                    (Telephone/Networks)............     3,763,251
                                                      ------------
                  NEW ZEALAND--1.1%
        551,200   Telecom Corporation of New Zealand
                    (Telephone/Networks)............     2,378,290
                                                      ------------
                  NORWAY--3.4%
        108,000   Nera S.A. (Telecommunications/
                    Equipment)......................     3,515,497
         18,800   Nera S.A., ADR+
                    (Telecommunications/
                    Equipment)......................       611,000
        126,940   Sysdeco Group S.A.+
                    (Software Systems)..............     3,470,087
                                                      ------------
                                                         7,596,584
                                                      ------------
                  PERU--3.5%
      2,867,094   Compania Peruana De Telefonos,
                    Class B (Telephone/Networks)....     6,141,114
      1,681,567   Tele 2000 (Telephone/
                    Regional--Local)................     1,578,970
                                                      ------------
                                                         7,720,084
                                                      ------------
                  PHILIPPINES--0.6%
      1,266,500   Pilipino Telephone Corporation
                    (Telecommunications/Wireless)...     1,279,537
                                                      ------------
                  RUSSIA--5.2%
        168,500   FGI Wireless**
                    (Telecommunications/
                    Wireless).......................     2,198,925
        450,987   Global Telesystems Group, Inc.**
                    (Telephone/Networks)............     7,558,542
        200,000   Russian Telecommunications
                    Development Corporation+ **
                    (Telephone/Networks)............     1,732,000
                                                      ------------
                                                        11,489,467
                                                      ------------
                  SPAIN--1.4%
        222,500   Telefonica Nacional de Espana, ORD
                    (Telephone/Networks)............     3,081,616
                                                      ------------
                  SWEDEN--3.1%
        199,840   Ericsson (L.M.) Telephone Company,
                    Class B
                    (Telecommunications/
                    Equipment)......................     3,912,236
         64,200   W.M. Data AB, Class B (Software
                    Systems)........................     2,900,384
                                                      ------------
                                                         6,812,620
                                                      ------------
                  SWITZERLAND--1.2%
          1,800   Compagnie Financiere Richemont,
                    Series A (Holdings).............     2,700,781
                                                      ------------
                  TAIWAN--0.8%
        172,000   ASE** (Semiconductors)............       416,022
         41,100   ASE, GDR*** (Electronics).........       543,547
        244,000   Taiwan Semiconductor Company**
                    (Semiconductors)................       764,540
            500   United Microelectronics
                    Corporation**
                    (Semiconductors)................         1,255
                                                      ------------
                                                         1,725,364
                                                      ------------
                  UNITED STATES--16.6%
         95,050   Andrew Corporation+
                    (Telecommunications/
                    Equipment)......................     3,671,306
         86,449   Arch Communications Group+
                    (Telecommunications/Wireless)...     2,080,179
         27,542   Cisco Systems Inc.+
                    (Telecommunications/
                    Networking).....................     2,057,043
        108,600   DSC Communications Corporation+
                    (Telecommunications/
                    Equipment)......................     4,018,200
         30,000   DST System+ (Software Systems)....       855,000
         82,900   Frontier Corporation
                    (Telecommunications/Wireless)...     2,487,000
         35,120   Intel Corporation
                    (Semiconductors)................     1,995,255
         90,000   Montgomery Emerging Communications
                    Fund++
                    (Mutual Funds)..................       911,250
         35,300   Motorola, Inc.
                    (Telecommunications/
                    Equipment)......................     2,012,100

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 31 ------------------

--------------------------------------------------------------------------------
                     MONTGOMERY GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                         DECEMBER 31, 1995--(UNAUDITED)

                                                         VALUE
      SHARES                                            (NOTE 1)
    -----------                                       ------------
COMMON STOCKS--(CONTINUED)
                  UNITED STATES--(CONTINUED)
         84,500   Scripps Company (E.W.)
                    (Broadcasting/Advertising)......  $  3,327,187
         99,000   Sprint Corporation (Telephone/Long
                    Distance).......................     3,947,625
        107,500   Stanford Telecommunications+
                    (Telecommunications/
                    Equipment)......................     2,391,875
         25,875   System Software Association
                    (Software Systems)..............       559,547
        173,904   Worldcom, Inc.+ (Telephone/
                    Long Distance)..................     6,151,854
                                                      ------------
                                                        36,465,421
                                                      ------------
                  VENEZUELA--0.0%#
          8,651   Electricidad de Caracas
                    (Electric Utilities)............         5,869
                                                      ------------
                  TOTAL COMMON STOCKS (Cost
                    $182,896,237)...................   214,511,131
                                                      ------------
PREFERRED STOCK--0.4% (Cost $1,169,667)
                  BRAZIL--0.4%
      6,740,000   Telesp Brcz
                    (Telephone/Regional--Local).....       991,635
                                                      ------------

                                                         VALUE
                                                        (NOTE 1)
                                                      ------------
TOTAL INVESTMENTS
  (Cost $184,065,904*).....................   98.0%   $215,502,766
OTHER ASSETS AND LIABILITIES (Net).........    2.0       4,291,980
                                             -----    ------------
NET ASSETS.................................  100.0%   $219,794,746
                                             =====    =============

------------
  * Aggregate cost for Federal tax purposes.

 ** Illiquid Security or Special Situation Security (See Note 7 to Financial
    Statements).

*** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

  # Amount represents less than 0.1%.

  + Non-income producing security.

 ++ See Note 2 to Financial Statements.

ABBREVIATIONS:
ADR   American Depositary Receipt
ADS   American Depositary Share
GDS   Global Depositary Share
GDR   Global Depositary Receipt
ORD   Ordinary

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 32 ------------------

--------------------------------------------------------------------------------
                      MONTGOMERY INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
                             PORTFOLIO INVESTMENTS
                         DECEMBER 31, 1995--(UNAUDITED)

                                                          VALUE
     SHARES                                              (NOTE 1)
    ---------                                           ----------
COMMON STOCKS--83.3%
               CHILE--1.2%
       10,200  Telex Chile, ADS (Telephone/
                 Long Distance).......................  $  105,825
                                                        ----------
               FINLAND--3.6%
        2,430  Metra AB, Class B, ORD (Machinery and
                 Tools)...............................     100,268
        2,265  Nokia AB Corporation, Series A
                 (Telecommunications/Equipment).......      87,732
        6,135  Rauma Corporation+ (Machinery and
                 Tools)...............................     120,578
                                                        ----------
                                                           308,578
                                                        ----------
               FRANCE--6.6%
          880  Accor (Lodging)........................     113,838
        1,900  Banque National de Paris, ORD
                 (Banks)..............................      85,637
          460  Cetelem (Diversified Financial
                 Services)............................      86,256
        1,000  Christian Dior (Cosmetics and Personal
                 Care)................................     107,733
        1,040  Clarins (Cosmetics and Personal
                 Care)................................      98,886
          450  S.I.T.A. (Consumer Services)...........      78,872
                                                        ----------
                                                           571,222
                                                        ----------
               GERMANY--10.5%
        4,100  Adidas (Footwear)......................     217,009
          260  Axel Springer Verlag, Class A
                 (Newspaper/Publishing)...............     174,965
        2,595  Fielmann AG (Retail Trade).............     133,912
        3,300  Praktiker (Retail Trade)...............     101,025
        1,200  SGL Carbon AG (Metals and Mining)......      92,887
          380  Varta AG (Auto/Auto Parts).............      72,873
          350  Volkswagon AG (Auto/Auto Parts)........     117,057
                                                        ----------
                                                           909,728
                                                        ----------
               GREAT BRITAIN--10.9%
      319,500  Aegis Group, ORD+
                 (Broadcasting/Advertising)...........     186,689
       24,000  ASDA Group (Retail Trade)..............      41,186
       30,124  Dixons Group, ORD (Retail Trade).......     208,416
       17,800  Ethical Holdings ADR
                 (Healthcare/Pharmaceuticals).........     159,088
       14,100  M.A.I.D., PLC (Software Systems).......      50,473
        8,200  Reed International, ORD
                 (Newspapers/Publishing)..............     124,990
       13,800  Reuters, ORD
                 (Broadcasting/Advertising)...........     126,338
       24,400  Wickes (Building Materials)............      47,556
                                                        ----------
                                                           944,736
                                                        ----------
               HONG KONG--6.1%
       74,405  First Pacific Company
                 (Telecommunications/Wireless)........      82,752
       88,000  Girodano International (Retail
                 Trade)...............................      75,112
      174,000  Goldlion Holdings Ltd. (Textiles and
                 Apparel).............................     127,139
        5,200  HSBC Holdings (Banks)..................      78,681
       14,000  Hutchison Whampoa, Ltd.
                 (Conglomerates)......................      85,276
       10,000  Sun Hung Kai Properties (Real
                 Estate)..............................      81,798
                                                        ----------
                                                           530,758
                                                        ----------
               ISRAEL--0.9%
        3,200  Gilat Satellite Network Ltd.+
                 (Telecommunications/Equipment).......      80,400
                                                        ----------
               ITALY--8.2%
       21,600  Bulgari Spa (Retail Trade).............     184,472
        7,200  De Rigo Spa, ADR (Cosmetics and
                 Personal Care).......................     163,800
        9,400  Gucci (Textiles and Apparel)...........     365,425
                                                        ----------
                                                           713,697
                                                        ----------
               JAPAN--16.5%
        4,200  Canon Sales Company (Retail Trade).....     111,864
           10  DDI Corporation
                 (Telecommunication/Equipment)........      77,482
        3,000  Fuji Machine Manufacturing (Machinery
                 and Tools)...........................     107,506
        8,000  Hankyu Department Stores (Retail
                 Trade)...............................     118,547
        1,000  Kyocera Corporation (Electronics)......      74,286
        8,000  Laox (Retail Trade)....................     161,162
       13,000  Mitsukoshi Ltd. (Retail Trade).........     122,131
        1,500  Nintendo Company (Electronics).........     114,044
          570  Nippon Television Network Corporation
                 (Broadcasting/Advertising)...........     152,368
            7  NTT Data Communication Systems
                 Corporation (Software Systems).......     235,254
        4,000  Tokyo Electron Ltd. (Electronics)......     154,964
                                                        ----------
                                                         1,429,608
                                                        ----------
               MALAYSIA--1.1%
       28,000  Petronas Gas (Oil).....................      95,366
                                                        ----------
               NORWAY--8.8%
       31,300  Fokus Bank (Banks).....................     169,148
        4,070  Nera S.A.
                 (Telecommunication/Equipment)........     132,482
       26,500  Stolt Partners (Shipping)..............      69,092
        5,970  Sysdeco Group S.A.+ (Software
                 Systems).............................     163,199
       41,400  UNI Storebrand, Class A+ (Insurance)...     228,962
                                                        ----------
                                                           762,883
                                                        ----------
               PERU--0.9%
       34,900  Telefonica del Peru, Class B
                 (Telecommunications).................      74,753
                                                        ----------
               PHILIPPINES--0.7%
       82,500  C and P Homes (Real Estate)............      60,546
                                                        ----------

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 33 ------------------

--------------------------------------------------------------------------------
                      MONTGOMERY INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                         DECEMBER 31, 1995--(UNAUDITED)

                                                          VALUE
     SHARES                                              (NOTE 1)
    ---------                                           ----------
COMMON STOCKS--(CONTINUED)
               SWEDEN--3.7%
        1,580  Astra AB, Class A (Health
                 Care/Pharmaceuticals)................  $   63,052
        1,150  Autoliv (Auto/Auto Parts)..............      67,194
        4,200  W.M. Data, AB, Class B (Software
                 Systems).............................     189,745
                                                        ----------
                                                           319,991
                                                        ----------
               SWITZERLAND--3.6%
           50  Comagine Financiere Richemont, Series A
                 (Holding)............................      75,022
          110  Danzas Holding (Airfreight)............     120,208
          130  Sandoz AG (Health Care)................     119,063
                                                        ----------
                                                           314,293
                                                        ----------
               TOTAL COMMON STOCKS
                 (Cost $6,612,373)....................   7,222,384
                                                        ----------

    PRINCIPAL
     AMOUNT
    ---------
REPURCHASE AGREEMENTS--14.3%
     $618,500  Agreement with Chemical Bank Tri-Party,
                 6.000% dated 12/29/95, to be
                 repurchased at $618,912 on 01/02/96
                 collateralized by $630,883 market
                 value of U.S. Government securities,
                 having various maturities and various
                 interest rates.......................     618,500
                                                        ----------
     $618,500  Agreement with Paine Webber, 6.000%
                 dated 12/29/95, to be repurchased at
                 $618,912 on 01/02/96 collateralized
                 by $630,894 market value of U.S.
                 Government securities, having various
                 maturities and various interest
                 rates................................     618,500
                                                        ----------
               TOTAL REPURCHASE AGREEMENTS
                 (Cost $1,237,000)....................   1,237,000
                                                        ----------
TOTAL INVESTMENTS
  (Cost $7,849,373*)...........................  97.6%    8,459,384
OTHER ASSETS AND LIABILITIES (Net).............   2.4       204,000
                                                -----    ----------
NET ASSETS..................................... 100.0%   $8,663,384
                                                =====    ==========

------------
* Aggregate cost for federal tax purposes.

+ Non-income producing security.

ABBREVIATIONS:
ADR   American Depositary Receipt
ADS   American Depositary Share
ORD   Ordinary

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 34 ------------------

--------------------------------------------------------------------------------
                    MONTGOMERY INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------------------------
                             PORTFOLIO INVESTMENTS
                         DECEMBER 31, 1995--(UNAUDITED)

                                                          VALUE
      SHARES                                            (NOTE 1)
    ----------                                         -----------
COMMON STOCKS--90.0%
                 AUSTRALIA--0.2%
        62,500   Tyndall Australia Ltd. (Diversified
                   Financial Services)...............  $    75,719
                                                       ------------
                 AUSTRIA--3.5%
        16,660   Burgenland Holdings AG (Electric
                   Utilities)........................      686,005
         6,313   Voest Alpine Eisenbahnsystem
                   (Engineering/Construction)........      532,425
                                                       ------------
                                                         1,218,430
                                                       ------------
                 CANADA--1.5%
        67,200   GTC Transcontinental
                   (Newspapers/Publishing)...........      529,134
                                                       ------------
                 CHILE--1.9%
        62,700   Telex Chile, ADS (Telephone/
                   Long Distance)....................      650,513
                                                       ------------
                 FINLAND--3.5%
        14,000   Metra AB, Class B, ORD (Machinery
                   and Tools)........................      577,675
        17,200   Rauma Corporation+ (Machinery and
                   Tools)............................      338,053
        15,000   Rauma Corporation, ADR+ (Machinery
                   and Tools)........................      283,125
                                                       ------------
                                                         1,198,853
                                                       ------------
                 FRANCE--3.9%
         1,880   Cetelem (Diversified Financial
                   Services).........................      352,524
         6,660   Credit Commercial de France
                   (Diversified Financial
                   Services).........................      339,591
         1,780   Essilor International (Cosmetics and
                   Personal Care)....................      339,947
         1,860   S.I.T.A. (Consumer Services)........      326,003
                                                       ------------
                                                         1,358,065
                                                       ------------
                 GERMANY--11.2%
        13,000   Adidas (Footwear)...................      688,075
         1,550   Axel Springer Verlag, Class A
                   (Newspapers/Publishing)...........    1,043,061
        16,440   Fielmann AG (Health
                   Care/Pharmaceuticals).............      848,368
        10,500   SGL Carbon AG (Metals and Mining)...      812,762
         2,500   Varta AG (Auto/Auto Parts)..........      479,428
                                                       ------------
                                                         3,871,694
                                                       ------------
                 GREAT BRITAIN--6.1%
     1,511,600   Aegis Group, ORD+
                   (Broadcasting/Advertising)........      883,252
        62,900   Ethical Holdings, ADR
                   (Healthcare/Pharmaceuticals)......      562,169
       114,500   M.A.I.D., PLC (Software Systems)....      409,872
       133,300   Wickes (Retail Trade)...............      259,804
                                                       ------------
                                                         2,115,097
                                                       ------------
                 HONG KONG--6.5%
       374,000   Girodano International (Retail
                   Trade)............................      319,224
       765,000   Goldlion Holdings Ltd. (Textiles and
                   Apparel)..........................      558,972
       700,000   Harbour Ring International (Toys)...       66,085
       773,000   International Bank of Asia
                   (Banks)...........................      367,381
       582,000   JCG Holdings (Diversified Financial
                   Services).........................      425,257
     1,420,000   Lamex Holdings (Furniture)..........      350,753
     1,770,000   Techtronic Industrial Company
                   (Electronics).....................      180,834
                                                       ------------
                                                         2,268,506
                                                       ------------
                 IRELAND--4.1%
       222,598   Anglo Irish Bank Corporation
                   (Banks)...........................      221,024
       876,659   Anglo Irish Bank Corporation (UK)
                   (Banks)...........................      870,460
        44,276   Irish Continental Group
                   (Shipping)........................      336,104
                                                       ------------
                                                         1,427,588
                                                       ------------
                 ISRAEL--1.3%
        18,000   Gilat Satellite Network Ltd.+
                   (Telecommunications/Equipment)....      452,250
                                                       ------------
                 ITALY--2.5%
       103,000   Bulgari Spa (Retail Trade)..........      879,656
                                                       ------------
                 JAPAN--15.2%
        16,000   Daiwabo Information Systems
                   (Computers and Office
                   Equipment)........................      416,852
        15,000   Fuji Machine Manufacturing
                   (Machinery and Tools).............      537,530
        47,000   Hankyu Department Stores (Retail
                   Trade)............................      696,465
         9,000   Hokuto Corporation (Agricultural
                   Commodities)......................      326,877
        34,000   Laox (Retail Trade).................      684,939
         3,000   Nichiha Corporation (Building
                   Materials)........................      679,903
        14,400   Nissin Company (Diversified
                   Financial Services)...............      683,390
        17,000   Royal Ltd. (Retail Trade)...........      568,039
        54,000   Tohoku Misawa Homes (Housing).......      679,903
                                                       ------------
                                                         5,273,898
                                                       ------------
                 MALAYSIA--2.0%
        71,000   Gamuda Berhad (Heavy
                   Construction).....................      349,451
        97,000   Sistem Televisyen Malaysia
                   (Broadcasting/Advertising)........      349,470
                                                       ------------
                                                           698,921
                                                       ------------
                 MEXICO--1.8%
        79,000   Apasa S.A. de C.V. (Cement).........      323,577
       304,500   Grupo Financiero del Norte, "B"
                   Shares+ (Banks)...................      283,384
                                                       ------------
                                                           606,961
                                                       ------------

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 35 ------------------

--------------------------------------------------------------------------------
                    MONTGOMERY INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                         DECEMBER 31, 1995--(UNAUDITED)

                                                          VALUE
      SHARES                                            (NOTE 1)
    ----------                                         -----------
COMMON STOCKS--(CONTINUED)
                 NETHERLANDS--3.0%
        31,060   IHC Caland N.V.
                   (Engineering/Construction)........  $ 1,045,205
                                                       ------------
                 NEW ZEALAND--1.9%
       652,700   Tasman Agriculture (Food and
                   Beverage).........................      665,656
                                                       ------------
                 NORWAY--7.5%
       131,600   Stolt Partners (Shipping)...........      343,112
        25,100   Sysdeco Group S.A.+ (Software
                   Systems)..........................      686,144
       169,400   UNI Storebrand, Class A+
                   (Insurance).......................      936,865
        45,000   Unitor Ships Services (Shipping)....      618,625
                                                       ------------
                                                         2,584,746
                                                       ------------
                 SWEDEN--8.2%
        24,200   Althin Medical "AB" (Medical and
                   Biotechnology)....................      491,981
         5,770   Autoliv (Auto/Auto Parts)...........      337,137
        39,600   Meda "A"+ (Health
                   Care/Pharmaceuticals).............      703,682
        30,700   Nordbanken "AB"+ (Banks)............      531,662
        17,600   W.M. Data, AB, Class B (Software
                   Systems)..........................      795,121
                                                       ------------
                                                         2,859,583
                                                       ------------
                 SWITZERLAND--1.9%
           590   Danzas Holding (Airfreight
                   Carriers).........................      644,753
                                                       ------------
                 TAIWAN--2.3%
       255,000   Taiwan Semiconductor Company**
                   (Semiconductors)..................      799,007
                                                       ------------
                 VENEZUELA--0.0%#
         3,070   Electricidad de Caracas (Electric
                   Utilities)........................        2,083
                                                       ------------
                 TOTAL COMMON STOCKS
                 (Cost $28,296,896)..................   31,226,318
                                                       ------------

    PRINCIPAL                                             VALUE
      AMOUNT                                            (NOTE 1)
    ----------                                         -----------
REPURCHASE AGREEMENTS--10.4%
    $1,796,500   Agreement with Chemical Bank
                   Tri-Party, 6.000% dated 12/29/95
                   to be repurchased at $1,797,698,
                   on 01/02/96, collateralized by
                   $1,832,466 market value of U.S.
                   Government securities, having
                   various maturities and various
                   interest rates....................  $ 1,796,500
     1,796,500   Agreement with Paine Webber
                   Tri-Party, 6.000% dated 12/29/95
                   to be repurchased at $1,797,698,
                   on 01/02/96, collateralized by
                   $1,832,500 market value of U.S.
                   Government securities, having
                   various maturities and various
                   interest rates....................    1,796,500
                                                       ------------
                 TOTAL REPURCHASE AGREEMENTS
                   (Cost $3,593,000).................    3,593,000
                                                       ------------
TOTAL INVESTMENTS
  (Cost $31,889,896*)........................ 100.4%    34,819,318
OTHER ASSETS AND LIABILITIES (Net)...........  (0.4)      (138,858)
                                              -----    ------------
NET ASSETS................................... 100.0%   $34,680,460
                                              =====    ============

------------

   * Aggregate cost for Federal tax purposes.
  ** Illiquid or Special Situation Security (See Note 7 to
     Financial Statements).
   + Non-income producing security.
   # Amount represents less than 0.1%.
ABBREVIATIONS:
    ADR      American Depositary Receipt
    ADS      American Depositary Shares
    ORD      Ordinary

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 36 ------------------

    ------------------------------------------------------------------------
                        MONTGOMERY EMERGING MARKETS FUND
    ------------------------------------------------------------------------
                             PORTFOLIO INVESTMENTS
                         DECEMBER 31, 1995--(UNAUDITED)

                                                         VALUE
        SHARES                                          (NOTE 1)
    ---------------                                   ------------
COMMON STOCKS--78.4%
                      ARGENTINA--3.9%
          3,786,093   Cresud+ (Real Estate).........  $  5,148,314
          4,614,238   Dalmine Siderca, S.A.
                        (Steel).....................     4,475,140
          1,004,104   Inversiones Y Representaciones
                        (Real Estate)...............     2,529,963
             45,496   Inversiones Y
                        Representaciones, GDR (Real
                        Estate).....................     1,160,148
          2,152,600   Perez Companc, "A" Shares
                        (Oil).......................    11,407,069
            300,450   Telefonica de Argentina, ADR
                        (Telecommunications)........     8,187,263
                                                      ------------
                                                        32,907,897
                                                      ------------
                      BANGLADESH--0.1%
             49,040   Apex Tannery (Apparel and
                        Textiles)...................       927,957
            104,000   Eastern Housing Ltd. (Real
                        Estate).....................       340,431
                                                      ------------
                                                         1,268,388
                                                      ------------
                      BRAZIL--2.1%
         68,400,000   Telebras
                        (Telecommunications)........     6,514,574
            249,521   Telebras, ADR
                        (Telecommunications)........    11,821,057
                                                      ------------
                                                        18,335,631
                                                      ------------
                      CHILE--3.8%
            132,500   AFP Provida, ADR (Diversified
                        Financial Services).........     3,660,313
             89,900   Compania de Telefonos de
                        Chile, ADR
                        (Telecommunications)........     7,450,463
            152,650   Concha Y Tora S.A., ADR (Food
                        and Beverage)...............     2,747,700
            375,725   Creditcorp Ltd. (Banks).......     6,481,256
            174,900   Enersis, S.A., ADR (Electric
                        Utilities)..................     4,984,650
             29,616   Sociedad Quimica Minera De
                        Chile (Chemicals)...........     1,391,952
            182,524   The Chile Fund (Mutual
                        Funds)......................     4,745,624
             82,783   The Moneda Chile Fund (Mutual
                        Funds)......................       858,874
                                                      ------------
                                                        32,320,832
                                                      ------------
                      CHINA--2.5%
          5,905,750   Guangdong Investment Holdings
                        Ltd. (Real Estate)..........     3,551,469
            192,700   Huaneng Power International,
                        ADS+ (Electric Utilities)...     2,770,063
          1,598,880   Johnson Electric Holdings
                        Ltd., ORD (Electronics).....     2,853,481
          5,622,000   M.C. Packaging of Hong Kong
                        (Containers and
                        Packaging)..................     1,999,418
          3,252,740   Shanghai Dazhong Taxi, Class B
                        (Trucking)..................     2,485,093
          1,067,800   Shanghai Diesel Engine, Class
                        B (Machinery and Machine
                        Tools)......................       395,086
          1,586,900   Shangri-La Asia (Lodging).....     1,939,373
         18,717,000   Tian An China Investments
                        Company (Real Estate).......     2,323,740
         10,362,880   Yue Yuen Industrial Holdings
                        (Footwear)..................     2,747,353
                                                      ------------
                                                        21,065,076
                                                      ------------
                      COLOMBIA--0.5%
             36,800   Banco de Edwards, ADR
                        (Banks).....................       722,200
             69,200   Banco Ganadero, Class C, ADR
                        (Banks).....................       899,600
             52,005   Banco Industrial Colombiano
                        (Banks).....................       184,242
            119,900   Banco Industrial Colombiano,
                        ADR*** (Banks)..............     1,963,363
          1,576,709   Construcel (Building
                        Materials)..................       358,072
            138,802   Noel (Food and Beverage)......       490,343
                                                      ------------
                                                         4,617,820
                                                      ------------
                      CZECH REPUBLIC--1.8%
             13,262   Cokoladovny (Food and
                        Beverage)...................     1,273,184
              3,182   Elektrarny Opatovice (Electric
                        Utilities)..................       381,253
              3,591   Investicni Postovni Banka
                        (Banks).....................        33,397
             97,900   Komercni Banka IF, GDR
                        (Banks).....................     1,781,780
            136,479   PIF (Mutual Funds)............     2,502,746
             53,067   SP Cesky (Mutual Funds).......       610,949
             40,730   SPT Telecom
                        (Telecommunications)........     3,849,081
             71,000   The Czech Value Fund (Mutual
                        Funds)......................     3,629,875
             45,530   Vseobecny IF (Mutual Funds)...       228,794
            195,244   Vynosovy IF (Mutual Funds)....     1,025,057
                                                      ------------
                                                        15,316,116
                                                      ------------
                      GREECE--0.7%
            197,220   Aegek (Heavy Construction)....     1,697,518
             34,420   Hellenic Bottling Company
                        (Food and Beverage).........     1,125,501
             40,480   Nikas S.A. (Food and
                        Beverage)...................       577,285
            194,280   The Greek Progress Fund
                        (Mutual Funds)..............     1,647,622
             86,060   Themeliodomi S.A. (Heavy
                        Construction)...............       871,457
                                                      ------------
                                                         5,919,383
                                                      ------------

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 37 ------------------

    ------------------------------------------------------------------------
                        MONTGOMERY EMERGING MARKETS FUND
    ------------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                         DECEMBER 31, 1995--(UNAUDITED)

                                                         VALUE
        SHARES                                          (NOTE 1)
    ---------------                                   ------------
COMMON STOCKS--(CONTINUED)
                      HONG KONG--2.9%
          4,258,000   ASM Pacific Technology
                        (Semiconductors)............  $  3,689,441
          4,575,572   CDL Hotels International Ltd.
                        (Real Estate)...............     2,307,757
          1,539,000   Cheung Kong Holdings (Real
                        Estate).....................     9,374,316
            592,400   HSBC Holdings (Banks).........     8,963,569
                                                      ------------
                                                        24,335,083
                                                      ------------
                      HUNGARY--0.3%
            109,853   Egis Gyogyszergyar (Health
                        Care/Pharmaceuticals).......     2,440,195
                                                      ------------
                      INDIA--4.3%
             73,300   Arvind Mills, Ltd.** (Apparel
                        and Textiles)...............       254,304
            710,987   Arvind Mills, Ltd., GDS
                        (Apparel and Textiles)......     3,021,695
            252,300   Bajaj Auto** (Auto/Auto
                        Parts)......................     5,165,818
            182,800   Bharat Petroleum (Oil)........     1,226,811
            805,800   Carrier Aircon Ltd.** (Home
                        Appliance)..................     3,895,521
                500   Finolex Cables** (Electrical
                        Equipment)..................         3,270
            443,200   Floatglass** (Glass)..........       428,517
            172,550   Grasim Industries Ltd.**
                        (Conglomerates).............     2,639,895
             28,225   Grasim Industries Ltd., GDR
                        (Conglomerates).............       578,612
              8,500   Grasim Industries Ltd., GDS
                        (Conglomerates).............       174,250
                700   Great Eastern Shipping**
                        (Shipping)..................           931
                780   Great Eastern Shipping, New+
                        (Shipping)..................         1,037
             76,140   Housing Development and
                        Finance Corporation**
                        (Banks).....................     5,878,575
            635,950   ICI Corporation** (Banks).....     1,437,737
                100   Innovative Marine Products+
                        (Food and Beverage).........            23
              6,900   Kotak Mahindra** (Securities
                        Brokerage)..................        23,350
            125,200   Lok Housing** (Building
                        Materials)..................       281,268
            356,400   Mahanogar Telephone Nigam Ltd.
                        (Electric Utilities)........     1,520,262
                300   Reliance Industries Ltd.**
                        (Conglomerates).............         1,766
          2,100,000   Rolta India Ltd. (Software
                        Systems)....................     1,298,877
            220,000   Shivalik Projects Ltd.**
                       (Broadcasting/Advertising)...       437,935
            580,150   Tata Iron and Steel Company,
                        Ltd.+** (Steel).............     3,241,845
             84,750   The Indian Hotels Company,
                        Ltd.+** (Lodging)...........     1,383,378
            155,700   The Indian Hotels Company,
                        Ltd., GDS+ (Lodging)........     2,997,225
             30,800   The Indian Hotels Company,
                        Ltd., Series S+ (Lodging)...       592,900
              2,400   Titan Watch** (Household
                        Products)...................         8,053
                150   Upcom Cables (Heavy
                        Construction)...............           142
                                                      ------------
                                                        36,493,997
                                                      ------------
                      INDONESIA--3.5%
            452,300   Asia Pacific Resources, Class
                        A+ (Pulp and Paper).........     2,148,425
            786,000   Astra International (F)
                        (Auto/Auto Parts)...........     1,632,845
            906,475   Bank Bali (F) (Banks).........     1,784,009
            627,100   Bank International Indonesia
                        (F) (Banks).................     2,077,534
          1,690,000   Bimantara (F)+
                        (Conglomerates).............     1,404,330
            968,200   Dankos Laboratories (F)
                        (Health Care/
                        Pharmaceuticals)............     2,244,242
            403,500   Hanjaya Mandala Sampoerna (F)
                        (Tobacco)...................     4,200,000
             18,300   Indonesian Satellite, ADR
                        (Telecommunications)........       667,950
            994,000   Indorama (F) (Apparel and
                        Textiles)...................     3,597,354
          2,698,500   International Indorayon Utama
                        (F) (Pulp and Paper)........     2,832,451
            751,000   Sekar Bumi (F) (Food and
                        Beverage)...................       656,899
          1,118,000   Semen Gresik (F) (Building
                        Materials)..................     3,129,324
            200,400   Tambang Timah, GDR***
                        (Glass).....................     2,434,860
             28,000   Telekomunikas Indonesia, ADR
                        (Telecommunications/
                        Networking).................       707,000
                                                      ------------
                                                        29,517,223
                                                      ------------
                      ISRAEL--1.1%
              1,022   Africa Israel+ (Real
                        Estate).....................     1,232,260
             67,829   ECI Telecommunications, Ltd.
                        (Telecommunications)........     1,551,588
              6,252   Teva Pharmaceuticals (Health
                        Care/Pharmaceuticals).......     2,849,701
             82,203   Teva Pharmaceuticals, ADR
                        (Health Care/
                        Pharmaceuticals)............     3,807,026
                                                      ------------
                                                         9,440,575
                                                      ------------

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 38 ------------------

    ------------------------------------------------------------------------
                        MONTGOMERY EMERGING MARKETS FUND
    ------------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                         DECEMBER 31, 1995--(UNAUDITED)

                                                         VALUE
        SHARES                                          (NOTE 1)
    ---------------                                   ------------
COMMON STOCKS--(CONTINUED)
                      JORDAN--0.5%
            267,950   Arab International Hotels
                        (Lodging)...................  $  2,229,767
            203,084   Dar Aldawa (Health Care/
                        Pharmaceuticals)............     2,205,567
                                                      ------------
                                                         4,435,334
                                                      ------------
                      KOREA--4.9%
             45,450   Hanil Iron and Steel Company
                        (Steel).....................     2,140,822
             41,945   Hankook Tire Manufacturing
                        (Auto/Auto Parts)...........     2,487,232
            169,830   KEPCO (Electric Utilities)....     7,422,527
            126,537   Korea Long Term Credit Bank
                        (Banks).....................     3,741,915
              4,150   Korean Mobile
                        Telecommunications
                        (Telecommunications)........     4,644,595
             31,000   Korean Mobile Telephone
                        (Telecommunications)........     1,371,750
             63,440   Pohang Iron & Steel Company
                        (Steel).....................     4,578,225
                871   Samsung Electric Ltd., ADR
                        (Electronics)...............        81,741
                172   Samsung Electric Ltd., ADS***
                        (Electronics)...............        16,142
              2,344   Samsung Electronics Ltd
                        (Electronics)...............       428,899
                 10   Samsung Electronics Ltd.,
                        GDR*** (Electronics)........           968
              8,629   Samsung Electronics Ltd., GDS
                        (Electronics)...............       809,810
             72,386   Samsung Engineering and
                        Construction, Ltd. (Heavy
                        Construction)...............     1,525,590
             59,300   Samsung Engineering and
                        Construction, Ltd., New
                        (Heavy Construction)........     1,498,266
              8,067   Samsung Engineering and
                        Construction, Ltd., New,
                        GDR*** (Heavy
                        Construction)...............        82,134
              5,000   Samsung Engineering and
                        Construction, Ltd.,
                        Non-voting, GDS (Heavy
                        Construction)...............       300,000
            233,200   Shinhan Bank (Banks)..........     5,155,549
             45,996   Shinhan Bank, New (Banks).....       983,423
            135,296   Shinil Engineering Company
                        (Heavy Construction)........     2,337,050
             23,370   Shinil Engineering Company,
                        New (Heavy Construction)....       397,659
            105,701   SsangYong Investments and
                        Securities (Securities
                        Brokerage)..................     1,907,591
                                                      ------------
                                                        41,911,888
                                                      ------------
                      MALAYSIA--11.1%
          4,013,000   Arab Malaysian Corporation**
                        (Diversified Financial
                        Services)...................    14,536,993
            609,000   Arab Malaysian Finance (F)**
                        (Diversified Financial
                        Services)...................     2,589,755
            738,000   Arab Malaysian Merchant Bank
                        (Banks).....................     8,426,980
          3,133,000   DCB Holdings Corporation**
                        (Banks).....................     9,128,716
            904,000   Genting Berhad (Leisure
                        Time).......................     7,546,088
          7,150,000   IJM Corporation Berhad (Heavy
                        Construction)...............    11,373,784
         15,259,000   IOI Industrial Oxygen**
                        (Agricultural Commodities)..    14,953,755
            200,000   Kwong Yik Bank (Banks)........       429,185
          1,649,000   Metacorp Berhad**
                        (Chemicals).................     4,285,309
          3,067,000   Petronas Gas** (Oil)..........    10,445,939
          1,236,000   Resorts World Berhad (Leisure
                        Time).......................     6,618,735
            520,000   Telekom Malaysia
                        (Telecommunications)........     4,054,022
             32,700   United Engineers Malaysia
                        (Heavy Construction)........       208,584
                                                      ------------
                                                        94,597,845
                                                      ------------
                      MEXICO--4.5%
            116,000   Cementos Mexicanos, S.A.
                        (Building Materials)........       381,905
          1,636,000   Cementos Mexicanos, S.A.,
                        Series B (Building
                        Materials)..................     5,937,524
            129,000   Grupo Financiero Banamex
                        (Banks).....................       191,619
            472,000   Grupo Financiero Banamex,
                        Series B (Banks)............       790,439
          1,258,000   Grupo Mexico, Class B (Metals
                        and Mining).................     5,315,723
          3,197,194   Industrias Penoles CPO (Metals
                        and Mining).................    13,261,206
            440,000   Kimberly Clark de Mexico,
                        Class A (Pulp and Paper)....     6,638,496
            183,500   Telefonos de Mexico de CV
                        S.A., Series A, ADR
                        (Telecommunications)........     5,849,063
                                                      ------------
                                                        38,365,975
                                                      ------------
                      PAKISTAN--0.9%
            382,682   Adamjee Insurance Company**
                        (Insurance).................     1,140,805
             92,469   Dandot Cement+ (Building
                        Materials)..................        49,321
          1,215,100   DG Khan Cement+** (Building
                        Materials)..................     1,065,385
            346,240   Engro Chemical**
                        (Chemicals).................     1,431,881

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 39 ------------------

    ------------------------------------------------------------------------
                        MONTGOMERY EMERGING MARKETS FUND
    ------------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                         DECEMBER 31, 1995--(UNAUDITED)

                                                         VALUE
        SHARES                                          (NOTE 1)
    ---------------                                   ------------
COMMON STOCKS--(CONTINUED)
                      PAKISTAN--(CONTINUED)
             31,600   Hub Power Company, GDR+***
                        (Electric Utilities)........  $    551,104
             93,700   ICI Pakistan (Chemicals)......       169,376
            518,760   ICI Pakistan, New
                        (Chemicals).................       937,734
            335,506   Khadim Ali Shah Bukhari and
                        Company** (Securities
                        Brokerage)..................       250,042
          1,029,549   Nishat Textile+** (Apparel and
                        Textiles)...................       880,129
                 12   Pakistan International Airways
                        (Airlines)..................             3
              9,950   Pakistan Elektron (Electrical
                        Equipment)..................        10,469
            199,650   Pakistan State Oil** (Oil)....     1,546,282
                                                      ------------
                                                         8,032,531
                                                      ------------
                      PERU--1.4%
          1,511,739   Ferreyros (Holding)...........     1,766,203
          1,037,699   Southern Peru Copper
                        Corporation (Metals and
                        Mining).....................     3,646,091
          2,274,375   Telefonica del Peru
                        (Telecommunications)........     4,812,503
            792,700   Telefonica del Peru, "B"
                        Shares
                        (Telecommunications)........     1,697,908
                                                      ------------
                                                        11,922,705
                                                      ------------
                      PHILIPPINES--4.7%
         29,432,560   Aboitiz Equity Ventures+
                        (Conglomerates).............     5,610,477
          1,052,748   Ayala Land Inc., Class B (Real
                        Estate).....................     1,284,328
          4,225,716   Bacnotan Cement (Building
                        Materials)..................     2,899,843
            190,550   BenPres Holdings, GDR+***
                       (Broadcasting/Advertising)...       952,750
          3,034,800   C & P Homes (Real Estate).....     2,227,217
          5,010,000   DMCI Holdings (Building
                        Materials)..................     1,795,425
         16,534,200   Fillinvest Land (Real
                        Estate).....................     5,294,978
          3,313,783   Keppel Shipyards, Inc., Class
                        B (Shipping)................     1,389,692
      1,110,595,882   Manila Mining, Class B (Metals
                        and Mining).................     2,074,693
         42,642,351   Metro Pacific Inc.
                        (Conglomerates).............     7,884,689
             62,970   Philippine Long Distance
                        Telephone
                        (Telecommunications)........     3,420,978
             91,795   Philippine Long Distance
                        Telephone, ADR
                        (Telecommunications)........     4,968,404
                                                      ------------
                                                        39,803,474
                                                      ------------
                      POLAND--0.1%
             94,100   Agros Holding (Food and
                        Beverage)...................       790,052
                                                      ------------
                      PORTUGAL--3.1%
             51,545   Capital Portugal Fund (Mutual
                        Funds)......................     4,554,482
            358,246   Cimpor (Building Materials)...     5,944,788
            300,750   Electricas Empressa Fabril de
                        Maquinas (Heavy
                        Construction)...............     2,033,319
             16,900   Estoril Sol, S.A.
                        (Photography)...............        84,732
            641,600   Portucal Industries Empresa+
                        (Pulp and Paper)............     3,800,897
            452,550   Sonae Investmentos
                        (Conglomerates).............     9,690,792
                                                      ------------
                                                        26,109,010
                                                      ------------
                      RUSSIA--0.7%
             46,389   Global Telesystems Group
                        Inc.**
                        (Telecommunications)........       777,480
                 16   Irkutskenergo RDC (Oil
                        Equipment and Services).....       840,000
                 25   LukOil, RDC*** (Oil)..........     3,046,875
             81,700   Mosenergo, ADS*** (Electric
                        Utilities)..................       663,813
             75,400   The Templeton Russia Fund
                        (Mutual Funds)..............     1,036,750
                                                      ------------
                                                         6,364,918
                                                      ------------
                      SINGAPORE--1.2%
          1,395,000   Far East Levingston (Heavy
                        Construction)...............     6,558,324
            397,444   United Overseas Bank (F)
                        (Banks).....................     3,821,307
                                                      ------------
                                                        10,379,631
                                                      ------------
                      SOUTH AFRICA--6.2%
             79,310   Anglo American Corporation
                        (Conglomerates).............     4,786,230
            326,630   Barlow Ltd. (Building
                        Materials)..................     4,659,103
          3,080,100   Clinic Holdings (Health
                        Care/Pharamaceuticals)......     2,999,412
          6,095,000   Highstone Property Fund (Real
                        Estate).....................     3,093,060
          2,086,100   Lonrho (Conglomerates)........     5,865,457
            538,482   Malbak Limited, N.P.V.
                        (Holding)...................     3,729,713
            417,865   Murray and Roberts Holdings
                        (Conglomerates).............     2,951,591
            448,800   Nampak Ltd. (Insurance).......     2,492,362
             99,300   Nampak Ltd., ADR
                        (Insurance).................       548,633
             32,000   Pepsi International
                        Bottlers+** (Food and
                        Beverage)...................     3,200,000
            478,144   Sasol Ltd. (Metals and
                        Mining).....................     3,915,128

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 40 ------------------

    ------------------------------------------------------------------------
                        MONTGOMERY EMERGING MARKETS FUND
    ------------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                         DECEMBER 31, 1995--(UNAUDITED)

                                                         VALUE
        SHARES                                          (NOTE 1)
    ---------------                                   ------------
COMMON STOCKS--(CONTINUED)
                      SOUTH AFRICA--(CONTINUED)
            978,100   Servgro International
                        (Consumer Services).........  $  6,036,826
          5,317,498   South Africa Iron and Steel
                        Industrial Corporation
                        (Steel).....................     4,784,362
          1,091,600   Waltons Stationary+ (Retail
                        Trade)......................     3,443,533
                                                      ------------
                                                        52,505,410
                                                      ------------
                      SRI LANKA--0.2%
            288,195   Aitken Spence and Company
                        (Conglomerates).............       997,085
             61,300   Development Finance
                        Corporation of Ceylon+
                        (Banks).....................       340,241
            246,133   Habarana Lodge, Ltd.
                        (Lodging)...................       136,614
              7,648   John Keells Holdings
                        (Holding)...................        19,810
                                                      ------------
                                                         1,493,750
                                                      ------------
                      TAIWAN--5.6%
          3,353,644   ASE+** (Electronics)..........     8,111,573
          1,314,840   Cathay Life Insurance**
                        (Insurance).................     6,023,198
          7,247,000   China Steel Corporation**
                        (Steel).....................     5,789,739
             95,402   China Steel Corporation,
                        ADS*** (Steel)..............     1,657,610
          2,803,427   Nan Ya Plastics**
                        (Chemicals).................     4,253,376
          5,717,000   Pacific Construction** (Heavy
                        Construction)...............     4,085,517
          1,473,500   Phoenixtec Power+**
                        (Electronics)...............     2,970,004
          1,247,500   Taiwan Mask+**
                        (Semiconductors)............     2,971,653
          2,663,600   Taiwan Semiconductor
                        Company+**
                        (Semiconductors)............     8,346,018
                500   United Microelectronics
                        Corporation+**
                        (Semiconductors)............         1,255
            388,000   Yageo Corporation+**
                        (Electronics)...............       732,290
            299,416   Yageo Corporation, GDR+***
                        (Electronics)...............     2,713,457
                                                      ------------
                                                        47,655,690
                                                      ------------
                      THAILAND--3.9%
            337,500   Bangkok Bank Public Company
                        Ltd. (F) (Banks)............     2,895,750
            149,250   Bangkok Insurance Public
                        Company, Ltd. (F)
                        (Insurance).................     2,547,737
          1,986,450   Electricity Generating Company
                        of Thailand (F) (Electric
                        Utilities)..................     6,781,846
             21,900   Land & House Public Company
                        Ltd. (F) (Real Estate)......       359,929
            142,300   Phatra Thanakit Company Ltd.
                        (Securities Brokerage)......     1,045,905
            163,800   Phatra Thanakit Company Ltd.
                        (F) (Securities
                        Brokerage)..................     1,404,557
            266,600   Regional Container Lines (F)
                        (Shipping)..................     3,323,239
            651,700   Sahaviriya Steel Industries
                        (F) (Steel).................       866,691
             85,100   Siam Cement Public Company
                        Ltd. (F) (Building
                        Materials)..................     4,716,141
            633,300   Thai Farmers Bank Public
                        Company, Ltd. (F) (Banks)...     4,325,439
            310,600   United Communications Industry
                        (F) (Telecommunications)....     3,970,353
          1,391,500   Wongpaitoon Footwear Public
                        Company, Ltd. (F)
                        (Footwear)..................     1,325,764
                                                      ------------
                                                        33,563,351
                                                      ------------
                      TURKEY--1.3%
          1,909,001   Akbank (Banks)................       360,485
          1,893,685   Cimentas*** (Building
                        Materials)..................     1,119,420
          4,602,600   Efes Pilsen** (Food and
                        Beverage)...................       311,894
            340,750   Erciyas Biracilik ve Malt,
                        ADR+ (Food and Beverage)....     3,322,313
          7,127,180   Kartonsan (Pulp and Paper)....     1,872,494
          9,952,900   Koc Holding (Holding).........     1,421,843
          3,964,512   Tat Konserve (Food and
                        Beverage)...................     2,506,301
          1,134,000   Trakya Cam Sanayil (Glass)....       115,448
                                                      ------------
                                                        11,030,198
                                                      ------------
                      VENEZUELA--0.6%
          4,449,606   Sivensa (Steel)...............     1,418,149
          1,614,400   Sivensa, ADR (Steel)..........     3,027,000
            256,451   Venprecar, GDS+ (Steel).......       945,022
                                                      ------------
                                                         5,390,171
                                                      ------------
                      VIETNAM--0.0%#
             38,000   The Vietnam Frontier Fund+
                        (Mutual Funds)..............       388,550
                                                      ------------
                      TOTAL COMMON STOCKS
                        (Cost $691,787,331).........   668,718,699
                                                      ------------
PREFERRED STOCKS--11.3%
                      BRAZIL--10.3%
      1,510,008,000   Banco Bradesco (Banks)........    13,205,482
         12,470,000   Brahma (Food and Beverage)....     5,132,080
          6,286,675   Cimento Itau (Building
                        Materials)..................     1,500,600

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 41 ------------------

    ------------------------------------------------------------------------
                        MONTGOMERY EMERGING MARKETS FUND
    ------------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                         DECEMBER 31, 1995--(UNAUDITED)

                                                         VALUE
        SHARES                                          (NOTE 1)
    ---------------                                   ------------
PREFERRED STOCKS--(CONTINUED)
                      BRAZIL--(CONTINUED)
         11,805,400   Coteminas (Apparel and
                        Textiles)...................  $  3,947,482
         70,772,000   Electrobras "B" (Electric
                        Utilities)..................    19,150,199
         88,757,143   Industrias Romi, S.A.
                        (Machinery and Machine
                        Tools)......................     1,872,032
             50,500   Kepler Weber S.A. (Machinery
                        and Machine Tools)..........       129,894
         83,872,000   Lojas Renner S.A. (Retail
                        Trade)......................     2,243,605
          9,680,000   Marcopolo S.A., "B" Shares,
                        NPV (Auto/Auto Parts).......     1,434,148
         49,255,300   Petroleo Brasileiro (Oil).....     4,205,666
      3,446,955,800   Randon (Auto/Auto Parts)......     2,092,396
          9,005,001   Sadia Concordia (Food and
                        Beverage)...................     6,670,714
         24,025,000   Shultz (Steel)................       704,473
        202,055,194   Telebras
                        (Telecommunications)........     9,729,084
         17,879,000   Telesp (Telecommunications)...     2,630,482
         80,981,000   Vale do Rio Doce (Metals and
                        Mining).....................    13,330,892
                                                      ------------
                                                        87,979,229
                                                      ------------
                      GREECE--0.0%#
             40,900   Aegek (Heavy Construction)....       265,753
                                                      ------------
                      KOREA--0.8%
            108,530   Mando Machinery Corporation
                        (Auto/Auto Parts)...........     2,892,524
             21,465   Samsung Electronics Ltd.
                        (Electronics)...............     2,516,808
            109,950   SsangYong Investments &
                        Securities (Securities
                        Brokerage)..................     1,155,131
                                                      ------------
                                                         6,564,463
                                                      ------------
                      PHILIPPINES--0.2%
             23,500   Philippine Long Distance
                        Telephone, "A" Shares
                        (Telecommunications)........     1,223,469
                                                      ------------
                      TOTAL PREFERRED STOCKS
                        (Cost $102,837,382).........    96,032,914
                                                      ------------

       PRINCIPAL
        AMOUNT
    ---------------
CONVERTIBLE BONDS--5.0%
        $ 7,975,000   Bangkok Bank., 3.250% due
                        03/03/04 (Banks)............     8,493,375
          5,178,000   Ban Pu Coal, 3.500% due
                        08/25/04 (Coal).............     6,362,468
          2,820,000   Sappi, 7.500% due 08/01/02***
                        (Pulp and Paper)............     2,671,950
          1,500,000   Siam Sindorn, 2.000% due
                        07/31/00 (Real Estate)......     1,305,000
          5,755,000   U-Ming Marine, 1.500% due
                        02/07/01 (Shipping).........     5,467,250
         15,170,000   United Engineers, 2.000% due
                        03/01/04 (Heavy
                        Contstruction)..............    17,236,913
            951,000   United Microelectronics,
                        1.250% due 06/08/04***
                        (Semiconductors)............     1,198,260
                                                      ------------
                      TOTAL CONVERTIBLE BONDS
                        (Cost $42,260,760)..........    42,735,216
                                                      ------------
CORPORATE BONDS--0.5%
        MYR 578,000   AMMB Loan Stock @ 7.500%
                        (Diversified Financial
                        Services)...................       307,241
     SAFR 2,565,000   Barlow Ltd. @ 7.000% due
                        09/20/04 (Building
                        Materials)..................     4,065,525
                                                      ------------
                      TOTAL CORPORATE BONDS
                        (Cost $3,203,002)...........     4,372,766
                                                      ------------
        SHARES
    ---------------
RIGHTS--0.2%
                      BRAZIL--0.0%#
         26,449,718   Banco Bradesco, Rights, Expire
                        02/15/96+ (Banks)...........        43,541
                                                      ------------
                      KOREA--0.0%#
                997   Samsung Electronics Ltd.,
                        Rights, Expire 01/01/96+
                        (Electronics)...............       172,078
                                                      ------------
                      PAKISTAN--0.0%#
            415,740   DG Khan Cement, Rights, Expire
                        01/01/96+ (Building
                        Materials and Home
                        Builders)...................       145,806
                                                      ------------
                      PHILIPPINES--0.2%
             54,200   Philippine Long Distance
                        Telephone, Rights, Expire
                        12/31/96+
                        (Telecommunications)........     1,696,325
                                                      ------------
                      TOTAL RIGHTS
                        (Cost $2,078,452)...........     2,057,750
                                                      ------------
WARRANTS--0.1%
                      INDONESIA--0.0%#
            243,700   Bank Bali (F), Warrants,
                        Expire 08/29/00+ (Banks)....       106,582
                                                      ------------

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 42 ------------------

    ------------------------------------------------------------------------
                        MONTGOMERY EMERGING MARKETS FUND
    ------------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                         DECEMBER 31, 1995--(UNAUDITED)

                                                         VALUE
        SHARES                                          (NOTE 1)
    ---------------                                   ------------
WARRANTS--(CONTINUED)
                      MALAYSIA--0.1%
            589,500   DCB Holdings Corporation,
                        Warrants, Expire 12/28/99+
                        (Banks).....................  $    584,927
            105,000   Petronas Gas, Warrants, Expire
                        08/17/00+ (Oil).............       170,335
                                                      ------------
                                                           755,262
                                                      ------------
                      TOTAL WARRANTS
                        (Cost $329,102).............       861,844
                                                      ------------
                      TOTAL SECURITIES
                        (Cost $842,496,029).........   814,779,189
                                                      ------------

       PRINCIPAL
        AMOUNT
    ---------------
REPURCHASE AGREEMENTS--3.2%
        $16,990,000   Agreement with Chemical Bank
                        Tri-Party, 6.000% dated
                        12/29/95 to be repurchased
                        at $17,001,327, on 01/02/96
                        collateralized by
                        $17,330,143 market value of
                        U.S. Government securities,
                        having various maturity
                        dates and various interest
                        rates.......................    16,990,000
         10,104,000   Agreement with Paine Webber
                        Tri-Party, 6.000% dated
                        12/29/95 to be repurchased
                        at $10,110,736 on 01/02/96,
                        collateralized by
                        $10,306,472 market value of
                        U.S. Government securities,
                        having various maturity
                        dates and various interest
                        rates.......................    10,104,000
                                                      ------------
                      TOTAL REPURCHASE AGREEMENTS
                        (Cost $27,094,000)..........    27,094,000
                                                      ------------

                                                         VALUE
                                                        (NOTE 1)
                                                      ------------
TOTAL INVESTMENTS (Cost
  $869,590,029*)...........................   98.7%   $841,873,189
OTHER ASSETS AND LIABILITIES (Net).........    1.3      11,437,531
                                              ----    ------------
NET ASSETS.................................  100.0%   $853,310,720
                                             =====    ============

------------
  * Aggregate cost for Federal tax purposes.

 ** Illiquid or Special Situation Security (See Note 7 to Financial Statements).

*** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

  + Non-income producing security.

  # Amount represents less than 0.1%.

ABBREVIATIONS:
ADR    American Depositary Receipt
ADS    American Depositary Share
(F)    Foreign or alien shares.
GDR    Global Depositary Receipt
GDS    Global Depositary Share
MYR    Malaysian Ringgit
ORD    Ordinary
RDC    Russian Depositary Share
SAFR   South African Financial Rand

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 43 ------------------

--------------------------------------------------------------------------------
                     MONTGOMERY SHORT GOVERNMENT BOND FUND
--------------------------------------------------------------------------------
                             PORTFOLIO INVESTMENTS
                         DECEMBER 31, 1995--(UNAUDITED)

     PRINCIPAL                                            VALUE
      AMOUNT                                            (NOTE 1)
    -----------                                        -----------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO)--6.1%
                  Collateralized Mortgage Securities
                    Corporation:
    $     3,085   Series 1990-7B, (SEQ) 9.500% due
                    03/20/19**.......................  $     3,085
         56,722   Series 1991-9H, (PAC) 8.250% due
                    06/20/96.........................       56,828
                  Drexel Burnham Lambert Mortgage:
        262,479   Series C3, (SEQ) 9.500% due
                    05/20/14.........................      264,242
        183,487   Series J2, (SEQ) 8.000% due
                    07/01/17.........................      183,487
        575,168   Smith Barney Shearson Mortgage,
                    Series 2Z, (Accrual) 9.900% due
                    09/01/17**.......................      581,909
                                                       -----------
                  TOTAL COLLATERALIZED MORTGAGE
                    OBLIGATIONS (Cost $1,076,969)....    1,089,551
                                                       -----------
FEDERAL HOME LOAN BANK (FHLB)--10.9%
  (Cost $1,948,879)
      2,000,000   4.536% (FLTR) due 09/24/97.........    1,956,777
                                                       -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)--19.5%
        200,000   7.665% due 02/27/98................      200,510
        241,789   9.000% Pass Thru Pools due
                    10/01/16-05/01/20................      250,932
        131,724   Pool #308601 9.500% due 10/01/18...      138,310
                  FHLMC, REMIC:
        152,510   1380D (PAC) 5.250% due 01/15/01....      152,033
        290,000   1611E (PAC) 5.500% due 12/15/18....      285,378
        800,000   1575PE (PAC) 6.000% due 03/15/07...      805,125
         64,669   1098F (XPAC) 8.000% due 03/15/05...       64,719
        212,507   199B (XPAC) 8.500% due 03/15/01....      212,341
         67,668   170E (XPAC) 8.500% due 05/15/19....       67,604
        233,689   72F (XPAC) 9.000% due 04/15/20**...      235,989
         63,267   35B (XPAC) 9.600% due 05/15/13.....       63,139
        921,160   1134I (INV) 14.757% due 09/15/96...      971,967
                  FHLMC, Tiered Payment:
          8,312   Pool #730288 8.500% due 07/01/06...        8,549
         29,924   Pool #730223 9.500% due 01/01/06...       30,967
                                                       -----------
                  TOTAL FEDERAL HOME LOAN MORTGAGE
                    CORPORATION (Cost $3,656,111)....    3,487,563
                                                       -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)--34.6%
      2,000,000   4.730% (FRN) due 03/10/98..........    1,959,375
        400,000   4.785% (FRN) due 02/25/98..........      391,250
        100,000   6.717% (INV) due 12/02/96..........      100,172
      1,000,000   7.000% due TBA.....................    1,008,594
      1,000,000   9.000 due TBA......................    1,053,594
                  FNMA, REMIC:
        250,346   94-42A (PAC) 4.750% due 01/25/05...      249,134
         47,236   92-22C (XPAC) 5.750% due
                    01/25/00.........................       47,067
        143,810   92-24G (PAC) 6.500% due 04/25/97...      143,923
        650,000   93-99D (PAC) 6.700% due
                    03/25/04**.......................      670,719
         96,579   91-108JD (SEQ) 7.000% due
                    05/25/96.........................       96,428
         19,727   1070E (SEQ) 7.500% due 04/15/96....       19,724
        249,832   92-31J (PAC) 8.000% due 01/25/97...      251,745
        138,048   91-125J (SEQ) 8.500% due
                    09/25/01.........................      137,681
          7,872   91-30E (XPAC) 8.500% due
                    03/25/09.........................        7,875
         66,629   88-29B (XTAC) 9.500% due
                    12/25/18.........................       70,211
                                                       -----------
                  TOTAL FEDERAL NATIONAL MORTGAGE
                    ASSOCIATION (Cost $5,871,071)....    6,207,492
                                                       -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)--1.8%
                  GNMA I:
        178,942   9.000% Pass Thru Pools due
                    04/15/16-12/15/19**..............      189,734
        101,662   9.500% Pass Thru Pools due
                    09/15/16-04/15/20**..............      109,223
                  GNMA II:
         25,055   10.500% Pass thru Pools due
                    01/20/19.........................       27,576
                                                       -----------
                  TOTAL GOVERNMENT NATIONAL MORTGAGE
                    ASSOCIATION (Cost $313,535)......      326,533
                                                       -----------
STUDENT LOAN MORTGAGE ASSOCIATION (SLMA)--22.8%
      1,100,000   4.625% (FRN) due 06/01/98..........    1,076,625
      3,000,000   6.180% (FRN) due 04/21/97..........    3,010,593
                                                       -----------
                  TOTAL STUDENT LOAN MORTGAGE
                    ASSOCIATION (Cost $4,074,966)....    4,087,218
                                                       -----------

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 44 ------------------

--------------------------------------------------------------------------------
                     MONTGOMERY SHORT GOVERNMENT BOND FUND
--------------------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                         DECEMBER 31, 1995--(UNAUDITED)

     PRINCIPAL                                            VALUE
      AMOUNT                                            (NOTE 1)
    -----------                                        -----------
UNION ACCEPTANCE CORPORATION (UAC)--5.1%
    $ 5,903,056   95-DI 3.000% (ABS) due 02/07/99....  $   231,510
     19,961,331   95-CI (PAC) (ABS) 3.000% due
                    10/10/02.........................      686,171
                                                       -----------
                  TOTAL UNION ACCEPTANCE
                    CORPORATION
                    (Cost $908,177)..................      917,681
                                                       -----------
U.S. TREASURY OBLIGATION--28.1% (Cost $4,993,057)
      5,000,000   U.S. Treasury Note, 5.500% due
                    11/15/98.........................    5,037,500
                                                       -----------
                  TOTAL SECURITIES (Cost
                    $22,842,765).....................   23,110,315
                                                       -----------
REPURCHASE AGREEMENT--5.8%
  (Cost $1,029,000)
      1,029,000   Agreement with Chemical Bank
                    Tri-Party, 6.000% dated 12/29/95
                    to be repurchased at $1,029,686
                    on 01/02/96, collateralized by
                    $1,049,601 market value of U.S.
                    Government securities, having
                    various maturities and various
                    interest rates...................    1,029,000
                                                       -----------
TOTAL INVESTMENTS (Cost $23,871,765*)..... 134.7%       24,139,315
OTHER ASSETS AND LIABILITIES (Net)........ (34.7)       (6,213,533)
                                           -----       -----------
NET ASSETS................................ 100.0%      $17,925,782
                                           =====       ===========

------------
 * Aggregate cost for Federal tax purposes.

** Security pledged as collateral.

ABBREVIATIONS:
ABS     Asset-Backed securities.
Accrual Bonds which receive negative amortization (coupon
        interest is added to principal) according to the
        stated coupon rate for a period of time.
FRN     Bonds with coupon rates that adjust periodically at a
        spread to an index.
INV     Bonds with coupon rates that adjust in an inverse
        relationship to an index.
PAC     Planned Amortization Class: bonds which are protected
        in part from variations in prepayments, generally
        resulting in greater stability.
SEQ     Sequential: bonds which receive amortization from the
        deal in sequential order. Their actual principal
        paydowns are dependent on how quickly the underlying
        mortgages prepay and overall have similar risks to
        mortgage backed pass-thrus.
REMIC   Real Estate Mortgage Investment Conduit.
TAC     Targeted Amortization Class: Bonds which are protected
        from prepayments. However, these bonds are usually
        less stable than PAC's.
TBA     To be Announced Security.
XPAC    Broken Planned Amortization Class: PAC bonds which
        have lost their protection against prepayment risk,
        resulting in a security similar to a sequential.
XTAC    Broken Targeted Amortization Class: TAC bonds which
        have lost their protection against prepayment risk,
        resulting in a security similar to a sequential.

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 45 ------------------

 -----------------------------------------------------------------------------
                       MONTGOMERY GOVERNMENT RESERVE FUND
 -----------------------------------------------------------------------------
                             PORTFOLIO INVESTMENTS
                         DECEMBER 31, 1995--(UNAUDITED)

     PRINCIPAL                                           VALUE
      AMOUNT                                            (NOTE 1)
    -----------                                       ------------
    FEDERAL FARM CREDIT BANK (FFCB)--6.8%
    $ 1,135,000   Discount Note due 01/03/96........  $  1,134,644
        680,000   6.760% due 02/28/96...............       680,084
      1,000,000   6.120% due 02/28/96...............     1,000,113
      1,000,000   5.600%** due 04/24/96++++.........       999,824
      1,000,000   6.050%** due 05/06/96++++.........     1,000,712
     10,000,000   6.025%** due 05/20/96+++++........    10,007,828
      2,000,000   5.600% due 07/01/96...............     1,997,671
      1,000,000   6.170%** due 09/24/96++++.........     1,000,447
      2,750,000   5.600% due 10/25/96+++............     2,751,941
                                                      ------------
                                                        20,573,264
                                                      ------------
    FEDERAL HOME LOAN BANK (FHLB)--18.2%
     10,425,000   Discount Note due 01/02/96........    10,423,352
      3,000,000   6.800% due 01/02/96...............     2,999,994
      1,000,000   7.310% due 01/04/96...............     1,000,091
      1,600,000   Discount Note due 01/09/96........     1,597,984
      2,000,000   7.415% due 01/10/96...............     2,000,132
      3,400,000   Discount Note due 01/19/96........     3,390,395
      1,000,000   5.500%** due 02/05/96+++++........       998,897
      1,150,000   6.787% due 02/15/96...............     1,150,240
      4,350,000   5.410%** due 02/16/96+++++........     4,347,395
      7,750,000   5.750%** due 02/16/96+++++........     7,743,412
      1,180,000   Discount Note due 02/22/96........     1,170,711
      5,000,000   4.460% due 03/01/96...............     4,988,986
      1,000,000   4.150% due 03/11/96...............       996,773
      2,000,000   4.265% due 03/12/96...............     1,993,783
      2,000,000   9.000% due 03/15/96...............     2,012,193
      1,000,000   7.750% due 04/25/96...............     1,005,583
      1,000,000   4.800% due 07/12/96...............       994,491
        650,000   7.750% due 07/12/96...............       656,172
        500,000   4.723%** due 07/22/96+++++........       496,782
      2,745,000   8.000% due 07/25/96...............     2,776,995
      1,000,000   3.020%** due 08/05/96+++++........       983,509
      1,000,000   4.611%** due 10/01/96+++++........       990,669
                                                      ------------
                                                        54,718,539
                                                      ------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC)--3.2%
        853,867   8.500% due 02/01/96...............       854,786
        323,566   8.500% due 02/01/96...............       323,717
        204,909   9.000% due 05/01/96...............       206,074
      1,753,355   8.500% due 08/01/96...............     1,767,709
      2,186,653   8.500% due 10/01/96...............     2,200,476
        448,671   5.500%** due 10/15/96.............       447,401
      2,566,920   6.575%** due 10/15/96.............     2,575,592
      1,270,735   8.000% due 12/15/96...............     1,281,040
                                                      ------------
                                                         9,656,795
                                                      ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA)--0.2%
        450,000   4.566%** due 10/25/96++++++.......       444,924
                                                      ------------
    STUDENT LOAN MARKETING ASSOCIATION
      (SLMA)--24.1%
      2,000,000   6.943% due 02/21/96...............     2,001,145
        500,000   5.270% due 04/16/96+..............       499,934
     10,000,000   5.230% due 05/14/96+..............    10,001,922
        200,000   4.950% due 06/03/96++++...........       199,296
      2,500,000   3.510% due 07/01/96+..............     2,477,511
      5,950,000   6.080% due 07/01/96+++............     5,950,485
      5,150,000   5.200% due 07/19/96+..............     5,149,557
      8,255,000   5.500% due 08/22/96+..............     8,268,231
      2,000,000   5.330% due 08/28/96+++............     1,994,820
      6,000,000   4.950% due 09/23/96+..............     5,962,653
      5,000,000   5.200% due 09/23/96+..............     4,999,392
        500,000   4.611% due 10/01/96++++++.........       495,115
      2,500,000   5.450% due 11/01/96+..............     2,503,927
      6,000,000   5.260% due 12/20/96+..............     5,999,450
        500,000   5.950% due 01/21/97++++...........       500,914
      3,000,000   5.550% due 01/29/97+..............     3,002,326
     10,000,000   6.130% due 06/30/97++.............     9,997,174
      2,500,000   5.400% due 10/30/97+..............     2,500,538
                                                      ------------
                                                        72,504,390
                                                      ------------
    TENNESSEE VALLEY AUTHORITY (TVA)--1.8%
                  Medium Term Note,
      5,350,000   4.320% due 01/11/96...............     5,347,216
                                                      ------------
    U.S. SOVEREIGN BONDS--0.7%
        700,000   AID-Israel, 4.375% due 03/15/96...       697,821
      1,487,080   AID-Israel, Series B, 5.563% due
                    01/09/99+.......................     1,487,080
                                                      ------------
                                                         2,184,901
                                                      ------------
    U.S. TREASURY BILLS--1.6%
      4,000,000   4.930%** due 04/04/96.............     3,939,943
      1,000,000   5.000%** due 05/02/96.............       979,836
                                                      ------------
                                                         4,919,779
                                                      ------------
    U.S. TREASURY NOTES--0.7%
      2,000,000   9.375% due 04/15/96...............     2,017,907
                                                      ------------
                  TOTAL SECURITIES..................   172,367,715
                                                      ------------
    REPURCHASE AGREEMENTS--42.5%
     60,000,000   Agreement with Bear Stearns
                    Mortgage Tri-Party, 5.875% dated
                    12/29/95, to be repurchased at
                    $60,039,167, on 01/02/96,
                    collateralized by $60,112,596
                    market value of U.S. Government
                    securities, having various
                    maturities and various interest
                    rates...........................    60,000,000
     12,000,000   Agreement with Chemical Bank
                    Tri-Party, 6.020% dated
                    12/29/95, to be repurchased at
                    $12,008,027, on 01/02/96,
                    collateralized by $16,384,585
                    market value of U.S. Government
                    securities, having various
                    maturities and various interest
                    rates...........................    12,000,000

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 46 ------------------

 -----------------------------------------------------------------------------
                       MONTGOMERY GOVERNMENT RESERVE FUND
 -----------------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                         DECEMBER 31, 1995--(UNAUDITED)

     PRINCIPAL                                           VALUE
      AMOUNT                                            (NOTE 1)
    -----------                                       ------------
REPURCHASE AGREEMENTS--(CONTINUED)
    $16,063,000   Agreement with Chemical Bank
                    Tri-Party, 6.000% dated
                    12/29/95, 1to be repurchased at
                    $16,073,709, on 01/02/96,
                    collateralized by $16,384,585
                    market value of U.S. Government
                    securities, having various
                    maturities and various interest
                    rates...........................  $ 16,063,000
     20,000,000   Agreement with Chemical Bank
                    Tri-Party, 5.910% dated
                    12/12/95, to be repurchased at
                    $20,075,517, on 01/04/96,
                    collateralized by $20,317,850
                    market value of U.S. Government
                    securities, having various
                    maturities and various interest
                    rates...........................    20,000,000
     20,000,000   Agreement with Morgan Stanley
                    Mortgage Tri-Party, 5.960% dated
                    12/29/95, to be repurchased at
                    $20,013,244, on 01/02/96,
                    collateralized by $21,363,075
                    market value of U.S. Government
                    securities, having various
                    maturities and various interest
                    rates...........................    20,000,000
                                                      ------------
                  TOTAL REPURCHASE AGREEMENTS.......   128,063,000
                                                      ------------

                                                         VALUE
                                                       (NOTE 1)
                                                      ------------
TOTAL INVESTMENTS
  (at amortized cost*)..................  99.8%       $300,430,715
OTHER ASSETS AND LIABILITIES (Net)......   0.2             623,684
                                         -----        ------------
NET ASSETS.............................. 100.0%       $301,054,399
                                         =====        ============

------------
     * Aggregate cost for Federal tax purposes.

    ** Rate represents annualized yield at date of purchase.

     + Floating rate note, rate resets weekly.

    ++ Floating rate note, rate resets annually.

   +++ Floating rate note, rate resets semi-annually.
  ++++ Floating rate note, rate resets daily.
 +++++ Floating rate note, rate resets quarterly.
++++++ Floating rate note, rate resets monthly.

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 47 ------------------

--------------------------------------------------------------------------------
             MONTGOMERY CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
                             PORTFOLIO INVESTMENTS
                         DECEMBER 31, 1995--(UNAUDITED)

    PRINCIPAL                                             VALUE
     AMOUNT                                              (NOTE 1)
    --------                                            ----------
MUNICIPAL BONDS AND NOTES--97.7%
               CALIFORNIA--97.7%
    $ 55,000   Alameda, California, School District,
                 6.900% due 07/01/97..................  $   57,406
     200,000   Bakersfield, California, Hospital,
                 7.375% due 01/01/14..................     221,500
     200,000   Bay Area Government Association,
                 California, Tax Allocation Revenue,
                 Redevelopment Agency, Pool A4, (CGIC
                 Insured),
                 5.750% due 12/15/08..................     209,500
     350,000   California Health Facilities Financing
                 Authority, Revenue Refunding, Kaiser
                 Permanente, Series A,
                 6.250% due 03/01/21..................     367,938
     200,000   California Housing Finance Agency,
                 Housing Revenue, Series C, (MBIA
                 Insured),
                 6.150% due 08/01/14..................     209,250
      40,000   California State,
                 6.800% due 03/01/99..................      43,150
     250,000   California State, (FGIC Insured),
                 7.000% due 04/01/06..................     294,688
      90,000   California State, Health Facilities,
                 Financing Authority, Centinela
                 Hospital,
                 6.500% due 08/01/96..................      91,255
               California State, Public Works:
     100,000   High-Tech,
                 7.750% due 08/01/06..................     119,625
      75,000   Series A,
                 7.000% due 03/01/96..................      75,370
      75,000   California State, University Revenue,
                 (AMBAC Insured),
                 6.250% due 11/01/00..................      81,750
     365,000   California State, University Trust
                 Certificates,
                 6.450% due 06/01/02..................     384,619
               California State, Veterans Bond:
      25,000   Series AG,
                 8.100% due 10/01/98..................      27,625
      70,000   Series AL,
                 9.600% due 04/01/01..................      86,450
     100,000   Series AT,
                 9.500% due 02/01/10..................     143,500
     200,000   Series AQ,
                 8.900% due 10/01/99..................     232,750
     250,000   California Statewide Communities,
                 Development Authority Revenue,
                 Certificates of Participation, (St.
                 Joseph Health System Group),
                 6.500% due 07/01/04..................     279,375
     100,000   Carpinteria, California, (FGIC
                 Insured),
                 7.500% due 07/01/00..................     113,125
     290,000   Contra Costa, California, Water
                 District, Water Revenue, (FGIC
                 Insured),
                 5.250% due 10/01/10..................     291,450
     300,000   Desert Hospital District, California,
                 Hospital Revenue, Certificates of
                 Participation, (CGIC Insured),
                 6.150% due 07/01/02..................     327,375
      75,000   East Bay, California, Utility District,
                 Series M,
                 7.500% due 03/01/00..................      84,562
     375,000   Eastern Municipal Water District,
                 California, Water & Sewer Revenue,
                 Certificates of Participation,
                 Refunding, Series A, (FGIC Insured),
                 6.250% due 07/01/05..................     406,406
     270,000   Emeryville, California, Public
                 Financing Authority, Housing Revenue,
                 5.600% due 09/01/06..................     276,413
      50,000   Estero, California, Series S-1,
                 7.000% due 07/01/00..................      55,187
      90,000   Fremont, California, School District,
                 (CGIC Insured),
                 7.700% due 09/01/96..................      92,380
     100,000   Los Angeles, California, Series A,
                 6.400% due 09/01/98..................     105,875
     350,000   Los Angeles, California, Water & Power,
                 5.900% due 02/01/05..................     377,563
      25,000   Los Angeles County, California, Adult &
                 Juvenile Detention,
                 6.700% due 06/01/96..................      25,306
               Los Angeles County, California,
                 Certificates of Participation:
     200,000   6.700% due 03/01/99....................     208,000
     200,000   6.708% due 06/01/15....................     201,250
      50,000   Los Angeles County, California, Public
                 Works, Revenue Anticipation Notes,
                 4.500% due 03/01/01..................      50,500
     200,000   Los Angeles County, California,
                 Transportation Authority,
                 5.625% due 07/01/18..................     203,750
      20,000   Mt. Diablo, California, School
                 District, (FGIC Insured),
                 6.800% due 08/01/97..................      20,875
     350,000   North City West, California, School
                 Facilities Financing Authority,
                 Special Tax Refunding, Series B,
                 (CGIC Insured),
                 5.000% due 09/01/04..................     358,312
     100,000   Northern California Transmission,
                 California-Oregon Transportation
                 Project, Series A, Pre-refunded
                 05/01/00, (MBIA Insured),
                 7.000% due 05/01/10..................     112,250
     250,000   Ontario, California, Redevelopment
                 Financing Authority, Revenue
                 Refunding, (Ontario Redevelopment
                 Project No 1), (MBIA Insured),
                 6.550% due 08/01/06..................     285,625

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 48 ------------------

--------------------------------------------------------------------------------
             MONTGOMERY CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                         DECEMBER 31, 1995--(UNAUDITED)

    PRINCIPAL                                             VALUE
     AMOUNT                                              (NOTE 1)
    --------                                            ----------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
               CALIFORNIA--(CONTINUED)
    $ 75,000   Paramount, California, Redevelopment
                 Agency,
                 5.100% due 08/01/98..................  $   76,312
               Piedmont, California, School District:
               Series A:
      75,000   8.300% due 08/01/01....................      89,437
      45,000   7.100% due 08/01/02....................      52,144
      40,000   Series C,
                 7.200% due 08/01/01..................      45,550
     350,000   Redwood City, California, Multi-family
                 Housing, (Redwood Shores), Series B,
                 Mandatory Put 10/01/00,
                 5.200% due 10/01/08..................     350,000
     200,000   Sacramento, California, City Financing
                 Authority, (AMBAC Insured),
                 4.650% due 11/01/02..................     202,000
     400,000   San Diego County, California, Water
                 Authority, Water Revenue,
                 Certificates of Participation, Series
                 A,
                 6.375% due 05/01/06..................     438,000
      50,000   San Francisco, California, City &
                 County Police Facilities,
                 8.000% due 06/15/99..................      56,188
     100,000   San Francisco, California, City &
                 County, Series A,
                 6.100% due 12/15/98..................     105,625
     200,000   Santa Ana, California, Financing
                 Authority, Lease Revenue, Police
                 Administration & Holdings Facility,
                 Series A, (MBIA Insured),
                 5.600% due 07/01/08..................     207,750
     500,000   Santa Rosa, California, High School
                 District, (FGIC Insured),
                 7.000% due 05/01/01..................     565,625
     400,000   Southern California Public Power
                 Authority, Refunding, Series A,
                 (AMBAC-TCRS Insured),
                 5.500% due 07/01/12..................     404,000
     200,000   University of California, Research
                 Facilities Revenue, Series B,
                 5.700% due 09/01/06..................     207,250
      65,000   Watsonville, California, Water Revenue,
                 (MBIA Insured),
                 6.100% due 05/15/99..................      68,900
                                                        ----------
               TOTAL MUNICIPAL BONDS
                 AND NOTES
                 (Cost $9,110,628)....................   9,390,736
                                                        ----------
TOTAL INVESTMENTS (Cost $9,110,628*).......  97.7%       9,390,736
OTHER ASSETS AND LIABILITIES (Net).........   2.3          224,984
                                            -----       ----------
NET ASSETS................................. 100.0%      $9,615,720
                                            =====       ==========

------------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AMBAC   American Municipal Bond Assurance Corporation
CGIC    Capital Guaranty Insurance Corporation
FGIC    Federal Guaranty Insurance Corporation
MBIA    Municipal Bond Investors Assurance
TCRS    Transferable Custodial Receipts

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 49 ------------------

--------------------------------------------------------------------------------
                   MONTGOMERY CALIFORNIA TAX-FREE MONEY FUND
--------------------------------------------------------------------------------
                             PORTFOLIO INVESTMENTS
                         DECEMBER 31, 1995--(UNAUDITED)

    PRINCIPAL                                             VALUE
      AMOUNT                                            (NOTE 1)
    ----------                                         -----------
MUNICIPAL BONDS AND NOTES--98.6%
                 CALIFORNIA--98.6%
    $1,550,000   ABAG Finance Authority for Non-
                   Profit Corporations, Certificates
                   of Participation, (Lucile Salter
                   Packard Project), (AMBAC
                   Insured),
                   3.950% due 08/01/23++............   $ 1,550,000
     2,000,000   Alameda County, California,
                   Certificates of Participation,
                   (Alameda Municipal Financing
                   Project),
                   6.150% due 09/01/21, Mandatory
                   Put 09/01/95.....................     2,024,488
     1,500,000   Alameda County, California, TRANS,
                   4.750% due 07/25/96..............     1,507,971
     1,100,000   Burbank, California, Redevelopment
                   Agency Revenue, Issue A,
                   4.800% due 11/01/10++............     1,100,000
     1,500,000   California Community College,
                   TRANS,
                   4.750% due 07/10/96..............     1,505,257
                 California Education Facilities
                   Authority Revenue:
                 California Institutue of
                   Technology:
     1,900,000   4.600% due 01/01/24++..............     1,900,000
       250,000   Pre-refunded,
                   8.625% due 01/01/96..............       255,000
                 California State, Department of
                   Water Resources, Water Systems
                   Revenue:
       200,000   Series-V1,
                   4.800% due 12/01/25++............       200,000
     2,700,000   Series-V2,
                   4.900% due 12/01/25++............     2,700,000
                 California State, Health Facilities
                   Finance Authority Revenue,
                   (CASMED):
     1,400,000   Catholic Healthcare, Series C,
                   (MBIA Insured),
                   4.850% due 07/01/20++............     1,400,000
     1,800,000   St. Frances Memorial Hospital,
                   Series B,
                   5.900% due 11/01/2019+...........     1,800,000
                 St. Joseph Health System:
       200,000   Series A,
                   5.900% due 07/01/13+.............       200,000
     1,220,000   Series B,
                   5.900% due 07/01/13+.............     1,220,000
       700,000   Sutter Health System, Series A,
                   5.900% due 03/01/2020+...........       700,000
                 California State, Pollution Control
                   Finance Authority, Commercial
                   Paper:
     1,700,000   3.650% due 01/03/96................     1,700,000
     1,200,000   3.400% due 02/15/96................     1,200,000
                 California State, Pollution Control
                   Finance Authority:
                 (Shell Oil Company Project), PCR:
       400,000   5.900% due 10/01/10+...............       400,000
       200,000   Series A,
                   5.900% due 10/01/09+.............       200,000
                 (Southern California Edison
                   Project):
       600,000   Series A,
                   5.400% due 02/28/08+.............       600,000
     1,800,000   Series C,
                   5.400% due 02/28/08+.............     1,800,000
                 Resource Recovery Revenue:
       570,000   (Stanislaus Project),
                   6.000% due 12/01/17+.............       570,000
     4,000,000   California State, Revenue
                   Anticipation Warrants,
                   5.750% due 04/25/96..............     4,024,757
                 California Statewide Communities
                   Development Authority Revenue:
                 Certificates of Participation:
     1,600,000   (St. Joseph Health System Group),
                   5.900% due 07/01/24+.............     1,600,000
     2,900,000   Solid Waste Facilities, (Chevron
                   U.S.A. Inc. Project),
                   6.050% due 12/15/24+.............     2,900,000
       300,000   (Sutter Health Group), (AMBAC
                   Insured),
                   5.900% due 07/01/15+.............       300,000
     2,700,000   Refunding, Series A,
                   4.900% due 05/15/25++............     2,700,000
     1,000,000   Tax and Revenue Anticipation Notes,
                   Series A,
                   4.750% due 07/05/96..............     1,003,414
       500,000   Chico, California, Multi-family
                   Housing Revenue, (Ceres Plaza
                   Project), Series A,
                   4.800% due 05/01/13++............       500,000
     1,000,000   Chula Vista, California,
                   Multi-family Housing Revenue,
                   (Terra Nova Association), Series
                   A,
                   5.350% due 03/01/05++............     1,000,000
     3,000,000   Contra Costa, California,
                   Transportation Authority, Sales
                   Tax Revenue, Series A, (FGIC
                   Insured),
                   4.900% due 03/01/09++............     3,000,000
     2,500,000   Del Mar Race Track Authority,
                   Commercial Paper,
                   3.250% due 02/07/96..............     2,500,000
     1,300,000   East Bay, California, MUD,
                   Commercial Paper,
                   3.650% due 02/06/96..............     1,300,000
     1,000,000   East Bay, California, MUD, Waste
                   Water, Commercial Paper,
                   3.600% due 02/01/96..............     1,000,000

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 50 ------------------

--------------------------------------------------------------------------------
                   MONTGOMERY CALIFORNIA TAX-FREE MONEY FUND
--------------------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                         DECEMBER 31, 1995--(UNAUDITED)

    PRINCIPAL                                             VALUE
      AMOUNT                                            (NOTE 1)
    ----------                                         -----------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
                 CALIFORNIA--(CONTINUED)
    $  250,000   East Bay, California, Regional Park
                   District, Prommissory Notes,
                   Pre-refunded 03/01/96,
                   7.600% due 03/01/08..............   $   257,268
     2,000,000   Eastern Municipal Water District,
                   Water and Sewer Revenue,
                   Certificates of Participation,
                   Series B, (FGIC Insured),
                   5.000% due 07/01/20++............     2,000,000
     2,375,000   Fremont, California, Certificates
                   of Participation, (Building and
                   Equipment Financing Project),
                   5.300% due 07/01/15++............     2,375,000
     1,000,000   Gardena, California, Public
                   Financing Agency, (Gardena Public
                   Parking Project),
                   5.300% due 09/01/11++............     1,000,000
     2,500,000   Kern, California, Community College
                   District, Certificates of
                   Participation,
                   5.450% due 01/01/25++............     2,500,000
     2,500,000   La Cimenta, California, Commercial
                   Paper,
                   3.500% due 03/05/96..............     2,500,000
       300,000   Lancaster, California,
                   Redevelopment Agency, Multi-
                   family Housing Revenue, (Westwood
                   Park Apartments), Series K,
                   4.800% due 12/01/07++............       300,000
                 Los Angeles, California, Department
                   of Water and Power, Commercial
                   Paper:
     1,000,000   3.650% due 02/02/96................     1,000,000
     1,000,000   3.300% due 02/13/96................     1,000,000
                 Los Angeles, California,
                   Multi-family Housing Revenue:
     1,200,000   Series A,
                   6.250% due 08/01/26+.............     1,200,000
       600,000   Series B,
                   6.250% due 12/01/26+.............       600,000
     2,900,000   Series K,
                   4.400% due 07/01/10++............     2,900,000
     2,500,000   Los Angeles, California, Municipal
                   Transit Authority, Commercial
                   Paper,
                   3.500% due 01/10/96..............     2,500,000
     1,000,000   Los Angeles, California, Wastewater
                   Systems Revenue, Series A,
                   6.500% due 02/01/96..............     1,002,093
       700,000   Los Angeles County, California,
                   Metropolitan Rapid Transit
                   Authority Revenue, (Union Station
                   Gateway Project), Series A, (FSA
                   Insured),
                   4.650% due 07/01/25++............       700,000
       300,000   Los Angeles County, California,
                   Transportation Commission, Sales
                   Tax Revenue Refunding, Series A,
                   (FGIC Insured),
                   5.100% due 07/01/12++............       300,000
     1,000,000   Madera, California, Public
                   Financing Authority, Lease
                   Revenue, (Municipal Golf Course
                   Project),
                   4.300% due 11/01/23, Mandatory
                   Put 08/01/96.....................     1,000,000
     1,550,000   Modesto, California, Multi-family
                   Housing Revenue, (Shadowbrook
                   Apartments), Series A,
                   5.000% due 03/01/26, Mandatory
                   Put 03/01/96.....................     1,552,373
                 Palm Springs, California, Community
                   Redevelopment Agency, Certficates
                   of Participation:
       100,000   District No. 1,
                   4.800% due 12/01/14++............       100,000
       500,000   District No. 5,
                   4.800% due 12/01/14++............       500,000
       700,000   District No. 6,
                   4.800% due 12/01/14++............       700,000
       200,000   District No. 10,
                   4.800% due 12/01/14++............       200,000
       100,000   District No. 11,
                   4.800% due 12/01/14++............       100,000
     1,825,000   Richmond, California, Joint Powers
                   Finance Authority, Port Terminal
                   Lease Revenue,
                   6.000% due 09/01/04+.............     1,825,000
                 Sacramento, California,
                   Multi-family Housing Revenue:
     2,700,000   Series C,
                   5.300% due 04/15/07++............     2,700,000
     1,000,000   Series E, (River Oaks Apartments),
                   5.300% due 09/15/07++............     1,000,000
     1,000,000   San Diego, California, Multi-family
                   Housing Revenue, (La Cima
                   Apartments), Series K,
                   4.800% due 12/01/08++............     1,000,000
     1,700,000   San Diego, California, Regional
                   Transit Authority, Commercial
                   Paper,
                   3.450% due 01/11/96..............     1,700,000
     4,000,000   San Francisco, California, City and
                   County Tax and Revenue
                   Anticipation Notes,
                   4.750% due 09/19/96..............     4,023,965

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 51 ------------------

--------------------------------------------------------------------------------
                   MONTGOMERY CALIFORNIA TAX-FREE MONEY FUND
--------------------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                         DECEMBER 31, 1995--(UNAUDITED)

    PRINCIPAL                                             VALUE
      AMOUNT                                            (NOTE 1)
    ----------                                         -----------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
                 CALIFORNIA--(CONTINUED)
    $2,000,000   San Joaquin, (County of),
                   California, TRANS,
                   4.500% due 10/15/96..............   $ 2,009,074
     2,300,000   Southern California, Public Power
                   Authority Revenue, (Southern
                   Transmission Project), (AMBAC
                   Insured),
                   4.850% due 07/01/19++............     2,300,000
       500,000   Stockton, California, Multi-family
                   Housing Revenue, (Mariners Point
                   Association), Series A,
                   4.900% due 08/01/18++............       500,000
                                                       -----------
                 TOTAL MUNICIPAL BONDS AND NOTES....    89,705,660
                                                       -----------
TOTAL INVESTMENTS
  (at amortized cost*).....................  98.6%      89,705,660
OTHER ASSETS AND LIABILITIES (Net).........   1.4        1,320,637
                                            -----      -----------
NET ASSETS................................. 100.0%     $91,026,297
                                            =====      ===========

------------

   * Aggregate cost for Federal tax purposes.
   + Floating rate note, rate resets daily.
  ++ Floating rate note, rate resets weekly.

ABBREVIATIONS:
AMBAC   American Municipal Bond Assurance Corporation
FGIC    Federal Guaranty Insurance Corporation
FSA     Federal Security Assurance
MBIA    Municipal Bond Investors Guaranty
PCR     Pollution Control Revenue
TRANS   Tax and Revenue Anticipation Notes

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 52 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------
                             ASSET ALLOCATION FUND
                            STATEMENT OF CASH FLOWS
                         DECEMBER 31, 1995--(UNAUDITED)

Cash flows from operating activities:
  Dividends and interest received.......................................  $   1,578,594
  Operating expense paid................................................       (486,956)
  Proceeds from sales of long-term securities...........................     84,972,415
  Net proceeds from futures transactions................................          9,396
  Purchases of short-term securities....................................     (6,920,300)
  Purchases of long-term securities.....................................   (137,275,052)
                                                                          -------------
CASH USED BY OPERATING ACTIVITIES.......................................                    $(58,121,903)
Cash flows from financing activities:
  Proceeds received from subscriptions..................................     72,950,993
  Payments on shares redeemed...........................................    (24,580,806)
  Cash provided from reverse repurchase agreement.......................      3,048,750
  Dollar roll deferred fee income.......................................         73,828
  Cash dividends paid*..................................................       (137,506)
  Reverse repurchase agreement and dollar roll interest expenses........        (40,156)
                                                                          -------------
CASH PROVIDED BY FINANCING ACTIVITIES...................................                      51,315,103
                                                                                            ------------
Decrease in cash........................................................                      (6,806,800)
Cash at beginning of period.............................................                       7,268,120
                                                                                            ------------
Cash at end of period...................................................                    $    461,320
                                                                                            ============
RECONCILIATION OF NET INCREASE IN NET ASSETS
  FROM OPERATIONS TO CASH USED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations....................                    $ 12,267,552
  Increase in investments...............................................  $ (73,016,425)
  Increase in interest and dividends receivable.........................       (159,089)
  Increase in deferred fee income.......................................         72,257
  Decrease in other assets..............................................          6,269
  Increase in receivables for investments sold..........................     (1,809,199)
  Increase in payable for investments purchased.........................      4,366,040
  Increase in accrued expenses..........................................        101,665
  Increase in interest expense..........................................         49,027
                                                                          -------------
CASH USED BY OPERATING ACTIVITIES.......................................                    $(58,121,903)
                                                                                            ============

------------

* Non cash activities include reinvestment of dividends of $4,696,501.

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 53 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES
                         DECEMBER 31, 1995--(UNAUDITED)

                                                                                                           GROWTH
                                                                                                            FUND
                                                                                                        ------------
ASSETS:
Investments in securities, at value (Note 1)
  Securities........................................................................................... $636,185,756
  Repurchase agreements................................................................................  238,390,000
                                                                                                        ------------
Total investments......................................................................................  874,575,756
Cash...................................................................................................           --
Foreign currency, at value (Cost $90,543, $92,575 and $729,798, respectively)..........................           --
Forward foreign currency exchange contracts:
  Forward foreign currency exchange contracts to buy, at value
  (Contract cost $484,812 and $563,419, respectively) (Note 3).........................................           --
  Forward foreign currency exchange contracts to sell (Note 3).........................................           --
Receivables:
  Dividends............................................................................................      445,874
  Interest.............................................................................................      118,728
  Expenses absorbed by Manager.........................................................................           --
  Shares of beneficial interest sold...................................................................      836,816
  Investment securities sold...........................................................................   17,528,261
Other Assets:
  Organization costs (Note 1)..........................................................................       29,934
                                                                                                        ------------
Total Assets...........................................................................................  893,535,369
                                                                                                        ------------
LIABILITIES:
Forward foreign currency exchange contracts:
  Payable for forward foreign exchange contracts to buy (Note 3).......................................           --
  Payable for forward foreign currency exchange contracts to sell, at value
  (Contract cost $243,779 and $441,977, respectively) (Note 3).........................................           --
Reverse repurchase agreements (Note 3).................................................................           --
Payables:
  Deferred fee income on dollar roll transactions......................................................           --
  Deferred gain on dollar roll transactions............................................................           --
  Shares of beneficial interest redeemed...............................................................      964,166
  Investment securities purchased......................................................................   29,239,073
  Management fees......................................................................................      134,246
  Administration fees..................................................................................       57,869
  Custodian fees.......................................................................................      105,881
  Dividends............................................................................................           --
  Trustees' fees and expenses..........................................................................        2,970
  Due to custodian.....................................................................................    2,689,261
  Transfer agency and servicing fees...................................................................      579,251
  Accrued liabilities and expenses.....................................................................      328,149
                                                                                                        ------------
Total Liabilities......................................................................................   34,100,866
                                                                                                        ------------
NET ASSETS............................................................................................. $859,434,503
                                                                                                        ============
Investments at Identified Cost......................................................................... $766,349,449
                                                                                                        ============
NET ASSETS CONSIST OF:
Undistributed net investment income/(accumulated net investment loss).................................. $    382,340
Accumulated net realized gain/(loss) on securities sold, forward foreign currency exchange contracts,
  futures contracts, foreign currency transactions and securities sold short...........................   23,570,671
Net unrealized appreciation of investments, forward foreign currency exchange contracts, futures contracts, foreign currency transactions, securities sold short and net other assets.........  108,226,307
Shares of beneficial interest..........................................................................      447,627
Additional paid-in capital.............................................................................  726,807,558
                                                                                                        ------------
NET ASSETS............................................................................................. $859,434,503
                                                                                                        ============
Net Asset Value, offering and redemption price per share outstanding...................................       $19.20
                                                                                                              ======
Number of Fund shares outstanding......................................................................   44,762,745
                                                                                                        ============

------------

** Amount represents distributions in excess of net investment income.


                    ------------------ 54 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------

                                        EQUITY                           ASSET            GLOBAL             GLOBAL
     MICRO CAP        SMALL CAP         INCOME         SELECT 50       ALLOCATION      OPPORTUNITIES     COMMUNICATIONS
        FUND             FUND            FUND            FUND             FUND             FUND               FUND
    ------------     ------------     -----------     -----------     ------------     -------------     --------------
    $218,994,175     $229,192,426     $17,422,056     $20,762,325     $126,375,320      $16,566,618       $215,502,766
      55,840,000        6,774,000       1,552,000       7,453,000        6,502,000               --                 --
    ------------     ------------     -----------     -----------     ------------      -----------       ------------
     274,834,175      235,966,426      18,974,056      28,215,325      132,877,320       16,566,618        215,502,766
       1,554,431          496,834              --          11,867          461,320               --                 --
              --               --              --          90,576               --           83,319            723,021
              --               --              --         483,919               --               --            559,811
              --               --              --              --               --          243,779            441,977
         117,746           41,044          57,521           6,688           64,643           22,466            101,877
          27,832          158,690             776           3,727          506,557               --                 --
              --               --              --              --               --               --                 --
         943,408          166,415         733,143         857,391        2,854,291            7,700             99,770
       1,330,766          806,745              --         560,665        1,073,216          569,604          5,858,554
          21,313               --          22,781          24,833           38,399           30,361             38,875
    ------------     ------------     -----------     -----------     ------------      -----------       ------------
     278,829,671      237,636,154      19,788,277      30,254,991      137,875,746       17,523,847        223,326,651
    ------------     ------------     -----------     -----------     ------------      -----------       ------------
              --               --              --         484,812               --               --            563,419
              --               --              --              --               --          243,329            438,479
              --               --              --              --        3,057,621               --                 --
              --               --              --              --            2,723               --                 --
              --               --              --              --           85,859               --                 --
         151,973           91,882         199,901         196,353           90,286            9,729            290,074
       5,432,760          734,428              --       3,387,071       13,091,466           74,193          1,288,196
         111,638           38,294              --          15,439           93,176           17,278             74,250
          12,740           12,219           1,267           1,284            6,178              673             11,640
           5,822           95,286           1,841           5,547            4,678            5,980             33,164
              --               --           7,173              --               --               --                 --
           2,469            2,970           1,469           2,470            2,469            2,470              2,970
              --               --           1,064              --               --          330,801            627,940
          80,724           80,830           3,687           8,842           50,302            5,293            110,644
          76,312           80,863          18,348          10,975           51,159           15,983             91,129
    ------------     ------------     -----------     -----------     ------------      -----------       ------------
       5,874,438        1,136,772         234,750       4,112,793       16,535,917          705,729          3,531,905
    ------------     ------------     -----------     -----------     ------------      -----------       ------------
    $272,955,233     $236,499,382     $19,553,527     $26,142,198     $121,339,829      $16,818,118       $219,794,746
    ============     ============     ===========     ===========     ============      ===========       ============
    $237,713,908     $173,074,916     $17,188,748     $26,849,446     $122,102,370      $14,481,970       $184,065,904
    ============     ============     ===========     ===========     ============      ===========       ============
    $    (57,473)**  $   (541,827)    $       141     $   (11,786)**  $     13,413      $  (109,729)      $ (1,797,292)
       1,431,719        4,423,913          66,235         516,053        1,657,432         (742,214)        (9,624,643)
      37,120,267       62,891,510       1,785,308       1,364,878       10,774,950        2,074,732         31,430,342
         178,604          129,396          12,726          18,898           67,951           11,501            134,491
     234,282,116      169,596,390      17,689,117      24,254,155      108,826,083       15,583,828        199,651,848
    ------------     ------------     -----------     -----------     ------------      -----------       ------------
    $272,955,233     $236,499,382     $19,553,527     $26,142,198     $121,339,829      $16,818,118       $219,794,746
    ============     ============     ===========     ===========     ============      ===========       ============
          $15.28           $18.28          $15.36          $13.83           $17.86           $14.62             $16.34
          ======           ======          ======          ======           ======           ======             ======
      17,860,384       12,939,615       1,272,639       1,889,840        6,795,076        1,150,094         13,449,107
    ============     ============     ===========     ===========     ============      ===========       ============


                    ------------------ 55 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES
                         DECEMBER 31, 1995--(UNAUDITED)

                                                                                                        INTERNATIONAL
                                                                                                           GROWTH
                                                                                                            FUND
                                                                                                        -------------
ASSETS:
Investments in securities, at value (Note 1)
  Securities...........................................................................................  $ 7,222,384
  Repurchase agreements................................................................................    1,237,000
                                                                                                          ----------
Total investments......................................................................................    8,459,384
Cash...................................................................................................       19,954
Foreign currency, at value (Cost $60,544 and $21,088,404, respectively)................................       61,206
Forward foreign currency exchange contracts:
  Forward foreign currency exchange contracts to buy, at value
  (Contract cost $55,666, $418,534, $3,519,998 respectively) (Note 3)..................................       55,844
  Forward foreign currency exchange contracts to sell (Note 3).........................................       84,397
Receivables:
  Dividends............................................................................................        1,291
  Interest.............................................................................................          618
  Expenses absorbed by Manager.........................................................................           --
  Shares of beneficial interest sold...................................................................      123,199
  Investment securities sold...........................................................................      157,283
Other Assets:
  Organization costs (Note 1)..........................................................................       31,343
                                                                                                          ----------
Total Assets...........................................................................................    8,994,519
                                                                                                          ----------
LIABILITIES:
Forward foreign exchange contracts:
  Payable for forward foreign exchange contracts to buy (Note 3).......................................       55,666
  Payable for forward foreign exchange contracts to sell, at value
  (Contract cost $84,397, $544,790 and $756,079, respectively) (Note 3)................................       84,376
Reverse repurchase agreements (Note 3).................................................................           --
Payables:
  Deferred fee income on dollar roll transactions......................................................           --
  Deferred gain on dollar roll transactions............................................................           --
  Shares of beneficial interest redeemed...............................................................           --
  Investment securities purchased......................................................................      181,381
  Management fees......................................................................................           --
  Administration fees..................................................................................          486
  Custodian fees.......................................................................................        3,219
  Dividends............................................................................................           --
  Trustees' fees and expenses..........................................................................        1,969
  Due to custodian.....................................................................................           --
  Transfer agency and servicing fees...................................................................        1,888
  Accrued liabilities and expenses.....................................................................        2,150
                                                                                                          ----------
Total Liabilities......................................................................................      331,135
                                                                                                          ----------
NET ASSETS.............................................................................................  $ 8,663,384
                                                                                                          ==========
Investments at Identified Cost.........................................................................  $ 7,849,373
                                                                                                          ==========
NET ASSETS CONSIST OF:
Undistributed net investment income/(accumulated net investment loss)..................................  $   (11,518)
Accumulated net realized gain/(loss) on securities sold, forward foreign currency exchange contracts,
  futures contracts, foreign currency transactions and securities sold short...........................        3,370
Net unrealized appreciation/(depreciation) of investments, forward foreign currency exchange contracts,
  futures contracts, foreign currency transactions, securities sold short and net other assets.........      609,515
Shares of beneficial interest..........................................................................        6,482
Additional paid-in capital.............................................................................    8,055,535
                                                                                                          ----------
NET ASSETS.............................................................................................  $ 8,663,384
                                                                                                          ==========
Net Asset Value, offering and redemption price per share outstanding...................................       $13.37
                                                                                                              ======
Number of Fund shares outstanding......................................................................      648,202
                                                                                                          ==========

------------

** Amount represents distributions in excess of net investment income.


                    ------------------ 56 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------

                                                                      CALIFORNIA
    INTERNATIONAL     EMERGING          SHORT         GOVERNMENT       TAX-FREE        CALIFORNIA
     SMALL CAP        MARKETS        GOVERNMENT        RESERVE        INTERMEDIATE   TAX-FREE MONEY
       FUND             FUND          BOND FUND          FUND         BOND FUND           FUND
    -----------     ------------     -----------     ------------     ----------     --------------
    $31,226,318     $814,779,189     $23,110,315     $172,367,715     $9,390,736      $ 89,705,660
      3,593,000       27,094,000       1,029,000      128,063,000             --                --
     ----------      -----------      ----------      -----------      ---------        ----------
     34,819,318      841,873,189      24,139,315      300,430,715      9,390,736        89,705,660
             --               --              --               --             --            68,331
             --       21,081,536              --               --             --                --
        417,578        3,513,898              --               --             --                --
        544,790          756,079              --               --             --                --
         54,379        1,253,507              --               --             --                --
          1,797          605,170         235,513        2,295,875        180,038           761,995
             --               --          47,722               --          3,194                --
        137,500        6,307,166          80,715               --        119,964           229,008
        889,843        4,275,896         625,250               --             --           700,000
         30,797           25,137          33,632           29,062         21,169             3,456
     ----------      -----------      ----------      -----------      ---------        ----------
     36,896,002      879,691,578      25,162,147      302,755,652      9,715,101        91,468,450
     ----------      -----------      ----------      -----------      ---------        ----------
        418,534        3,519,998              --               --             --                --
        545,088          764,140              --               --             --                --
             --               --       5,026,536               --             --                --
             --               --             586               --             --                --
             --               --          15,390               --             --                --
         89,027        4,516,389          42,559          256,886         18,453                --
        569,378       16,169,118       2,041,513               --             --                --
         28,613          150,538              --            4,857             --           114,496
          1,809           42,894             643           10,940            399             1,781
          9,906          486,004             781            6,253             --             5,078
             --               --          86,877        1,345,614         35,198           270,616
          2,469            2,969           1,970            2,470          1,970             1,469
        512,868               --              52              573         33,108                --
         17,373          401,051           3,836           27,346          2,600             2,080
         20,477          327,757          15,622           46,314          7,653            46,633
     ----------      -----------      ----------      -----------      ---------        ----------
      2,215,542       26,380,858       7,236,365        1,701,253         99,381           442,153
     ----------      -----------      ----------      -----------      ---------        ----------
    $34,680,460     $853,310,720     $17,925,782     $301,054,399     $9,615,720      $ 91,026,297
     ==========      ===========      ==========      ===========      =========        ==========
    $31,889,896     $869,590,029     $23,871,765     $300,430,715     $9,110,628      $ 89,705,660
     ==========      ===========      ==========      ===========      =========        ==========
    $  (193,768)    $ (4,481,920)    $   (90,380)**  $        565     $      282      $     (1,756)**
     (5,179,024)     (26,188,822)       (378,211)         (44,483)      (136,691)           (6,745)
      2,924,320      (27,784,308)        267,550               --        280,108                --
         26,352          687,583          17,782        3,011,026          7,716           910,348
     37,102,580      911,078,187      18,109,041      298,087,291      9,464,305        90,124,450
     ----------      -----------      ----------      -----------      ---------        ----------
    $34,680,460     $853,310,720     $17,925,782     $301,054,399     $9,615,720      $ 91,026,297
     ==========      ===========      ==========      ===========      =========        ==========
         $13.16           $12.41          $10.08            $1.00         $12.46             $1.00
         ======           ======          ======            =====         ======            ======
      2,635,235       68,758,342       1,778,180      301,102,622        771,558        91,034,798
     ==========      ===========      ==========      ===========      =========        ==========


                    ------------------ 57 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------
                            STATEMENTS OF OPERATIONS
            FOR THE SIX MONTHS ENDED DECEMBER 31, 1995--(UNAUDITED)*

                                                                                                GROWTH
                                                                                                 FUND
                                                                                              -----------
NET INVESTMENT INCOME:
INVESTMENT INCOME:
Interest....................................................................................  $ 6,650,988
Dividends (Net of foreign withholding taxes of $14, $10,551 and $82,164 for the Montgomery
  Select 50 Fund, the Montgomery Global Opportunities Fund and the Montgomery Global
  Communications Fund, respectively)........................................................    3,117,741
                                                                                              -----------
  Total Income..............................................................................    9,768,729
                                                                                              -----------
EXPENSES:
Management fee (Note 2).....................................................................    4,192,158
Custodian fee...............................................................................      122,409
Transfer agency and servicing fees..........................................................    1,054,468
Administration fee (Note 2).................................................................      285,736
Legal and audit fees........................................................................      115,326
Trustees' fees..............................................................................        5,072
Registration fees...........................................................................       52,664
Printing fees...............................................................................      182,119
Amortization of organization expenses (Note 1)..............................................        5,644
Other.......................................................................................      231,974
Interest expense............................................................................           --
Fees deferred and/or expenses absorbed by Manager (Note 2)..................................           --
                                                                                              -----------
  Total Expenses............................................................................    6,247,570
                                                                                              -----------
NET INVESTMENT INCOME/(LOSS)................................................................    3,521,159
                                                                                              -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................................................   64,530,799
  Forward foreign currency exchange contracts...............................................           --
  Futures contracts.........................................................................           --
  Foreign currency transactions.............................................................           --
  Securities sold short.....................................................................           --
                                                                                              -----------
Net realized gain on investments during the period..........................................   64,530,799
                                                                                              -----------
Net change in unrealized appreciation/(depreciation) of:
  Securities................................................................................    7,844,105
  Forward foreign currency exchange contracts...............................................           --
  Futures contracts.........................................................................           --
  Securities sold short.....................................................................           --
  Foreign currency transactions and other assets............................................           --
                                                                                              -----------
Net unrealized appreciation of investments during the period................................    7,844,105
                                                                                              -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.............................................   72,374,904
                                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING IN OPERATIONS..........................................  $75,896,063
                                                                                              ===========

------------

* The Montgomery Select 50 Fund commenced operations on October 2, 1995.


                    ------------------ 58 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------

                                        EQUITY         SELECT          ASSET           GLOBAL             GLOBAL
       MICRO CAP       SMALL CAP        INCOME           50         ALLOCATION      OPPORTUNITIES     COMMUNICATIONS
         FUND            FUND            FUND           FUND           FUND             FUND               FUND
      -----------     -----------     ----------     ----------     -----------     -------------     --------------
      $ 2,438,730     $   540,238     $   27,672     $   71,392     $ 1,418,231      $     6,278       $     49,622
          452,023         367,049        188,604         27,795         247,195           98,027            758,290
      -----------     -----------     ----------     ----------     -----------       ----------        -----------
        2,890,753         907,287        216,276         99,187       1,665,426          104,305            807,912
      -----------     -----------     ----------     ----------     -----------       ----------        -----------
        1,826,240       1,094,210         31,686         40,745         490,313          181,172          1,812,967
           16,536           2,247          2,998          7,688           9,080           12,584             68,009
          205,418          99,994          8,220          9,514         102,719           13,285            266,393
           82,027          75,543          3,877          2,282          31,289            5,554             78,390
           34,223          49,563          9,669          3,239          25,254           11,049             34,123
            4,838           5,072          3,301          3,625           4,571            4,572              5,072
           20,748          24,219         21,203          1,410          26,644           11,451             12,956
           29,254          30,067             --          3,550          27,639            4,006             52,408
            2,661           6,528          2,579          3,108           6,012            5,698              7,643
           66,358          61,671          2,937          4,741          26,378           13,694            117,430
               --              --             --             --          49,027           17,103             70,577
         (161,045)             --        (41,563)       (21,229)       (155,009)        (104,347)          (287,671)
      -----------     -----------     ----------     ----------     -----------       ----------        -----------
        2,127,258       1,449,114         44,907         58,673         643,917          175,821          2,238,297
      -----------     -----------     ----------     ----------     -----------       ----------        -----------
          763,495        (541,827)       171,369         40,514       1,021,509          (71,516)        (1,430,385)
      -----------     -----------     ----------     ----------     -----------       ----------        -----------
        2,257,575      18,749,053        174,529        542,505       3,867,058          742,732         12,434,082
               --              --             --        (16,944)             --          (71,394)          (518,440)
               --              --             --             --           9,396               --                 --
               --              --             --          6,188              --           16,182             19,082
               --              --             --                             --               --                 --
      -----------     -----------     ----------     ----------     -----------       ----------        -----------
        2,257,575      18,749,053        174,529        531,749       3,876,454          687,520         11,934,724
      -----------     -----------     ----------     ----------     -----------       ----------        -----------
       22,407,548      17,781,662      1,467,213      1,365,879       7,369,589          968,748          1,830,412
               --              --             --           (893)             --            2,505             10,261
               --              --             --             --              --               --                 --
               --              --             --             --              --               --                 --
               --              --             --           (108)             --          (11,650)           (90,956)
      -----------     -----------     ----------     ----------     -----------       ----------        -----------
       22,407,548      17,781,662      1,467,213      1,364,878       7,369,589          959,603          1,749,717
      -----------     -----------     ----------     ----------     -----------       ----------        -----------
       24,665,123      36,530,715      1,641,742      1,896,627      11,246,043        1,647,123         13,684,441
      -----------     -----------     ----------     ----------     -----------       ----------        -----------
      $25,428,618     $35,988,888     $1,813,111     $1,937,141     $12,267,552       $1,575,607        $12,254,056
      ===========     ===========     ==========     ==========     ===========       ==========        ===========


                    ------------------ 59 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------
                            STATEMENTS OF OPERATIONS
            FOR THE SIX MONTHS ENDED DECEMBER 31, 1995--(UNAUDITED)*

                                                                                               INTERNATIONAL
                                                                                                  GROWTH
                                                                                                   FUND
                                                                                               -------------
NET INVESTMENT INCOME:
INVESTMENT INCOME:
Interest.....................................................................................    $  19,132
Dividends (Net of foreign withholding taxes of $967, $7,624 and $607,036 for the
  Montgomery International Growth Fund, Montgomery International Small Cap Fund and
  Montgomery Emerging Markets Fund, respectively)............................................        8,211
                                                                                               -----------
  Total Income...............................................................................       27,343
                                                                                               -----------
EXPENSES:
Management fee (Note 2)......................................................................       25,891
Custodian fee................................................................................       10,795
Transfer agency and servicing fees...........................................................        3,977
Administration fee (Note 2)..................................................................        1,650
Legal and audit fees.........................................................................        7,853
Trustees' fees...............................................................................        3,683
Registration fees............................................................................       14,697
Printing fees................................................................................          814
Amortization of organization expenses (Note 1)...............................................        6,284
Other........................................................................................        3,799
Interest expense.............................................................................           --
Fees deferred and/or expenses absorbed by Manager (Note 2)...................................      (40,582)
                                                                                               -----------
  Total Expenses.............................................................................       38,861
                                                                                               -----------
NET INVESTMENT INCOME/(LOSS).................................................................      (11,518)
                                                                                               -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions (Net of foreign capital gains tax of $291,538 for the
     Montgomery Emerging Markets Fund).......................................................      (33,173)
  Forward foreign currency exchange contracts................................................       33,063
  Futures contracts..........................................................................           --
  Foreign currency transactions..............................................................        3,480
  Securities sold short......................................................................           --
                                                                                               -----------
Net realized gain/(loss) on investments during the period....................................        3,370
                                                                                               -----------
Net change in unrealized appreciation/(depreciation) of:
  Securities.................................................................................      610,011
  Forward foreign currency exchange contracts................................................          199
  Futures contracts..........................................................................           --
  Securities sold short......................................................................           --
  Foreign currency transactions and other assets.............................................         (695)
                                                                                               -----------
Net unrealized appreciation/(depreciation) of investments during the period..................      609,515
                                                                                               -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS.......................................      612,885
                                                                                               -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..............................    $ 601,367
                                                                                               ===========

------------

* The Montgomery International Growth Fund commenced operations on July 3, 1995.


                    ------------------ 60 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------

                                                                        CALIFORNIA
      INTERNATIONAL       EMERGING         SHORT        GOVERNMENT       TAX-FREE         CALIFORNIA
        SMALL CAP         MARKETS        GOVERNMENT      RESERVE       INTERMEDIATE     TAX-FREE MONEY
          FUND              FUND         BOND FUND         FUND         BOND FUND            FUND
      -------------     ------------     ----------     ----------     ------------     --------------
       $     56,033     $  1,714,106     $  677,242     $9,178,291     $    180,561      $  1,601,631
            119,825        6,004,788             --             --               --                --
        -----------      -----------     ----------     ----------      -----------        ----------
            175,858        7,718,894        677,242      9,178,291          180,561         1,601,631
        -----------      -----------     ----------     ----------      -----------        ----------
            345,705        5,151,141         44,965      1,061,291           18,189           364,752
             25,579        1,123,849          1,333          6,807               --                78
             42,371        1,048,822          8,842         61,761            2,981             7,487
             10,677          301,153          4,360         72,463            1,819            19,294
             12,497          100,680         17,831         36,588            8,528            13,697
              4,572            5,052          4,073          4,572            4,072             3,302
             12,257           84,096         19,000         35,123            2,418                --
              9,088          228,339            208         11,307              116                --
              5,771           10,840          8,719          8,722            4,259               736
             20,067          471,433         18,771         93,837           16,813            19,162
                 --           18,885         84,493             --               --                --
           (193,793)              --        (74,143)      (469,848)         (37,318)         (171,403)
        -----------      -----------     ----------     ----------      -----------        ----------
            294,791        8,544,290        138,452        922,623           21,877           257,105
        -----------      -----------     ----------     ----------      -----------        ----------
           (118,933)        (825,396)       538,790      8,255,668          158,684         1,344,526
        -----------      -----------     ----------     ----------      -----------        ----------
          1,381,893       (1,931,538)       123,330         (6,765)           6,133            (5,421)
           (164,340)      (1,401,417)            --             --               --                --
                 --               --          8,593             --               --                --
             (5,250)        (659,856)            --             --               --                --
                 --               --             --             --               --                --
        -----------      -----------     ----------     ----------      -----------        ----------
          1,212,303       (3,992,811)       131,923         (6,765)           6,133            (5,421)
        -----------      -----------     ----------     ----------      -----------        ----------
          2,375,990      (56,506,972)       118,044             --          241,277                --
              8,867           (1,678)            --             --               --                --
                 --               --             --             --               --                --
                 --               --             --             --               --                --
             (7,684)          13,069             --             --               --                --
        -----------      -----------     ----------     ----------      -----------        ----------
          2,377,173      (56,495,581)       118,044             --          241,277                --
        -----------      -----------     ----------     ----------      -----------        ----------
          3,589,476      (60,488,392)       249,967         (6,765)         247,410            (5,421)
        -----------      -----------     ----------     ----------      -----------        ----------
       $  3,470,543     $(61,313,788)    $  788,757     $8,248,903     $    406,094      $  1,339,105
        ===========      ===========     ==========     ==========      ===========        ==========


                    ------------------ 61 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
            FOR THE SIX MONTHS ENDED DECEMBER 31, 1995--(UNAUDITED)*

                                                                                               GROWTH
                                                                                                FUND
                                                                                            ------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)..............................................................  $  3,521,159
Net realized gain on securities, forward foreign currency exchange contracts, futures contracts,
  securities sold short and foreign currency transactions during the period...............    64,530,799
Net unrealized appreciation of securities, forward foreign currency exchange contracts, futures contracts, securities sold short, foreign currency transactions and net other
  assets during the period................................................................     7,844,105
                                                                                            ------------
Net increase in net assets resulting from operations......................................    75,896,063
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income..............................................................    (6,831,015)
  From net realized gains on investments..................................................   (63,292,297)
BENEFICIAL INTEREST TRANSACTIONS:
Net increase/(decrease) from beneficial interest transactions (Note 4)....................   (25,113,958)
                                                                                            ------------
Net increase/(decrease) in net assets.....................................................   (19,341,207)
NET ASSETS:
Beginning of period.......................................................................   878,775,710
                                                                                            ------------
End of period.............................................................................  $859,434,503
                                                                                            ============
Accumulated undistributed net investment income/(accumulated net investment loss).........  $    382,340
                                                                                            ============

------------

* The Montgomery Select 50 Fund commenced operations on October 2, 1995.

                                                                                              INTERNATIONAL
                                                                                                 GROWTH
                                                                                                  FUND
                                                                                              -------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)................................................................    $  (11,518)
Net realized gain/(loss) on securities, forward foreign currency exchange contracts, futures
  contracts, securities sold short and foreign currency transactions during the period......         3,370
Net unrealized appreciation/(depreciation) of securities, forward foreign currency exchange contracts, futures contracts, securities sold short, foreign currency transactions and net
  other assets during the period............................................................       609,515
                                                                                                ----------
Net increase/(decrease) in net assets resulting from operations.............................       601,367
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................................................            --
  From net realized gains on investments....................................................            --
BENEFICIAL INTEREST TRANSACTIONS:
Net increase/(decrease) from beneficial interest transactions (Note 4)......................     8,062,017
                                                                                                ----------
Net increase/(decrease) in net assets.......................................................     8,663,384
NET ASSETS:
Beginning of period.........................................................................            --
                                                                                                ----------
End of period...............................................................................    $8,663,384
                                                                                                ==========
Accumulated undistributed net investment income/(accumulated net investment loss)...........    $  (11,518)
                                                                                                ==========

------------

* The Montgomery International Growth Fund commenced operations on July 3, 1995.


                    ------------------ 62 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------

                                          EQUITY          SELECT           ASSET            GLOBAL            GLOBAL
       MICRO CAP        SMALL CAP         INCOME            50           ALLOCATION      OPPORTUNITIES     COMMUNICATIONS
          FUND             FUND            FUND            FUND             FUND             FUND              FUND
      ------------     ------------     -----------     -----------     ------------     -------------     -------------
      $    763,495     $   (541,827)    $   171,369     $    40,514     $  1,021,509      $    (71,516)    $  (1,430,385)
         2,257,575       18,749,053         174,529         531,749        3,876,454           687,520        11,934,724
        22,407,548       17,781,662       1,467,213       1,364,878        7,369,589           959,603         1,749,717
      ------------     ------------     -----------     -----------      -----------       -----------      ------------
        25,428,618       35,988,888       1,813,111       1,937,141       12,267,552         1,575,607        12,254,056
        (1,525,243)              --        (172,208)        (52,300)      (1,517,689)          (80,874)               --
        (1,138,576)     (20,796,826)       (148,268)        (15,696)      (3,316,318)               --                --
        87,240,938       18,908,479      11,678,274      24,273,053       53,672,455         1,646,314        (2,103,516)
      ------------     ------------     -----------     -----------      -----------       -----------      ------------
       110,005,737       34,100,541      13,170,909      26,142,198       61,106,000         3,141,047        10,150,540
       162,949,496      202,398,841       6,382,618              --       60,233,829        13,677,071       209,644,206
      ------------     ------------     -----------     -----------      -----------       -----------      ------------
      $272,955,233     $236,499,382     $19,553,527     $26,142,198     $121,339,829      $ 16,818,118     $ 219,794,746
      ============     ============     ===========     ===========      ===========       ===========      ============
      $    (57,473)    $   (541,827)    $       141     $   (11,786)    $     13,413      $   (109,729)    $  (1,797,292)
      ============     ============     ===========     ===========      ===========       ===========      ============

                                                                           CALIFORNIA
      INTERNATIONAL       EMERGING          SHORT         GOVERNMENT        TAX-FREE         CALIFORNIA
        SMALL CAP         MARKETS        GOVERNMENT        RESERVE        INTERMEDIATE     TAX-FREE MONEY
          FUND              FUND          BOND FUND          FUND          BOND FUND            FUND
      -------------     ------------     -----------     ------------     ------------     --------------
        >
        $  (118,933)    $   (825,396)    $   538,790     $  8,255,668      $   158,684      $  1,344,526
          1,212,303       (3,992,811)        131,923           (6,765)           6,133            (5,421)
          2,377,173      (56,495,581)        118,044               --          241,277                --
        -----------     ------------     -----------     ------------       ----------       -----------
          3,470,543      (61,313,788)        788,757        8,248,903          406,094         1,339,105
            (56,527)              --        (541,976)      (8,255,560)        (158,719)       (1,345,887)
                 --               --              --               --               --                --
          2,750,851      (83,458,887)        585,598       42,105,032        4,215,175        26,253,182
        -----------     ------------     -----------     ------------       ----------       -----------
          6,164,867     (144,772,675)        832,379       42,098,375        4,462,550        26,246,400
         28,515,593      998,083,395      17,093,403      258,956,024        5,153,170        64,779,897
        -----------     ------------     -----------     ------------       ----------       -----------
        $34,680,460     $853,310,720     $17,925,782     $301,054,399      $ 9,615,720      $ 91,026,297
        ===========     ============     ===========     ============       ==========       ===========
        $  (193,768)    $ (4,481,920)    $   (90,380)    $        565      $       282      $     (4,660)
        ===========     ============     ===========     ============       ==========       ===========


                    ------------------ 63 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
                           YEAR ENDED JUNE 30, 1995*

                                                                                               GROWTH
                                                                                                FUND
                                                                                            ------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)..............................................................  $  5,493,419
Net realized gain/(loss) on securities, forward foreign currency exchange contracts, futures contracts, securities sold short and foreign currency transactions during the
  year....................................................................................    25,117,201
Net unrealized appreciation of securities, forward foreign currency exchange contracts, futures contracts, securities sold short, foreign currency transactions and net other
  assets during the year..................................................................    99,934,770
                                                                                            ------------
Net increase/(decrease) in net assets resulting from operations...........................   130,545,390
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income..............................................................    (2,115,772)
  In excess of net investment income......................................................            --
  From net realized gains on investments..................................................    (2,056,942)
  In excess of net realized gains on investments..........................................            --
  From capital............................................................................            --
BENEFICIAL INTEREST TRANSACTIONS:
Net increase/(decrease) from beneficial interest transactions (Note 4)....................   603,300,386
                                                                                            ------------
Net increase/(decrease) in net assets.....................................................   729,673,062
NET ASSETS:
Beginning of year.........................................................................   149,102,648
                                                                                            ------------
End of year...............................................................................  $878,775,710
                                                                                            ============
Accumulated undistributed net investment income...........................................  $  3,692,196
                                                                                            ============

------------

* The Montgomery Micro Cap Fund and the Montgomery Equity Income Fund commenced operations on December 30, 1994 and September 30, 1994, respectively.

                                                                                             INTERNATIONAL
                                                                                               SMALL CAP
                                                                                                 FUND
                                                                                             -------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income......................................................................   $    298,709
Net realized loss on securities, forward foreign currency exchange contracts, futures
  contracts, securities sold short and foreign currency transactions during the year.......     (6,513,569)
Net unrealized appreciation/(depreciation) of securities, forward foreign currency exchange contracts, futures contracts, securities sold short, foreign currency transactions and
  net other assets during the year.........................................................      5,715,641
                                                                                               -----------
Net increase/(decrease) in net assets resulting from operations............................       (499,219)
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...............................................................         (4,674)
  In excess of net investment income.......................................................             --
  From net realized gains on investments...................................................             --
  In excess of net realized gains on investments...........................................             --
  From capital.............................................................................             --
BENEFICIAL INTEREST TRANSACTIONS:
Net increase/(decrease) from beneficial interest transactions (Note 4).....................     (5,535,750)
                                                                                               -----------
Net increase/(decrease) in net assets......................................................     (6,039,643)
NET ASSETS:
Beginning of period........................................................................     34,555,236
                                                                                               -----------
End of period..............................................................................   $ 28,515,593
                                                                                               ===========
Accumulated undistributed net investment income/(accumulated net investment loss)..........   $    (18,308)
                                                                                               ===========

------------

* The Montgomery California Tax-Free Money Fund commenced operations on September 30, 1994.


                             ------------------ 64 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------

                                          EQUITY          ASSET           GLOBAL             GLOBAL
       MICRO CAP        SMALL CAP         INCOME       ALLOCATION      OPPORTUNITIES     COMMUNICATIONS
          FUND             FUND            FUND           FUND             FUND               FUND
      ------------     ------------     ----------     -----------     -------------     --------------
      $    704,275     $ (1,190,171)    $   86,962     $   556,718      $    136,864      $   (230,457)
           312,720        6,527,411         39,974       1,156,097        (1,468,276)      (19,650,990)
        14,712,719       32,375,979        318,095       3,378,657         2,069,410        36,382,328
      ------------     ------------     ----------     -----------       -----------      ------------
        15,729,714       37,713,219        445,031       5,091,472           737,998        16,500,881
                --               --        (86,042)        (59,071)               --                --
                --               --             --              --                --                --
                --      (12,839,859)            --         (35,860)         (519,575)               --
                --               --             --              --                --          (523,480)
                --               --             --              --                --                --
       147,219,782      (31,537,136)     6,023,629      53,689,330           954,427       (41,218,767)
      ------------     ------------     ----------     -----------       -----------      ------------
       162,949,496       (6,663,776)     6,382,618      58,685,871         1,172,850       (25,241,366)
                --      209,062,617             --       1,547,958        12,504,221       234,885,572
      ------------     ------------     ----------     -----------       -----------      ------------
      $162,949,496     $202,398,841     $6,382,618     $60,233,829      $ 13,677,071      $209,644,206
      ============     ============     ==========     ===========       ===========      ============
      $    704,275     $         --     $      980     $   509,593      $     42,661      $   (366,907)
      ============     ============     ==========     ===========       ===========      ============

                                                             CALIFORNIA
        EMERGING            SHORT           GOVERNMENT        TAX-FREE         CALIFORNIA
        MARKETS        GOVERNMENT BOND       RESERVE        INTERMEDIATE     TAX-FREE MONEY
          FUND              FUND               FUND          BOND FUND            FUND
      ------------     ---------------     ------------     ------------     --------------
      $  1,967,991       $ 1,271,461       $ 12,335,736     $    325,756      $  1,328,088
        (1,014,943)          (97,852)           (12,875)         (87,106)           (1,324)
        (9,853,241)          295,502                 --          197,541                --
      ------------      ------------        -----------      -----------       -----------
        (8,900,193)        1,469,111         12,322,861          436,191         1,326,764
                --        (1,253,298)       (12,336,143)        (325,716)       (1,328,088)
                --                --                 --               --              (395)
       (26,061,048)               --                 --           (1,870)               --
       (22,548,326)               --                 --               --
                --           (20,117)                --               --                --
       400,632,672        (5,039,019)        47,840,494       (6,511,663)       64,781,616
      ------------      ------------        -----------      -----------       -----------
       343,123,105        (4,843,323)        47,827,212       (6,403,058)       64,779,897
       654,960,290        21,936,726        211,128,812       11,556,228        64,781,616
      ------------      ------------        -----------      -----------       -----------
      $998,083,395       $17,093,403       $258,956,024     $  5,153,170      $129,561,513
      ============      ============        ===========      ===========       ===========
      $ (3,656,524)      $   (87,194)      $        457     $        317      $       (395)
      ============      ============        ===========      ===========       ===========


                             ------------------ 65 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------
                             SHORT GOVERNMENT FUND
                            STATEMENT OF CASH FLOWS
                         DECEMBER 31, 1995--(UNAUDITED)

Cash flows from operating activities:
  Interest received.......................................................  $    754,652
  Operating expense paid..................................................      (107,134)
  Proceeds from sales of long-term securities and purchased options.......    27,781,228
  Net proceeds from futures transactions..................................         8,593
  Purchases of short-term securities......................................    (2,014,065)
  Purchases of long-term securities.......................................   (28,595,532)
                                                                            ------------
CASH USED BY OPERATING ACTIVITIES.........................................                   $(2,172,258)
Cash flows from financing activities:
  Proceeds received from subscriptions....................................     8,363,970
  Payments on shares redeemed.............................................    (7,964,922)
  Cash provided from reverse repurchase agreement.........................       980,000
  Dollar roll deferred fee income.........................................        30,742
  Cash dividends paid*....................................................       (42,118)
  Reverse repurchase agreement and dollar roll interest expenses..........       (79,140)
                                                                            ------------
CASH PROVIDED BY FINANCING ACTIVITIES.....................................                     1,288,532
                                                                                             -----------
Decrease in cash..........................................................                      (883,726)
Cash at beginning of period...............................................                       883,674
                                                                                             -----------
(Due to Custodian) at end of period.......................................                   $       (52)
                                                                                             ===========
RECONCILIATION OF NET INCREASE IN NET ASSETS
  FROM OPERATIONS TO CASH USED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations......................                   $   788,757
  Increase in investments.................................................  $ (4,359,931)
  Increase in interest receivable.........................................       (96,862)
  Increase in other assets................................................       (53,888)
  Increase in receivables for investments sold............................      (562,287)
  Increase in payable for investments purchased...........................     2,026,747
  Increase in accrued expenses............................................           713
  Increase in interest expense............................................        84,493
                                                                            ------------
CASH USED BY OPERATING ACTIVITIES.........................................                   $(2,172,258)
                                                                                             ===========

------------

* Non cash activities include reinvestment of dividends of $418,910.


                             ------------------ 66 ------------------

              ----------------------------------------------------
                             MONTGOMERY GROWTH FUND
              ----------------------------------------------------
                              FINANCIAL HIGHLIGHTS
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                  SIX MONTHS
                                                                     ENDED        YEAR        PERIOD
                                                                   12/31/95      ENDED         ENDED
                                                                  (UNAUDITED)   06/30/95     06/30/94*
                                                                  -----------   --------     ---------
Net asset value--beginning of period............................   $   19.16    $ 15.27      $  12.00
                                                                    --------    --------     --------
Net investment income...........................................        0.09       0.12          0.04
Net realized and unrealized gain on investments.................        1.66       3.91          3.31 ++
                                                                    --------    --------     --------
Net increase in net assets resulting from
  investment operations.........................................        1.75       4.03          3.35
                                                                    --------    --------     --------
Distributions:
  Dividends from net investment income..........................       (0.17)     (0.07)        (0.01)
  Distributions from net realized capital gains.................       (1.54)     (0.07)          --
  Distributions in excess of net realized capital gains.........          --         --         (0.07)
                                                                    --------    --------     --------
Total distributions.............................................       (1.71)     (0.14)        (0.08)
                                                                    --------    --------     --------
Net asset value--end of period..................................   $   19.20    $ 19.16      $  15.27
                                                                    ========    ========     ========
Total return**..................................................        9.26%      26.53%       27.98%
                                                                    ========    ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............................   $ 859,435    $878,776     $149,103
Ratio of net investment income to average net assets............        0.80%+      0.98%        1.09%+
Ratio of operating expenses to average net assets...............        1.42%+     1.50%         1.49%+
Portfolio turnover rate.........................................       62.74%    128.36%       110.65%
Net investment income before deferral of fees by Manager........          --         --      $   0.03
Operating expense ratio before deferral of fees by Manager......          --         --          1.79%+

------------
 * The Fund commenced operations on September 30, 1993.
** Total return represents aggregate total return for the periods indicated.
 + Annualized.
++ The amount shown in this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.

   The accompanying notes are an integral part of these financial statements.

                    ------------------ 67 ------------------

            -------------------------------------------------------
                           MONTGOMERY SMALL CAP FUND
            -------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                            SIX MONTHS                                                       PERIOD
                               ENDED                    YEAR ENDED JUNE 30,                   ENDED
                             12/31/95    -------------------------------------------------  JUNE 30,
                            (UNAUDITED)    1995      1994       1993      1992      1991      1991*
                            -----------  --------  --------   --------  --------  --------  ---------
Net asset value--beginning
  of period................  $   17.11   $ 15.15   $ 16.83    $ 12.90   $ 13.24   $ 10.05    $ 10.62
                              --------   --------  --------   --------  --------  -------    -------
Net investment loss........      (0.04)    (0.10)    (0.12)     (0.11)    (0.06)    (0.06)     (0.07)
Net realized and unrealized
  gain/(loss) on
  investments..............       2.99      3.04     (0.47)      4.04      3.25      3.27       2.71
                              --------   --------  --------   --------  --------  -------    -------
Net increase/(decrease) in
  net assets resulting from
  investment operations....       2.95      2.94     (0.59)      3.93      3.19      3.21       2.64
                              --------   --------  --------   --------  --------  -------    -------
Distributions:
  Dividends from net
     realized capital
     gains.................      (1.78)    (0.98)    (1.09)        --     (2.75)    (0.02)     (0.02)
  Distributions from
     capital...............         --        --        --         --     (0.78)       --         --
                              --------   --------  --------   --------  --------  -------    -------
Total distributions........      (1.78)    (0.98)    (1.09)        --     (3.53)    (0.02)     (0.02)
                              --------   --------  --------   --------  --------  -------    -------
Net asset value--end of
  period...................  $   18.28   $ 17.11   $ 15.15    $ 16.83   $ 12.90   $ 13.24    $ 13.24
                              ========   ========  ========   ========  ========  =======    =======
Total return**.............      18.14%    20.12%    (1.59)%    30.47%    27.69%    31.97%     24.89%
                              ========   ========  ========   ========  ========  =======    =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in 000's)...............  $ 236,499   $202,399  $209,063   $219,968  $176,588  $27,181    $27,181
Ratio of net investment
  loss to average net
  assets...................      (0.49)%+   (0.57)%   (0.68)%    (0.69)%   (0.44)%  (0.47)%    (0.45)%+
Ratio of operating expenses
  to average net assets....       1.32%+     1.37%     1.35%      1.40%     1.50%    1.50%      1.45%+
Portfolio turnover rate....      43.31%     85.07%    95.22%    130.37%    80.67%  194.63%    188.16%

------------

 * The Fund's shares became available for investment by the public on July 13, 1990.
** Total return represents aggregate total return for the periods indicated.
 + Annualized.


                    ------------------ 68 ------------------

        ----------------------------------------------------------------
                         MONTGOMERY EQUITY INCOME FUND
        ----------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                        SIX MONTHS
                                                                                                           ENDED         PERIOD
                                                                                                         12/31/95         ENDED
                                                                                                        (UNAUDITED)     06/30/95*
                                                                                                        -----------     ---------
Net asset value--beginning of period..................................................................    $ 13.38        $ 12.00
                                                                                                          -------         ------
Net investment income.................................................................................       0.19           0.31
Net realized and unrealized gain on investments.......................................................       2.10           1.38
                                                                                                          -------         ------
Net increase in net assets resulting from investment operations.......................................       2.29           1.69
                                                                                                          -------         ------
Distributions:
  Dividends from net investment income................................................................      (0.19)         (0.31)
  Distributions from net realized capital gains.......................................................      (0.12)            --
                                                                                                          -------         ------
Total distributions...................................................................................      (0.31)         (0.31)
                                                                                                          -------         ------
Net asset value--end of period........................................................................    $ 15.36        $ 13.38
                                                                                                          =======         ======
Total return**........................................................................................      17.20%         14.26%
                                                                                                          =======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..................................................................    $19,554        $ 6,383
Ratio of net investment income to average net assets..................................................       3.24%+         4.06%+
Ratio of operating expenses to average net assets.....................................................       0.85%+         0.84%+
Portfolio turnover rate...............................................................................      19.42%         29.46%
Net investment income before deferral of fees by Manager..............................................    $  0.14        $  0.13
Operating expense ratio before deferral of fees by Manager............................................       1.63%+         3.16%+

------------

 * The Fund commenced operations on September 30, 1994.
** Total return represents aggregate total return for the periods indicated.
 + Annualized.

            -------------------------------------------------------
                           MONTGOMERY MICRO CAP FUND
            -------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                       SIX MONTHS
                                                                                                         ENDED         PERIOD
                                                                                                        12/31/95       ENDED
                                                                                                      (UNAUDITED)#   06/30/95*#
                                                                                                      ------------   ----------
Net asset value--beginning of period................................................................    $  13.75      $  12.00
                                                                                                        --------      --------
Net investment income...............................................................................        0.05          0.09
Net realized and unrealized gain on investments.....................................................        1.64          1.66
                                                                                                        --------      --------
Net increase in net assets resulting from investment operations.....................................        1.69          1.75
                                                                                                        --------      --------
Distributions
  Dividends from net investment income..............................................................       (0.09)           --
  Distributions from net realized capital gains.....................................................       (0.07)           --
                                                                                                        --------      --------
Total distributions.................................................................................       (0.16)           --
                                                                                                        --------      --------
Net asset value--end of period......................................................................    $  15.28      $  13.75
                                                                                                        ========      ========
Total return**......................................................................................       12.29%        14.58%
                                                                                                        ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)................................................................    $272,955      $162,949
Ratio of net investment income to average net assets................................................        0.63%+        1.40%+
Ratio of operating expenses to average net assets...................................................        1.75%+        1.75%+
Portfolio turnover rate.............................................................................       43.99%        36.81%
Net investment income before deferral of fees by Manager............................................    $   0.02      $   0.07
Operating expense ratio before deferral of fees by Manager..........................................        1.88%+        2.07%+

------------

 * The Fund commenced operations on December 30, 1994.
** Total return represents aggregate total return for the periods indicated.
 + Annualized.
 # Per shares numbers have been calculated using the average shares method, which more appropriately represent the per share data for the period since the use of the undistributed income method did not accord with the results of operations.


                    ------------------ 69 ------------------

             -----------------------------------------------------
                           MONTGOMERY SELECT 50 FUND
             -----------------------------------------------------
                              FINANCIAL HIGHLIGHTS
              FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                                                                                        PERIOD
                                                                                                                        ENDED
                                                                                                                       12/31/95
                                                                                                                     (UNAUDITED)*
                                                                                                                     ------------
Net asset value--beginning of period...............................................................................    $  12.00
                                                                                                                        -------
Net investment income..............................................................................................        0.04
Net realized and unrealized gain on investments....................................................................        1.84
                                                                                                                        -------
Net increase in net assets resulting from investment operations....................................................        1.88
                                                                                                                        -------
Distributions:
  Dividends from net investment income.............................................................................       (0.04)
  Distributions from net realized capital gains....................................................................       (0.01)
                                                                                                                        -------
Total distributions................................................................................................       (0.05)
                                                                                                                        -------
Net asset value--end of period.....................................................................................    $  13.83
                                                                                                                        =======
Total return**.....................................................................................................       15.74%
                                                                                                                        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...............................................................................    $ 26,142
Ratio of net investment income to average net assets...............................................................        1.24%+
Ratio of operating expenses to average net assets..................................................................        1.80%+
Portfolio turnover rate............................................................................................       49.71%
Net investment income before deferral of fees by Manager...........................................................    $   0.02
Operating expense ratio before deferral of fees by Manager.........................................................        2.44%+

------------
 * The Fund commenced operations on October 2, 1995.
** Total return represents aggregate total return for the period indicated.
 + Annualized.

             -----------------------------------------------------
                      MONTGOMERY GLOBAL OPPORTUNITIES FUND
             -----------------------------------------------------
                              FINANCIAL HIGHLIGHTS
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                            SIX MONTHS
                                                                                               ENDED        YEAR        PERIOD
                                                                                             12/31/95      ENDED         ENDED
                                                                                            (UNAUDITED)   06/30/95     06/30/94*
                                                                                            -----------   --------     ---------
Net asset value--beginning of period......................................................    $ 13.25     $ 12.92       $ 12.00
                                                                                              -------     -------       -------
Net investment income.....................................................................      (0.07)       0.13          0.01
Net realized and unrealized gain on investments...........................................       1.51        0.70          0.91
                                                                                              -------     -------       -------
Net increase in net assets resulting from investment operations...........................       1.44        0.83          0.92
                                                                                              -------     -------       -------
Distributions from net realized capital gains.............................................      (0.07)      (0.50)           --
                                                                                              -------     -------       -------
Net asset value--end of period............................................................    $ 14.62     $ 13.25       $ 12.92
                                                                                              =======     =======       =======
Total return**............................................................................      10.89%       6.43%         7.67%
                                                                                              =======     =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)......................................................    $16,818     $13,677       $12,504
Ratio of net investment income to average net assets......................................      (0.85)%+     1.03%         0.02%+
Ratio of operating expenses to average net assets#........................................       1.90%+      1.90%         1.90%+
Portfolio turnover rate...................................................................      87.00%     118.75%        67.22%
Net investment income/(loss) before deferral of fees by Manager...........................    $ (0.16)    $ (0.01)      $ (0.05)
Operating expense ratio before deferral of fees, excluding interest expense, by Manager...       3.14%+      2.99%         1.11%+

------------
 * The Fund commenced operations on September 30, 1993.
** Total return represents aggregate total return for the periods indicated.
 + Annualized.
 # Annualized expense ratios including interest expense and taxes for the period ended December 31, 1995, the year ended June 30, 1995 and the period ended June 30, 1994 were 2.10%, 1.91% and 1.99%, respectively.


                    ------------------ 70 ------------------

     ----------------------------------------------------------------------
                        MONTGOMERY ASSET ALLOCATION FUND
     ----------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                 SIX MONTHS
                                                                   ENDED         YEAR        PERIOD
                                                                  12/31/95      ENDED         ENDED
                                                                (UNAUDITED)#   06/30/95     06/30/94*
                                                                ------------   --------     ---------
Net asset value--beginning of period..........................    $  16.33     $ 12.24       $ 12.00
                                                                  --------     -------       -------
Net investment income.........................................        0.19        0.25          0.06
Net realized and unrealized gain on investments...............        2.14        4.11          0.18
                                                                  --------     -------       -------
Net increase in net assets resulting from investment
  operations..................................................        2.33        4.36          0.24
                                                                  --------     -------       -------
Distributions:
  Dividends from net investment income........................       (0.25)      (0.17)           --
  Distributions from net realized capital gains...............       (0.55)      (0.10)           --
                                                                  --------     -------       -------
Total distributions...........................................       (0.80)      (0.27)           --
                                                                  --------     -------       -------
Net asset value--end of period................................    $  17.86     $ 16.33       $ 12.24
                                                                  ========     =======       =======
Total return**................................................       14.50%      35.99%         2.00%
                                                                  ========     =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..........................    $121,340     $60,234       $ 1,548
Ratio of net investment income to average net assets..........        2.23%+      3.43%         2.54%+
Ratio of operating expenses to average net assets##...........        1.30%+      1.30%         1.30%+
Portfolio turnover rate.......................................      106.95%      95.75%       190.94%
Net investment income/(loss) before deferral of fees and
  absorption of expenses by Manager...........................    $   0.10     $  0.19       $ (0.11)
Operating expense ratio before deferral of fees and absorption
  of expenses, excluding interest expense, by Manager.........        1.74%+      2.07%         8.86%+

------------
 * The Fund commenced operations on March 31, 1994.
** Total return represents aggregate total return for the periods indicated.
 + Annualized.
 # Per shares numbers have been calculated using the average shares method which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
## Annualized expense ratios including interest expense for the period ended
   December 31, 1995, the year ended June 30, 1995 and the period ended June 30, 1994 were 1.40%, 1.31% and 1.43%, respectively.


                    ------------------ 71 ------------------

--------------------------------------------------------------------------------
                     MONTGOMERY GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                      SIX MONTHS         YEAR ENDED
                                                         ENDED            JUNE 30,             PERIOD
                                                       12/31/95     ---------------------       ENDED
                                                      (UNAUDITED)     1995         1994       06/30/93*
                                                      -----------   --------     --------     ---------
Net asset value--beginning of period................   $   15.42    $  14.20     $  12.45      $ 12.00
                                                        --------    --------     --------       ------
Net investment loss.................................       (0.11)      (0.03)       (0.05)        0.00#
Net realized and unrealized gain on investments.....        1.03        1.28         1.80++       0.45
                                                        --------    --------     --------       ------
Net increase in net assets resulting from investment
  operations........................................        0.92        1.25         1.75         0.45
                                                        --------    --------     --------       ------
Distributions in excess of net realized gains on
  investment........................................          --       (0.03)          --           --
                                                        --------    --------     --------       ------
Net asset value--end of period......................   $   16.34    $  15.42     $  14.20      $ 12.45
                                                        ========    ========     ========       ======
Total return**......................................        5.97%       8.83%       14.06%        3.75%
                                                        ========    ========     ========       ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)................   $ 219,795    $209,644     $234,886      $ 4,670
Ratio of net investment loss to average net
  assets............................................       (1.25)%+    (0.10)%      (0.46)%      (0.05)%+
Ratio of operating expenses to average net
  assets##..........................................        1.90%+      1.90%        1.90%        1.90%+
Portfolio turnover rate.............................       55.38%      50.17%       29.20%        0.00%
Net investment loss before deferral of fees and/or
  absorption of expenses by Manager.................   $   (0.13)   $  (0.07)    $  (0.06)     $ (0.04)
Operating expense ratio before deferral of fees
  and/or absorption of expenses, excluding interest
  expense, by Manager...............................        2.15%+      2.08%        1.99%        8.96%+

------------

 * The Fund commenced operations on June 1, 1993.
** Total return represents aggregate total return for the periods indicated.
 + Annualized.
++ The amount shown in this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
 # Amount represents less than $0.01 per share.
## Annualized expense ratios including interest expense for the period ended
   December 31, 1995, the year ended June 30, 1995 and the period ended June 30, 1994 were 1.96%, 1.91% and 1.94%, respectively.


                    ------------------ 72 ------------------

--------------------------------------------------------------------------------
                      MONTGOMERY INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
              FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                                                                                        PERIOD
                                                                                                                        ENDED
                                                                                                                       12/31/95
                                                                                                                     (UNAUDITED)*
                                                                                                                     ------------
Net asset value--beginning of period...............................................................................     $12.00
                                                                                                                      --------
Net investment loss................................................................................................      (0.02)
Net realized and unrealized gain on investments....................................................................       1.39
                                                                                                                      --------
Net increase in net assets resulting from investment operations....................................................       1.37
                                                                                                                      --------
Net asset value--end of period.....................................................................................     $13.37
                                                                                                                      ========
Total return**.....................................................................................................      11.42%
                                                                                                                      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...............................................................................     $8,663
Ratio of net investment loss to average net assets.................................................................      (0.49)%+
Ratio of operating expenses to average net assets..................................................................       1.65%+
Portfolio turnover rate............................................................................................      95.17%
Net investment loss before deferral of fees by Manager.............................................................     $(0.15)
Operating expense ratio before deferral of fees by Manager.........................................................       3.37%+

------------
 * The Fund commenced operations on July 3, 1995.
** Total return represents aggregate total return for the period indicated.
 + Annualized.

--------------------------------------------------------------------------------
                    MONTGOMERY INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                          SIX MONTHS
                                                                                             ENDED        YEAR        PERIOD
                                                                                           12/31/95      ENDED         ENDED
                                                                                          (UNAUDITED)   06/30/95     06/30/94*
                                                                                          -----------   --------     ---------
Net asset value--beginning of period....................................................    $ 11.75     $ 12.02       $ 12.00
                                                                                            -------     -------       -------
Net investment (loss)...................................................................      (0.04)       0.12          0.00#
Net realized and unrealized gain/(loss) on investments..................................       1.47       (0.39)         0.02
                                                                                            -------     -------       -------
Net increase/(decrease) in net assets resulting from investment operations..............       1.43       (0.27)         0.02
                                                                                            -------     -------       -------
Distributions from net investment income................................................      (0.02)      (0.00)#          --
                                                                                            -------     -------       -------
Net asset value--end of period..........................................................    $ 13.16     $ 11.75       $ 12.02
                                                                                            =======     =======       =======
Total return**..........................................................................      12.19%      (2.23)%        0.17%
                                                                                            =======     =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................................................    $34,680     $28,516       $34,555
Ratio of net investment income to average net assets....................................      (0.77)%+     0.95%         0.04%+
Ratio of operating expenses to average net assets.......................................       1.90%+      1.91%         1.99%+##
Portfolio turnover rate.................................................................      98.17%     156.13%       123.50%
Net investment income/(loss) before deferral of fees by Manager.........................    $ (0.12)    $  0.05       $ (0.02)
Operating expense ratio before deferral of fees, excluding interest expense, by
  Manager...............................................................................       3.14%+      2.50%         2.32%+

------------
 * The Fund commenced operations on September 30, 1993.
** Total return represents aggregate total return for the periods indicated.
 + Annualized.
 # Amount represents less than $0.01 per share.
## Annualized expense ratio including interest expense for the period ended June
   30, 1994 was 1.90%.


                    ------------------ 73 ------------------

    ------------------------------------------------------------------------
                        MONTGOMERY EMERGING MARKETS FUND
    ------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                            SIX MONTHS
                                               ENDED             YEAR ENDED JUNE 30,            PERIOD
                                             12/31/95      --------------------------------      ENDED
                                           (UNAUDITED)++    1995++       1994        1993      06/30/92*
                                           -------------   --------    --------    --------    ---------
Net asset value--beginning of period.....    $   13.17     $  13.68    $  11.07    $   9.96     $ 10.00
                                              --------     --------    --------    --------     -------
Net investment/(loss) income.............        (0.01)       (0.03)      (0.03)       0.07        0.03
Net realized and unrealized gain/(loss)
  on investments.........................        (0.75)        0.25##      2.92        1.05       (0.07)
                                              --------     --------    --------    --------     -------
Net increase/(decrease) in net assets
  resulting from investment operations...        (0.76)        0.28        2.89        1.12       (0.04)
                                              --------     --------    --------    --------     -------
Distributions:
  Dividends from net investment income...           --           --          --       (0.01)         --
  Distributions from net realized capital
     gains...............................           --        (0.42)      (0.28)      (0.00)#        --
  Distributions in excess of net realized
     capital gains.......................           --        (0.37)         --          --          --
                                              --------     --------    --------    --------     -------
Total distributions......................           --        (0.79)      (0.28)      (0.01)         --
                                              --------     --------    --------    --------     -------
Net asset value--end of period...........    $   12.41     $  13.17    $  13.68    $  11.07     $  9.96
                                              ========     ========    ========    ========     =======
Total return**...........................        (5.77)%       1.40%      26.10%      11.27%      (0.40)%
                                              ========     ========    ========    ========     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....    $ 853,311     $998,083    $654,960    $206,617     $54,625
Ratio of net investment income/(loss) to
  average net assets###..................        (0.17)%+      0.23%      (0.14)%      0.66%       1.70%+
Ratio of operating expenses to average
  net assets.............................         1.76%+       1.80%       1.85%       1.90%       1.90%+
Portfolio turnover.......................        54.84%       92.09%      63.79%      21.40%       0.19%
Net investment income before deferral of
  fees by Manager........................           --           --          --    $   0.06     $  0.01
Operating expense ratio before deferral
  of fees by Manager.....................           --           --          --        1.93%       2.80%+

------------
  * The Fund commenced operations on March 1, 1992.
 ** Total return represents aggregate total return for the periods indicated.
  + Annualized.
 ++ Per shares numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
  # Amount represents less than $0.01 per share.
 ## The amount shown in this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
### Annualized expense ratio including interest expense for the period ended
    December 31, 1995 was 1.76%.


                    ------------------ 74 ------------------

--------------------------------------------------------------------------------
                     MONTGOMERY SHORT GOVERNMENT BOND FUND
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                          SIX MONTHS
                                                             ENDED            YEAR ENDED JUNE 30,
                                                           12/31/95     -------------------------------
                                                          (UNAUDITED)    1995        1994        1993*
                                                          -----------   -------     -------     -------
Net asset value--beginning of period....................    $  9.95     $  9.80     $ 10.23     $ 10.00
                                                            -------     -------     -------     -------
Net investment income...................................       0.30        0.62        0.61        0.33
Net realized and unrealized gain/(loss) on
  investments...........................................       0.13        0.16       (0.34)       0.23
                                                            -------     -------     -------     -------
Net increase in net assets resulting from investment
  operations............................................       0.43        0.78        0.27        0.56
                                                            -------     -------     -------     -------
Distributions:
  Dividends from net investment income..................      (0.30)      (0.62)      (0.56)      (0.33)
  Distributions in excess of net investment income......         --          --       (0.07)         --
  Distributions in excess of net realized capital
     gains..............................................         --          --       (0.07)         --
  Distributions from capital............................         --       (0.01)         --        0.00#
                                                            -------     -------     -------     -------
Total distributions.....................................      (0.30)      (0.63)      (0.70)      (0.33)
                                                            -------     -------     -------     -------
Net asset value--end of period..........................    $ 10.08     $  9.95     $  9.80     $ 10.23
                                                            -------     -------     -------     -------
Total return**..........................................       4.41%       8.28%       2.49%       5.66%
                                                            =======     =======     =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................    $17,926     $17,093     $21,937     $22,254
Ratio of net investment income to average net assets....       5.97%+      6.41%       5.93%       6.02%+
Ratio of operating expenses to average net assets##.....       0.60%+      0.47%       0.25%       0.22%+
Portfolio turnover......................................     151.06%     284.23%     603.07%     213.22%
Net investment income before deferral of fees and
  absorption of expenses by Manager.....................    $  0.26     $  0.54     $  0.51     $  0.27
Ratio of operating expense to average net assets before
  deferral of fees and absorption of expenses, excluding
  interest expense, by Manager..........................       1.42%+      1.33%       1.29%       2.07%+

------------
 * The Fund commenced operations on December 18, 1992.
** Total return represents aggregate total return for the periods indicated.
 + Annualized.
 # Amount represents less than $0.01 per share.
## Annualized expense ratios including interest expense for the period ended
   December 31, 1995 and the years ended June 30, 1995 and June 30, 1994 were 1.54%, 1.38% and 0.71%, respectively.


                    ------------------ 75 ------------------

 -----------------------------------------------------------------------------
                       MONTGOMERY GOVERNMENT RESERVE FUND
 -----------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                SIX MONTHS
                                                                                   ENDED       YEAR ENDED JUNE 30,       PERIOD
                                                                                 12/31/95     ---------------------       ENDED
                                                                                (UNAUDITED)     1995         1994       06/30/93*
                                                                                -----------   --------     --------     ---------
Net asset value--beginning of period..........................................   $    1.00    $   1.00     $   1.00     $   1.00
                                                                                  --------    --------     --------     --------
Net investment income.........................................................       0.029       0.049        0.029        0.024
Net realized and unrealized gain on investments#..............................       0.000       0.000        0.000        0.000
                                                                                  --------    --------     --------     --------
Net increase in net assets resulting from investment operations...............       0.029       0.049        0.029        0.024
                                                                                  --------    --------     --------     --------
Dividends from net investment income..........................................      (0.029)     (0.049)      (0.029)      (0.024)
                                                                                  --------    --------     --------     --------
Net asset value--end of period................................................   $    1.00    $   1.00     $   1.00     $   1.00
                                                                                  ========    ========     ========     ========
Total return**................................................................        2.73%       4.97%        2.96%        2.41%
                                                                                  ========    ========     ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..........................................   $ 301,054    $258,956     $211,129     $124,795
Ratio of net investment income to average net assets..........................        5.35%+      4.92%        2.99%        2.96%+
Ratio of operating expenses to average net assets.............................        0.60%+      0.63%##      0.60%        0.38%+
Net investment income before deferral of fees by Manager......................   $   0.026    $  0.047     $  0.028     $  0.013
Ratio of operating expense to average net assets before absorption of
  expenses, excluding interest expense, by Manager............................        0.90%+      0.79%        0.71%        0.77%+

------------
 * The Fund commenced operations on September 14, 1992.
** Total return represents aggregate total return for the periods indicated.
 + Annualized.
 # Amount represents less than $0.01 per share.
## Annualized operating expense ratio including interest expense for the year ended June 30, 1995 was 0.60%.

--------------------------------------------------------------------------------
                   MONTGOMERY CALIFORNIA TAX-FREE MONEY FUND
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                         SIX MONTHS
                                                                                                            ENDED       PERIOD
                                                                                                          12/31/95       ENDED
                                                                                                         (UNAUDITED)   06/30/95*
                                                                                                         -----------   ---------
Net asset value--beginning of period...................................................................    $  1.00      $  1.00
                                                                                                           -------      -------
Net investment income..................................................................................      0.016        0.027
Net realized and unrealized gain on investments........................................................         --        0.000
                                                                                                           -------      -------
Net increase in net assets resulting from investment operations........................................      0.016        0.027
                                                                                                           -------      -------
Distributions:
  Dividends from net investment income.................................................................     (0.016)      (0.027)
                                                                                                           -------      -------
  Dividends in excess of net investment income.........................................................     (0.000)      (0.000)#
                                                                                                           -------      -------
                                                                                                            (0.016)      (0.027)
                                                                                                           -------      -------
Net asset value--end of period.........................................................................    $  1.00      $  1.00
                                                                                                           =======      =======
Total return**.........................................................................................       1.58%        2.68%
                                                                                                           =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...................................................................    $91,023      $64,780
Ratio of net investment income to average net assets...................................................       3.13%+       3.55%+
Ratio of operating expenses to average net assets......................................................       0.60%+       0.33%+
Net investment income before deferral of fees and absorption of expenses by Manager....................    $ 0.014      $ 0.023
Operating expense ratio before deferral of fees and absorption of expenses by Manager..................       1.00%+       0.86%+

------------
 * The Fund commenced operations on September 30, 1994.
** Total return represents aggregate total return for the period indicated.
 + Annualized.
 # Amount represents less than $0.001 per share.


                    ------------------ 76 ------------------

--------------------------------------------------------------------------------
             MONTGOMERY CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                       SIX MONTHS     YEAR ENDED JUNE
                                                                          ENDED             30,
                                                                        12/31/95     ------------------
                                                                       (UNAUDITED)    1995       1994*
                                                                       -----------   ------     -------
Net asset value--beginning of period.................................    $ 12.04     $11.79     $ 12.00
                                                                          ------     ------     -------
Net investment income................................................       0.27       0.44        0.41
Net realized and unrealized gain/(loss) on investments...............       0.42       0.25       (0.21)
                                                                          ------     ------     -------
Net increase in net assets resulting from investment operations......       0.69       0.69        0.20
                                                                          ------     ------     -------
Distributions:
  Dividends from net investment income...............................      (0.27)     (0.44)      (0.41)
  Distributions from net realized capital gains......................         --      (0.00)#        --
                                                                          ------     ------     -------
Total distributions..................................................      (0.27)     (0.44)      (0.41)
                                                                          ------     ------     -------
Net asset value--end of period.......................................    $ 12.46     $12.04     $ 11.79
                                                                          ======     ======     =======
Total return**.......................................................       5.77%      6.03%       1.65%
                                                                          ======     ======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).................................    $ 9,616     $5,153     $11,556
Ratio of net investment income to average net assets.................       4.35%+     3.71%       3.44%
Ratio of operating expenses to average net assets....................       0.60%+     0.56%       0.23%
Portfolio turnover...................................................      28.07%     37.93%      77.03%
Net investment income before deferral of fees and absorption of
  expenses by Manager................................................    $  0.20     $ 0.34     $  0.25
Operating expense ratio before deferral of fees and absorption of
  expenses by Manager................................................       1.62%+     1.41%       1.63%

------------
 * The Fund commenced operations on July 1, 1993.
** Total return represents aggregate total return for the periods indicated.
 # Amount represents less than $0.01 per share.


                    ------------------ 77 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES:

     The Montgomery Funds and The Montgomery Funds II (individually, the "Trust" and, collectively, the "Trusts") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. As of December 31, 1995, the Trusts had eighteen publicly offered series: Montgomery Growth Fund, Montgomery Micro Cap Fund, Montgomery Small Cap Fund, Montgomery Equity Income Fund, Montgomery Select 50 Fund, Montgomery Asset Allocation Fund, Montgomery Global Opportunities Fund, Montgomery Global Communications Fund, Montgomery International Growth Fund, Montgomery International Small Cap Fund, Montgomery Emerging Markets Fund, Montgomery Short Government Bond Fund, Montgomery Government Reserve Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery California Tax-Free Money Fund, Montgomery Small Cap II Fund, Montgomery Advisors Emerging Markets Fund and Montgomery Institutional Series: Emerging Markets Portfolio (individually, a "Fund" and, collectively, the "Funds").

     The Montgomery Funds were organized as a Massachusetts business trust on May 10, 1990 and commenced operations with the Montgomery Small Cap Fund. The Montgomery Funds II were organized as a Delaware business trust on September 8, 1993 and commenced operations with the Montgomery Institutional Series: Emerging Markets Portfolio. Prior to the public offerings of shares of each Fund, a limited number of shares were sold to Montgomery Asset Management, L.P. and/or affiliated persons of Montgomery Asset Management in private placement offerings. Otherwise, no Fund had any significant operations prior to the date on which it commenced operations (i.e., commenced selling shares to the public). On December 1, 1995, Montgomery Growth Fund, Montgomery Equity Income Fund, Montgomery Emerging Markets Fund, Montgomery Asset Allocation Fund, Montgomery Short Government Bond Fund and Montgomery Government Reserve Fund commenced offering Class P Shares. As of December 31, 1995, no Class P Shares had been sold. Any shares outstanding prior to December 1, 1995 were designated as Class R Shares.

     The preparation of financial statements in accordance with Generally Accepted Accounting Principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Information presented in these financial statements pertains to all the above Funds except for Montgomery Small Cap II Fund, Montgomery Advisors Emerging Markets Fund and Montgomery Institutional Series: Emerging Markets Portfolio which are presented under separate covers.

     The following is a summary of significant accounting policies.

     A. PORTFOLIO VALUATION--For the Montgomery Growth Fund, the Montgomery Micro Cap Fund, the Montgomery Small Cap Fund, the Montgomery Equity Income Fund, the Montgomery Select 50 Fund, the Montgomery Asset Allocation Fund, the Montgomery Short Government Bond Fund and the Montgomery California Tax-Free Intermediate Bond Fund, portfolio securities are valued using current market valuations: either the last reported sales price, or, in the case of securities for which there is no reported last sale and in the case of fixed income securities, the mean of the closing bid and asked prices.

     For the Montgomery International Growth Fund, Montgomery International Small Cap Fund and the Montgomery Emerging Markets Fund, portfolio securities which are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sales price on the respective exchanges or markets, except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. Securities traded on the over-the-counter market are valued at the mean between the last available bid and ask price prior to the time of valuation.

     For the Montgomery Global Opportunities Fund and the Montgomery Global Communications Fund, portfolio securities are valued using current market valuations: either the last reported sales price, or, in the case of securities for which there is no reported last sale and in the case of fixed income securities, the mean of the closing bid and asked prices. The value of portfolio securities which are traded primarily on foreign securities exchanges are generally valued at the immediate preceding closing values of such securities on the respective exchanges or

                    ------------------ 78 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------
             NOTES TO FINANCIAL STATEMENTS--(UNAUDITED) (CONTINUED)

markets, except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the Board of Trustees or its delegates.

     Securities, including American Depositary Receipts and European Depositary Receipts, which are traded on securities exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales and in the case of fixed income securities, at the mean between the last available bid and asked price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Manager to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trusts in accordance with methods which are authorized by the Trust's Board of Trustees.

     For the Montgomery Government Reserve Fund and the Montgomery California Tax-Free Money Fund, portfolio securities are valued at amortized cost, which means they are valued at acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. Amortized cost involves valuing a portfolio security instrument at its cost, initially, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Calculations are made to compare the value of a Fund's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments.

     For each of the Funds, securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the supervision of the Trusts' officers in accordance with methods which are authorized by the Trusts' Board of Trustees. Short-term securities with maturities of 60 days or less (excluding the Montgomery Government Reserve Fund and the Montgomery California Tax-Free Money Fund which value all securities at amortized cost) are carried at amortized cost, which approximates market value.

     B. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--Certain Funds may engage in forward foreign currency contracts. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss.

     When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Forward foreign currency contracts have been used solely to establish a rate of exchange for settlement of transactions. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     C. FOREIGN CURRENCY--Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates on investments have been included in the unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses resulting from movement in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amount actually received and the portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date.

     D. REPURCHASE AGREEMENTS--Each Fund may engage in repurchase agreement transactions individually or jointly through a joint repurchase account with other series of the Trusts pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, a Fund writes a financial contract with a counterparty and takes possession of a government debt obligation as collateral. A Fund also agrees with the counterparty to allow the counterparty to repurchase the financial contract at a specified date and price, thereby

                    ------------------ 79 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------
             NOTES TO FINANCIAL STATEMENTS--(UNAUDITED) (CONTINUED)

determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event a Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while a Fund seeks to assert its rights. A Fund's investment manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks. A Fund may also participate on an individual or joint basis in tri-party repurchase agreements which involves a counterparty and a custodian bank.

     E. DOLLAR ROLL TRANSACTIONS--The Asset Allocation Fund and the Short Government Bond Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed upon price at a future date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by the different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. A Fund will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may or may not generate income for the Fund exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

     F. SHORT SALES/FORWARD COMMITMENTS--Certain Funds may seek to hedge investments through forward commitments to sell high grade liquid debt securities. In some cases, a Fund may enter into forward commitments to sell securities the Fund does not yet own (but has the right to acquire). Such forward commitments effectively constitute a form of short sale and have been limited to date to the Montgomery Short Government Bond Fund and to securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") in connection with certain FHLMC conversion programs. To complete such a transaction, a Fund must obtain a security that is convertible into the security it has made a commitment to deliver. Forward commitments involve transaction costs and entail risk to the extent interest rates move in a direction different from that anticipated. There is a risk that the market price will increase for the security it must purchase. Whenever a Fund engages in this type of transaction, it maintains other high quality liquid debt securities equal in value to the forward commitment in a segregated account with its custodian.

     G. REVERSE REPURCHASE AGREEMENTS--The Montgomery Growth Fund, the Montgomery Micro Cap Fund, the Montgomery Small Cap Fund, the Montgomery Equity Income Fund, the Montgomery Select 50 Fund, the Montgomery Asset Allocation Fund, the Montgomery International Growth Fund, the Montgomery International Small Cap Fund, the Montgomery Global Opportunities Fund, the Montgomery Government Reserve Fund, the Montgomery California Tax-Free Intermediate Bond Fund and the Montgomery California Tax-Free Money Fund may enter into reverse repurchase agreement transactions with member banks on the Federal Reserve Bank of New York's list of reporting dealers for leverage purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by a Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities. Each Fund will establish a segregated account with its custodian in which a Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

     H. REVERSE DOLLAR ROLL TRANSACTIONS--The Montgomery Asset Allocation Fund and the Montgomery Short Government Bond Fund may enter into reverse dollar roll transactions. When a Fund engages in a reverse dollar roll, it purchases a security from a financial institution and concurrently agrees to resell a similar security to that institution at a later date at an agreed-upon price. Under the 1940 Act, reverse dollar roll

                    ------------------ 80 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------
             NOTES TO FINANCIAL STATEMENTS--(UNAUDITED) (CONTINUED)

transactions are considered to be loans by a Fund and must be fully collateralized. If the seller defaults on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.

     I. FUTURES CONTRACTS--Upon entering into a futures contract, a Fund (the Montgomery Government Reserve Fund and Montgomery California Tax-Free Money Fund do not enter into futures contracts) is required to deposit with the custodian on behalf of the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

     There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

     J. DIVIDENDS AND DISTRIBUTIONS--Dividends, if any, from net investment income of the Montgomery Growth Fund, the Montgomery Micro Cap Fund, the Montgomery Small Cap Fund, the Montgomery Select 50 Fund, the Montgomery Asset Allocation Fund, the Montgomery Global Opportunities Fund, the Montgomery Global Communications Fund, the Montgomery International Growth Fund, the Montgomery International Small Cap Fund and the Montgomery Emerging Markets Fund are declared and paid at least annually. Dividends from net investment income of the Montgomery Short Government Bond Fund, the Montgomery Government Reserve Fund, the Montgomery California Tax-Free Intermediate Bond Fund and the Montgomery California Tax-Free Money Fund are declared daily and paid monthly. Dividends from net investment income of the Montgomery Equity Income Fund are declared and paid quarterly.

     Distributions of any short-term capital gains earned by a Fund are distributed no less frequently than annually. Additional distributions of net investment income and capital gains for each Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

     K. SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are recorded on a trade-date basis. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Dividend income on foreign securities is recognized as soon as a Fund is informed of the ex-dividend date. Interest income, including, where applicable, amortization of discount on short-term investments, is recognized on the accrual basis. Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. The Funds instruct their custodian to segregate assets in a separate account with a current value at least equal to the amount of its when issued purchase commitments.

     The Montgomery Small Cap Fund has invested in pay-in-kind ("PIK") bonds. PIK bonds pay interest through the issuance of additional bonds. PIK bonds are recorded at fair market value on the date of payment and carry a risk in that unlike bonds which pay interest in cash throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

     L. FEDERAL INCOME TAXES--Each Fund has qualified and it is the intention of each Fund to continue to qualify and elect treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income to shareholders sufficient to relieve each Fund from all or substantially all federal income taxes.

                    ------------------ 81 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------
             NOTES TO FINANCIAL STATEMENTS--(UNAUDITED) (CONTINUED)

     M. ORGANIZATION COSTS--Expenses incurred in connection with the organization of each Fund, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations, are being amortized on a straight-line basis over a period of five years from the following dates:

      Growth Fund..........................................................................   September 30, 1993
      Micro Cap Fund.......................................................................   December 30, 1994
      Equity Income Fund...................................................................   September 30, 1994
      Select 50 Fund.......................................................................   September 30, 1995
      Asset Allocation Fund................................................................   March 31, 1994
      Global Opportunities Fund............................................................   September 30, 1993
      Global Communications Fund...........................................................   August 1, 1993
      International Growth Fund............................................................   July 3, 1995
      International Small Cap Fund.........................................................   September 30, 1993
      Emerging Markets Fund................................................................   March 1, 1992
      Short Government Bond Fund...........................................................   December 18, 1992
      Government Reserve Fund..............................................................   September 14, 1992
      California Tax-Free Intermediate Bond Fund...........................................   July 1, 1993
      California Tax-Free Money Fund.......................................................   September 30, 1994

     All such costs for the Montgomery Small Cap Fund have been fully amortized.

     N. CASH--Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities for the Montgomery Asset Allocation Fund and the Montgomery Short Government Bond Fund. The Fund issues and redeems its shares, invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities. Amounts reported as Due to Custodian on the Statement of Assets and Liabilities reflect cash and foreign currency overdrafts.

     O. EXPENSES--Most expenses of a Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed are apportioned between the Funds in a Trust.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH
   AFFILIATES AND OTHER CONTRACTUAL COMMITMENTS:

     a. Montgomery Asset Management, L.P. is the Funds' Manager (the "Manager"). The Manager, a California limited partnership, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The general partner of the Manager is Montgomery Asset Management, Inc. The sole limited partner of the Manager is Montgomery Securities, the Funds' principal underwriter and distributor. Under the Advisers Act, both Montgomery Asset Management, Inc. and Montgomery Securities may be deemed controlling persons of the Manager. Although the operations and management of the Manager are independent from those of Montgomery Securities, it is expected that the Manager may draw upon the research and administrative resources of Montgomery Securities at its discretion in a manner consistent with applicable regulations.

     Pursuant to investment management agreements ("Investment Management Agreements"), the Manager provides each Fund with advice on buying and selling securities, manages the investments of each Fund including the placement of orders for portfolio transactions, furnishes each Fund with office space and certain administrative services, and provides the personnel needed by the Trusts with respect to the Manager's responsibilities under such agreement. The Manager has agreed to reduce some or all of its management fee or absorb fund expenses if necessary to keep each Fund's annual operating expenses, exclusive of interest and taxes, at or below the maximum allowed by applicable state expense limitations or the following percentages of each Fund's average net assets, whichever is lower: 1.50% for the Montgomery Growth Fund; 1.75% for the Montgomery Micro Cap Fund; 1.40% for the Montgomery Small Cap Fund; 0.85% for the Montgomery Equity Income Fund; 1.80% for the

                    ------------------ 82 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------
             NOTES TO FINANCIAL STATEMENTS--(UNAUDITED) (CONTINUED)

Montgomery Select 50 Fund; 1.30% for the Montgomery Asset Allocation Fund; 1.90% for the Montgomery Global Opportunities Fund, the Montgomery Global Communications Fund; 1.65% for the Montgomery International Growth Fund, the Montgomery International Small Cap Fund; and 1.80% for the Montgomery Emerging Markets Fund, 0.60% for the Montgomery Government Reserve Fund and the Montgomery California Tax-Free Money Fund; and 0.70% for the Montgomery Short Government Bond Fund and the Montgomery California Tax-Free Intermediate Bond Fund. Any reductions or absorptions made to a Fund by the Manager are subject to recovery within the following two years (three years for the Montgomery Asset Allocation Fund) provided a Fund is able to affect such reimbursement and remain in compliance with applicable expense limitations. The Manager may terminate these reductions or absorptions at any time.

     Montgomery Asset Management, L.P. serves as the Funds' administrator (the "Administrator"). The Administrator performs services with regard to various aspects of each Fund's administrative operations.

     As compensation, each Fund has accrued a monthly management and administration fee (accrued daily) based upon the average daily net assets of each Fund at the following effective annual rates:

                                                                                       MANAGEMENT   ADMINISTRATION
      NAME OF FUND                                                                        FEE            FEE
      ------------                                                                     ----------   --------------
      Growth Fund....................................................................      0.95%          0.07%
      Micro Cap Fund.................................................................      1.50           0.07
      Small Cap Fund.................................................................      1.00           0.07
      Equity Income Fund.............................................................      0.60           0.07
      Select 50 Fund.................................................................      1.25           0.07
      Asset Allocation Fund..........................................................      1.07           0.07
      Global Opportunities Fund......................................................      2.16           0.07
      Global Communications Fund.....................................................      1.59           0.07
      International Growth Fund......................................................      1.09           0.07
      International Small Cap Fund...................................................      2.22           0.07
      Emerging Markets Fund..........................................................      1.06           0.06
      Short Government Bond Fund.....................................................      0.50           0.05
      Government Reserve Fund........................................................      0.69           0.05
      California Tax-Free Intermediate Bond Fund.....................................      0.50           0.05
      California Tax-Free Money Fund.................................................      0.71           0.05

     The Manager recouped previously deferred fees and/or absorbed expenses during the six months ended December 31, 1995. These amounts have been included with current year management fees in the Statement of Operations and are part of the effective rates shown above. The amounts recouped during the six months ended December 31, 1995 were $158,785, $124,429, $76,825, $387,886, $151,912,
$474,297, and $193,349, for the Montgomery Micro Cap Fund, the Montgomery Asset Allocation Fund, the Montgomery Global Opportunities Fund, the Montgomery Global Communications Fund, the Montgomery International Small Cap Fund, the Montgomery Government Reserve Fund and the Montgomery California Tax-Free Money Fund, respectively.

     For the six months ended December 31, 1995, the Manager deferred fees and/or absorbed expenses as follows:

                                                                                                FEES     EXPENSES
                                                                                              DEFERRED   ABSORBED
                                                                                              --------   --------
      Micro Cap Fund........................................................................  $161,045        --
      Equity Income Fund....................................................................    31,686   $ 9,877
      Select 50 Fund........................................................................    21,229        --
      Asset Allocation Fund.................................................................   155,009        --
      Global Opportunities Fund.............................................................   104,347        --
      Global Communications Fund............................................................   287,671        --
      International Growth Fund.............................................................    25,891    14,691
      International Small Cap Fund..........................................................   193,793        --
      Short Government Bond Fund............................................................    44,965    29,179
      Government Reserve Fund...............................................................   469,848        --
      California Tax-Free Intermediate Bond Fund............................................    18,189    19,129
      California Tax-Free Money Fund........................................................   171,403        --

                    ------------------ 83 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------
             NOTES TO FINANCIAL STATEMENTS--(UNAUDITED) (CONTINUED)

     As of December 31, 1995, the deferred management fees and absorbed expenses subject to recoupment are $161,045, $91,216, $21,229, $155,009, $172,205,
$287,671, $40,582, $225,894, $488,199, $469,848, $250,599 and $176,981 for the
Montgomery Micro Cap Fund, the Montgomery Equity Income Fund, the Montgomery Select 50 Fund, the Montgomery Asset Allocation Fund, the Montgomery Global Opportunities Fund, the Montgomery Global Communications Fund, the Montgomery International Growth Fund, the Montgomery International Small Cap Fund, the Montgomery Short Government Bond Fund, the Montgomery Government Reserve Fund, the Montgomery California Tax-Free Intermediate Bond Fund and the Montgomery California Tax-Free Money Fund, respectively.

     b. Certain officers and Trustees of the Trusts are, with respect to the Trusts' Manager and/or principal underwriter, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an "affiliated person" will receive an annual retainer and quarterly meeting fee totaling $30,000 per annum, as well as reimbursement for expenses, for service as a Trustee of all three Trusts advised by the Manager ($25,000 of which will be allocated to the Montgomery Funds).

     c. For the six months ended December 31, 1995, the Funds' securities transactions generated commissions of $8,393,584 of which $108,736 was paid to Montgomery Securities.

     d. The Class R Shares of the Funds have no sales load and do not pay distribution (Rule 12b-1) fees to their distributor. Therefore, Montgomery Securities has received no direct compensation for serving as the Funds' principal underwriter and distributor.

     e. At December 31, 1995, Montgomery Global Communications Fund owned 90,000 shares of Montgomery Emerging Communications Fund which has the same investment manager as the Trust. For the six months ended December 31, 1995, the Montgomery Global Communications Fund received no dividend income from the Montgomery Emerging Communications Fund.

     f. Certain Funds are parties to agreements with financial intermediaries and recordkeepers related to the Funds' participation in various purchase, marketplace and retirement programs. The Funds that participate in the programs make payments to the financial intermediaries and recordkeepers for certain services provided to shareholders who own shares of the Funds through such programs. These fees are paid for shareholder servicing and recordkeeping and are reflected in the Funds' financial statement as "servicing fees." The Manager may make additional payments to Schwab in connection with the Funds' participation in these programs. The following Funds participate in one or more of these programs: Montgomery Growth Fund; Montgomery Micro Cap Fund; Montgomery Small Cap Fund; Montgomery Equity Income Fund; Montgomery Select 50 Fund; Montgomery Asset Allocation Fund; Montgomery Global Opportunities Fund; Montgomery Global Communications Fund; Montgomery International Growth Fund, Montgomery International Small Cap Fund; Montgomery Emerging Markets Fund; Montgomery Short Government Bond Fund and Montgomery California Tax-Free Intermediate Bond Fund.

3. SECURITIES TRANSACTIONS:

     a. The aggregate amount of purchases and sales of long-term securities, excluding long-term U.S. Government securities, during the six months ended December 31, 1995 were:

                                                                                       PURCHASES        SALES
                                                                                      ------------   ------------
      Growth Fund...................................................................  $404,910,798   $506,429,323
      Micro Cap Fund................................................................   162,775,045     76,089,268
      Small Cap Fund................................................................    90,660,626     91,198,089
      Equity Income Fund............................................................    11,736,030      1,933,723
      Select 50 Fund................................................................    23,308,310      4,454,369
      Asset Allocation Fund.........................................................    82,697,711     35,224,894
      Global Opportunities Fund.....................................................    15,256,604     14,320,559
      Global Communications Fund....................................................   109,209,534    121,867,574
      International Growth Fund.....................................................    10,412,835      3,833,916
      International Small Cap Fund..................................................    28,401,547     29,704,288
      Emerging Markets Fund.........................................................   494,733,711    582,104,856
      Short Government Bond Fund....................................................     1,117,733        235,437
      California Tax-Free Intermediate Bond Fund....................................     6,055,513      1,983,294

                    ------------------ 84 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------
             NOTES TO FINANCIAL STATEMENTS--(UNAUDITED) (CONTINUED)

     The aggregate amount of purchases and sales of long-term U.S. Government securities, during the six months ended December 31, 1995, were:

                                                                                        PURCHASES       SALES
                                                                                       -----------   ------------
      Growth Fund....................................................................           --   $136,000,000
      Asset Allocation Fund..........................................................  $63,016,980     60,447,033
      Global Opportunities Fund......................................................       17,317         17,317
      International Small Cap Fund...................................................      264,466        259,762
      Short Government Bond Fund.....................................................   29,504,546     30,114,953

     b. At December 31, 1995, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                                                                        TAX BASIS      TAX BASIS
                                                                                        UNREALIZED     UNREALIZED
                                                                                       APPRECIATION   DEPRECIATION
                                                                                       ------------   ------------
      Growth Fund....................................................................  $129,406,370   $ 21,180,063
      Micro Cap Fund.................................................................    42,613,197      5,492,930
      Small Cap Fund.................................................................    70,608,835      7,717,325
      Equity Income Fund.............................................................     1,785,308             --
      Select 50 Fund.................................................................     1,556,212        190,333
      Asset Allocation Fund..........................................................    12,713,766      1,938,816
      Global Opportunities Fund......................................................     2,374,329        289,681
      Global Communications Fund.....................................................    41,011,980      9,575,118
      International Growth Fund......................................................       761,725        151,714
      International Small Cap Fund...................................................     3,793,629        864,207
      Emerging Markets Fund..........................................................    56,255,248     83,972,088
      Short Government Bond Fund.....................................................       269,352          1,802
      California Tax-Free Intermediate Bond Fund.....................................       280,315            207

     c. Information regarding transactions under dollar roll transactions is as follows:

                                                                                                                   AVERAGE
                                                           MAXIMUM                     AVERAGE       AVERAGE        DEBT
                                                           AMOUNT        AMOUNT        AMOUNT        SHARES       PER SHARE
                                                         OUTSTANDING   OUTSTANDING   OUTSTANDING   OUTSTANDING   OUTSTANDING
                                                           DURING         AS OF        DURING        DURING        DURING
NAME OF FUND                                               PERIOD       12/31/95       PERIOD        PERIOD        PERIOD
------------                                             -----------   -----------   -----------   -----------   -----------
Asset Allocation Fund..................................  $5,041,875    $9,190,625    $3,841,820     5,266,071       $0.73
Short Government Bond Fund.............................   2,062,188     2,062,188     1,536,958     1,796,507        0.86

     The average amount outstanding during the period was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the six months ended December 31, 1995.

     Interest income earned for the six months ended December 31, 1995 by the Montgomery Asset Allocation Fund and the Montgomery Short Government Bond Fund under dollar roll transactions aggregated $38,914 and $6,055, respectively.

                    ------------------ 85 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------
             NOTES TO FINANCIAL STATEMENTS--(UNAUDITED) (CONTINUED)

     Information regarding borrowing under reverse repurchase agreements is as follows:

  PRINCIPAL
    AMOUNT                                                                                                     VALUE
  ----------                                                                                                 ----------
                Reverse Repurchase Agreements outstanding at December 31, 1995:
                ASSET ALLOCATION FUND
  $3,048,750    Reverse Repurchase Agreement with Barclays Bank, dated 12/29/95 bearing 5.400% to be repurchased at $3,050,579 on 01/02/96, collateralized by $3,000,000 U.S. Treasury Notes,
                  5.875% due 11/15/05......................................................................  $3,048,750
                SHORT GOVERNMENT BOND FUND
   5,000,000    Reverse Repurchase Agreement with Barclays Bank, dated 12/29/95 bearing 5.900% to be repurchased at $5,003,278 on 01/02/96, collateralized by $20,598,000 U.S. Treasury Bond,
                  5.500% due 11/15/98......................................................................   5,000,000

                                                                                                                    AVERAGE
                                                                       MAXIMUM        AVERAGE        AVERAGE         DEBT
                                                                       AMOUNT         AMOUNT         SHARES        PER SHARE
                                                                     OUTSTANDING    OUTSTANDING    OUTSTANDING    OUTSTANDING
                                                                       DURING         DURING         DURING         DURING
NAME OF FUND                                                           PERIOD         PERIOD         PERIOD         PERIOD
------------                                                         -----------    -----------    -----------    -----------
Asset Allocation Fund..............................................  $8,130,000     $1,753,404      5,266,071        $0.33
Short Government Bond Fund.........................................   5,985,000      2,854,321      1,796,507         1.59

     The average interest rate approximated 4.775% and 4.61% for the Montgomery Asset Allocation Fund and the Montgomery Short Government Bond Fund respectively, during the period. The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the six months ended December 31, 1995.

     Interest expense for the six months ended December 31, 1995 on borrowings by the Montgomery Asset Allocation Fund and the Montgomery Short Government Bond Fund under reverse repurchase agreements aggregated $49,027 and $84,493, respectively.

     d. The Montgomery Global Opportunities Fund, the Montgomery Global Communications Fund, the Montgomery International Growth Fund, the Montgomery International Small Cap Fund, Montgomery Select 50 Fund, and the Montgomery Emerging Markets Fund regularly trade in forward foreign currency exchange contracts with off balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks.

                    ------------------ 86 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------
             NOTES TO FINANCIAL STATEMENTS--(UNAUDITED) (CONTINUED)

     The schedule of forward foreign currency exchange contracts at December 31, 1995 was as follows:

                                                                                                CONTRACT
                                                                                                 VALUE        VALUE
                                                                                                  DATE       (NOTE 1)
                                                                                                --------    ----------
SELECT 50 FUND:
Forward Foreign Currency Exchange Contracts to Buy:
59,160 Great Britian Pound...................................................................   01/02/96    $   91,874
849,647 Hong Kong Dollar.....................................................................   01/02/96       109,880
98,685,570 Italian Lira......................................................................   01/03/96        62,210
106,497 German Deutschemark..................................................................   01/03/96        74,265
15,037,630 Japanese Yen......................................................................   01/04/96       145,690
                                                                                                              --------
    TOTAL FORWARD FOREIGN CURRENCY EXCHANGE
    CONTRACTS TO BUY:
    (Contract cost $484,812).................................................................               $  483,919
                                                                                                              ========
GLOBAL OPPORTUNITIES FUND:
Forward Foreign Currency Exchange Contracts to Sell:
119,378 Singapore Dollars....................................................................   01/03/96    $   84,404
6,830,660 Japanese Yen.......................................................................   01/04/96        66,178
131,171 Singapore Dollars....................................................................   01/04/96        92,747
                                                                                                              --------
    TOTAL FORWARD FOREIGN CURRENCY EXCHANGE
    CONTRACTS TO SELL:
    (Contract cost $243,779).................................................................               $  243,329
                                                                                                              ========
GLOBAL COMMUNICATIONS FUND:
Forward Foreign Currency Exchange Contracts to Buy:
38,262,240 Japanese Yen......................................................................   01/04/96    $  370,697
19,517,276 Japanese Yen......................................................................   01/05/96       189,114
                                                                                                              --------
    TOTAL FORWARD FOREIGN CURRENCY EXCHANGE
    CONTRACTS TO BUY:
    (Contract cost $563,419).................................................................               $  559,811
                                                                                                              ========
Forward Foreign Currency Exchange Contracts to Sell:
(Contract cost $441,977)
  45,258,400 Japanese Yen....................................................................   01/04/96    $  438,479
                                                                                                              ========
INTERNATIONAL GROWTH FUND:
Forward Foreign Currency Exchange Contracts to Buy:
(Contract cost $55,666)
  64,378 Swiss Francs........................................................................   01/03/96    $   55,844
                                                                                                              ========
Forward Foreign Currency Exchange Contracts to Sell:
(Contract cost $84,397)
  119,338 Singapore Dollars..................................................................   01/03/96    $   84,376
                                                                                                              ========

                    ------------------ 87 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------
             NOTES TO FINANCIAL STATEMENTS--(UNAUDITED) (CONTINUED)

                                                                                                CONTRACT
                                                                                                 VALUE        VALUE
                                                                                                  DATE       (NOTE 1)
                                                                                                --------     --------
INTERNATIONAL SMALL CAP FUND:
Forward Foreign Exchange Contracts to Buy:
83,691 Swiss Francs..........................................................................   01/03/96    $   72,596
35,603,387 Japanese Yen......................................................................   01/05/96       344,982
                                                                                                              --------
    TOTAL FORWARD FOREIGN EXCHANGE
    CONTRACTS TO BUY:
    (Contract cost $418,534).................................................................               $  417,578
                                                                                                              ========
Forward Foreign Exchange Contracts to Sell:
305,132 Singapore Dollars....................................................................   01/03/96    $  215,739
465,793 Singapore Dollars....................................................................   01/04/96       329,349
                                                                                                              --------
    TOTAL FORWARD FOREIGN EXCHANGE
    CONTRACTS TO SELL:
    (Contract cost $544,790).................................................................               $  545,088
                                                                                                              ========
EMERGING MARKETS FUND:
Forward Foreign Exchange Contracts to Buy:
57,965 Brazilian Real........................................................................   01/02/96    $   59,637
1,802,458 Hong Kong Dollars..................................................................   01/02/96       233,102
5,958,184 Malaysian Ringitt..................................................................   01/02/96     2,345,972
915,091 South African Rand...................................................................   01/02/96       251,019
606,660 Brazilian Real.......................................................................   01/03/96       624,168
                                                                                                              --------
    TOTAL FORWARD FOREIGN EXCHANGE
    CONTRACTS TO BUY:
    (Contract cost $3,519,998)...............................................................               $3,513,898
                                                                                                              ========
Forward Foreign Exchange Contracts to Sell:
7,841,739 Sri Lankan Rupee...................................................................   01/02/96    $  145,083
7,682,589 Portugese Escudo...................................................................   01/04/96        51,417
7,196,768 Sri Lankan Rupee...................................................................   01/04/96       133,150
23,484,158 Sri Lankan Rupee..................................................................   01/08/96       434,490
                                                                                                              --------
    TOTAL FORWARD FOREIGN EXCHANGE
    CONTRACTS TO SELL:
    (Contract cost $756,079).................................................................               $  764,140
                                                                                                              ========

     g. Under an unsecured Revolving Credit Agreement with Credit Lyonnais San Francisco Branch and Cayman Islands Branch, each of the Funds of The Montgomery Funds and The Montgomery Funds II may, for one year starting October 1, 1994, borrow (consistent with applicable law and its investment policies) amounts over $1,000,000 but not more than 10% of its net asset value, provided that the aggregate principal amount of outstanding loans under the agreement to all Funds does not exceed $25,000,000. For the six months ended December 31, 1995 the Funds, except for Montgomery Emerging Markets Fund, did not borrow under the Revolving Credit Agreement.

     Information regarding borrowings by the Montgomery Emerging Markets Fund for the six months ended December 31, 1995 was as follows:

                                                                  AVERAGE
                  MAXIMUM         AVERAGE         AVERAGE          DEBT
                  AMOUNT          AMOUNT          SHARES         PER SHARE
                OUTSTANDING     OUTSTANDING     OUTSTANDING     OUTSTANDING
                  DURING          DURING          DURING          DURING
                  PERIOD          PERIOD          PERIOD          PERIOD
                -----------     -----------     -----------     -----------
                $20,000,000      $298,913       74,343,684        $0.00#

------------

# Amount equals less than $0.01.

                    ------------------ 88 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------
             NOTES TO FINANCIAL STATEMENTS--(UNAUDITED) (CONTINUED)

     The interest expense for the six months ended December 31, 1995 for the Montgomery Emerging Markets Fund was $18,885. The average interest rate approximated 8.75% during the period.

4. TRANSACTIONS IN SHARES WITH A BENEFICIAL INTEREST:

     The Trusts have authorized an unlimited number of shares of beneficial interest divided into 2 classes (Class P and Class R) which have a par value of $0.01. Because the Montgomery Government Reserve Fund and the Montgomery California Tax-Free Money Fund are money market funds and money market funds sell shares, issue shares for reinvestment of dividends and redeem shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions are the same as the dollar amounts shown for such transactions. Transactions in shares of beneficial interest for the years and periods indicated below were:

                                                            SIX MONTHS ENDED                     YEAR ENDED
                                                            DECEMBER 31, 1995                   JUNE 30, 1995
                                                      -----------------------------     -----------------------------
                                                        SHARES           AMOUNT           SHARES           AMOUNT
                                                      -----------     -------------     -----------     -------------
GROWTH FUND:
Shares Sold.........................................    7,313,774     $ 146,146,752      55,250,712     $ 934,030,969
Issued as Reinvestment of Dividends.................    3,637,815        68,572,799         231,401         3,882,010
Shares Redeemed.....................................  (12,043,754)     (239,833,509)    (19,392,480)     (334,612,593)
                                                      -----------     -------------     -----------     -------------
Net Increase/(Decrease).............................   (1,092,165)    $ (25,113,958)     36,089,633     $ 603,300,386
                                                      ===========     =============     ===========     =============

                                                             SIX MONTHS ENDED                    PERIOD ENDED
                                                             DECEMBER 31, 1995                  JUNE 30, 1995*
                                                       -----------------------------     ----------------------------
                                                         SHARES           AMOUNT           SHARES          AMOUNT
                                                       -----------     -------------     ----------     -------------
MICRO CAP FUND:
Shares Sold..........................................    7,795,387     $ 113,449,899     12,671,633     $ 157,656,419
Issued as Reinvestment of Dividends..................      178,773         2,611,887             --                --
Shares Redeemed......................................   (1,964,098)      (28,820,848)      (821,311)      (10,436,637)
                                                       -----------     -------------     -----------    -------------
Net Increase.........................................    6,010,062     $  87,240,938     11,850,322     $ 147,219,782
                                                       ===========     =============     ===========    =============

                                                             SIX MONTHS ENDED                     YEAR ENDED
                                                             DECEMBER 31, 1995                  JUNE 30, 1995
                                                       -----------------------------     ----------------------------
                                                         SHARES           AMOUNT           SHARES          AMOUNT
                                                       -----------     -------------     ----------     -------------
SMALL CAP FUND:
Shares Sold..........................................    1,082,766     $  20,170,488      1,496,300     $  23,945,432
Issued as Reinvestment of Dividends..................    1,145,414        19,277,326        773,942        11,895,470
Shares Redeemed......................................   (1,116,471)      (20,539,335)    (4,243,870)      (67,378,038)
                                                       -----------     -------------     -----------    -------------
Net Increase/(Decrease)..............................    1,111,709     $  18,908,479     (1,973,628)    $ (31,537,136)
                                                       ===========     =============     ===========    =============

                                                             SIX MONTHS ENDED                    PERIOD ENDED
                                                             DECEMBER 31, 1995                  JUNE 30, 1995*
                                                       -----------------------------     ----------------------------
                                                         SHARES           AMOUNT           SHARES          AMOUNT
                                                       -----------     -------------     ----------     -------------
EQUITY INCOME FUND:
Shares Sold..........................................    1,100,614     $  16,064,763        753,880     $   9,630,958
Issued as Reinvestment of Dividends..................       24,391           363,054          2,677            33,435
Shares Redeemed......................................     (329,291)       (4,749,543)      (279,632)       (3,640,764)
                                                       -----------     -------------     -----------    -------------
Net Increase.........................................      795,714     $  11,678,274        476,925     $   6,023,629
                                                       ===========     =============     ===========    =============

                    ------------------ 89 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------
             NOTES TO FINANCIAL STATEMENTS--(UNAUDITED) (CONTINUED)

                                                               PERIOD ENDED
                                                            DECEMBER 31, 1995*
                                                       -----------------------------
                                                         SHARES           AMOUNT
                                                       -----------     -------------
SELECT 50 FUND:
Shares Sold..........................................    2,048,265     $  26,302,824
Issued as Reinvestment of Dividends..................        4,733            61,763
Shares Redeemed......................................     (163,158)       (2,091,534)
                                                       -----------     -------------
Net Increase.........................................    1,889,840     $  24,273,053
                                                       ===========     =============

                                                             SIX MONTHS ENDED                     YEAR ENDED
                                                             DECEMBER 31, 1995                  JUNE 30, 1995
                                                       -----------------------------     ----------------------------
                                                         SHARES           AMOUNT           SHARES          AMOUNT
                                                       -----------     -------------     ----------     -------------
ASSET ALLOCATION FUND:
Shares Sold..........................................    4,257,320     $  73,518,719      4,354,998     $  65,485,176
Issued as Reinvestment of Dividends..................      274,649         4,696,501          6,393            90,647
Shares Redeemed......................................   (1,425,525)      (24,542,765)      (799,234)      (11,886,493)
                                                       -----------     -------------     -----------    -------------
Net Increase.........................................    3,106,444     $  53,672,455      3,562,157     $  53,689,330
                                                       ===========     =============     ===========    =============

                                                             SIX MONTHS ENDED                     YEAR ENDED
                                                             DECEMBER 31, 1995                  JUNE 30, 1995
                                                       -----------------------------     ----------------------------
                                                         SHARES           AMOUNT           SHARES          AMOUNT
                                                       -----------     -------------     ----------     -------------
GLOBAL OPPORTUNITIES FUND:
Shares Sold..........................................      685,352     $   9,504,659        642,384     $   8,407,571
Issued as Reinvestment of Dividends..................        5,378            76,525         37,775           497,870
Shares Redeemed......................................     (572,711)       (7,934,870)      (615,561)       (7,951,014)
                                                       -----------     -------------     -----------    -------------
Net Increase.........................................      118,019     $   1,646,314         64,598     $     954,427
                                                       ===========     =============     ===========    =============

                                                             SIX MONTHS ENDED                    PERIOD ENDED
                                                             DECEMBER 31, 1995                  JUNE 30, 1995
                                                       -----------------------------     ----------------------------
                                                         SHARES           AMOUNT           SHARES          AMOUNT
                                                       -----------     -------------     ----------     -------------
GLOBAL COMMUNICATIONS FUND:
Shares Sold..........................................    3,002,278     $  49,431,053      4,810,419     $  70,362,748
Issued as Reinvestment of Dividends..................           --                --         32,523           487,504
Shares Redeemed......................................   (3,151,748)      (51,534,569)    (7,788,313)     (112,069,019)
                                                       -----------     -------------     -----------    -------------
Net Decrease.........................................     (149,470)    $  (2,103,516)    (2,945,371)    $ (41,218,767)
                                                       ===========     =============     ===========    =============

                                                               PERIOD ENDED
                                                            DECEMBER 31, 1995*
                                                       -----------------------------
                                                         SHARES           AMOUNT
                                                       -----------     -------------
INTERNATIONAL GROWTH FUND:
Shares Sold..........................................      787,227     $   9,771,716
Issued as Reinvestment of Dividends..................           --                --
Shares Redeemed......................................     (139,025)       (1,709,699)
                                                       -----------     -------------
Net Increase.........................................      648,202     $   8,062,017
                                                       ===========     =============

                                                             SIX MONTHS ENDED                     YEAR ENDED
                                                             DECEMBER 31, 1995                  JUNE 30, 1995
                                                       -----------------------------     ----------------------------
                                                         SHARES           AMOUNT           SHARES          AMOUNT
                                                       -----------     -------------     ----------     -------------
INTERNATIONAL SMALL CAP FUND:
Shares Sold..........................................    1,395,764     $  17,727,637      2,251,600     $  26,655,775
Issued as Reinvestment of Dividends..................        4,289            54,639            360             4,392
Shares Redeemed......................................   (1,191,448)      (15,031,425)    (2,700,718)      (32,195,917)
                                                       -----------     -------------     -----------    -------------
Net Increase/(Decrease)..............................      208,605     $   2,750,851       (448,758)    $  (5,535,750)
                                                       ===========     =============     ===========    =============

                    ------------------ 90 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------
             NOTES TO FINANCIAL STATEMENTS--(UNAUDITED) (CONTINUED)

                                                            SIX MONTHS ENDED                     YEAR ENDED
                                                            DECEMBER 31, 1995                   JUNE 30, 1995
                                                      -----------------------------     -----------------------------
                                                        SHARES           AMOUNT           SHARES           AMOUNT
                                                      -----------     -------------     -----------     -------------
EMERGING MARKETS FUND:
Shares Sold.........................................   21,485,984     $ 276,547,072      54,598,981     $ 765,638,358
Issued as Reinvestment of Dividends.................           --                --       3,026,103        44,907,086
Shares Redeemed.....................................  (28,523,492)     (360,005,959)    (29,715,496)     (409,912,772)
                                                      -----------     -------------     -----------     -------------
Net Increase/(Decrease).............................   (7,037,508)    $ (83,458,887)     27,909,588     $ 400,632,672
                                                      ===========     =============     ===========     =============

                                                            SIX MONTHS ENDED                     YEAR ENDED
                                                            DECEMBER 31, 1995                   JUNE 30, 1995
                                                      -----------------------------     -----------------------------
                                                        SHARES           AMOUNT           SHARES           AMOUNT
                                                      -----------     -------------     -----------     -------------
SHORT GOVERNMENT BOND
Fund:
Shares Sold.........................................      814,303     $   8,117,617       1,495,452     $  14,635,908
Issued as Reinvestment of Dividends.................       42,024           418,910         119,259         1,164,807
Shares Redeemed.....................................     (796,386)       (7,950,929)     (2,134,721)      (20,839,734)
                                                      -----------     -------------     -----------     -------------
Net Increase/(Decrease).............................       59,941     $     585,598        (520,010)    $  (5,039,019)
                                                      ===========     =============     ===========     =============

                                                       SIX MONTHS ENDED         YEAR ENDED
                                                       DECEMBER 31, 1995       JUNE 30, 1995
                                                       -----------------     -----------------
                                                       SHARES AND AMOUNT     SHARES AND AMOUNT
                                                       -----------------     -----------------
GOVERNMENT RESERVE FUND:
Shares Sold..........................................   $ 1,140,450,148       $ 1,548,087,417
Issued as Reinvestment of Dividends..................         6,498,647            11,696,059
Shares Redeemed......................................    (1,104,843,763)       (1,511,942,982)
                                                        ---------------       ---------------
Net Increase.........................................   $    42,105,032       $    47,840,494
                                                        ===============       ===============

                                                            SIX MONTHS ENDED                     YEAR ENDED
                                                            DECEMBER 31, 1995                   JUNE 30, 1995
                                                      -----------------------------     -----------------------------
                                                        SHARES           AMOUNT           SHARES           AMOUNT
                                                      -----------     -------------     -----------     -------------
CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND:
Shares Sold.........................................      489,151     $   5,995,070         303,088     $   3,581,420
Issued as Reinvestment of Dividends.................        8,120            99,412          26,720           315,799
Shares Redeemed.....................................     (153,749)       (1,879,307)       (881,940)      (10,408,882)
                                                      -----------     -------------     -----------     -------------
Net Increase/(Decrease).............................      343,522     $   4,215,175        (552,132)    $  (6,511,663)
                                                      ===========     =============     ===========     =============

                                                       SIX MONTHS ENDED        PERIOD ENDED
                                                       DECEMBER 31, 1995      JUNE 30, 1995*
                                                       -----------------     -----------------
                                                       SHARES AND AMOUNT     SHARES AND AMOUNT
                                                       -----------------     -----------------
CALIFORNIA TAX-FREE MONEY FUND:
Shares Sold..........................................   $   257,878,958        $ 286,800,141
Issued as Reinvestment of Dividends..................         1,041,528            1,284,285
Shares Redeemed......................................      (232,667,304)        (223,302,810)
                                                        ---------------        -------------
Net Increase.........................................   $    26,253,182        $  64,781,616
                                                        ===============        =============

------------

* The Montgomery Micro Cap Fund, the Montgomery Equity Income Fund, the Montgomery Select 50 Fund, the Montgomery International Growth Fund, and the Montgomery California Tax-Free Money Fund commenced operations on December 30, 1994, September 30, 1994, September 30, 1995, July 3, 1995, and September 30, 1994, respectively.

5. FOREIGN SECURITIES:

     Certain Funds may purchase securities on foreign security exchanges. Securities of foreign companies and foreign governments involve special risks and considerations not typically associated with investing in U.S.

                    ------------------ 91 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------
             NOTES TO FINANCIAL STATEMENTS--(UNAUDITED) (CONTINUED)

companies and the U.S. government. These risks include revaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. The Montgomery Emerging Markets Fund invests at least 65% of its total assets in the equity securities of companies in emerging market countries.

6. PORTFOLIO CONCENTRATION:

     The Montgomery Global Communications Fund concentrates its investments in the global communications industry. Because of this concentration, the value of this Fund's shares may vary in response to factors affecting the global communications industry, and therefore may be more volatile than that of investment companies that do not similarly concentrate their investments. The global communications industry may be subject to greater changes in governmental policies and governmental regulation than many other industries, and regulatory approval requirements may materially affect the products and services of this industry.

     The Montgomery California Tax-Free Intermediate Bond Fund and the Montgomery California Tax-Free Money Fund concentrate in California municipal securities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences, including impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.

7. ILLIQUID AND SPECIAL SITUATION SECURITIES:

     Each Fund may not invest more than 15% (10% for Montgomery Government Reserve Fund) of its net assets in illiquid securities. The securities shown in the table below have been determined by the Manager to be illiquid because they are restricted or because there is an exceptionally low trading volume in the primary trading market for the security at December 31, 1995. These securities are valued at market price.

SELECT 50 FUND:

                                                                               12/31/95     MARKET
                                                      ACQUISITION               MARKET     VALUE PER              % OF TOTAL
SECURITY                                                 DATE       SHARES       VALUE       SHARE       COST     NET ASSETS
--------                                              -----------  ---------  -----------  ---------  ----------  ----------
Westmont Industries..................................   11/27/95     187,000  $   647,951   $  3.46   $  622,247     2.48%
                                                                                 ========                           =====

GLOBAL COMMUNICATIONS FUND:

                                                                               12/31/95     MARKET
                                                      ACQUISITION               MARKET     VALUE PER              % OF TOTAL
 SECURITY                                                DATE       SHARES       VALUE       SHARE       COST     NET ASSETS
---------                                             -----------  ---------  -----------  ---------  ----------  ----------
Argentine Cellular Communications Ltd. ..............   02/25/94      73,650  $   941,179   $ 12.78   $  761,153     0.43%
ASE..................................................   07/28/95     172,000      416,022      2.42      393,585     0.19
FGI Wireless.........................................   12/21/95     168,500    2,198,925     13.05    2,198,925     1.00
Global Telesystems Group, Inc. ......................   04/22/94     450,987    7,558,542     16.76    3,881,177     3.44
Grupo Mexicano de Video, ADS. .......................   09/03/93     105,000       52,500      0.50    1,865,000     0.02
Ionica...............................................   02/23/95       4,651    1,552,946    333.90    1,592,894     0.70
Russian Telecommunications Development Corporation...   12/22/93     200,000    1,732,000      8.66    2,000,000     0.79
Taiwan Semiconductor Company.........................   07/28/95     244,000      764,540      3.13      974,433     0.35
United Microelectronics Corporation..................   07/28/95         500        1,255      2.51        1,532    0.00#
                                                                              -----------                          ------
                                                                              $15,217,909                            6.92%
                                                                              ===========                          ======

------------

# Amount equals less than 0.01%.

                    ------------------ 92 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------
             NOTES TO FINANCIAL STATEMENTS--(UNAUDITED) (CONTINUED)

INTERNATIONAL SMALL CAP FUND:

                                                                              12/31/95     MARKET
                                                     ACQUISITION               MARKET     VALUE PER               % OF TOTAL
SECURITY                                                DATE       SHARES       VALUE       SHARE       COST      NET ASSETS
--------                                             -----------  ---------  -----------  ---------  -----------  ----------
Taiwan Semiconductor Company........................   07/20/95     255,000  $   799,007   $  3.13   $   959,135     2.30%
                                                                                ========                            =====

EMERGING MARKETS FUND:

                                                                              12/31/95     MARKET
                                                     ACQUISITION               MARKET     VALUE PER               % OF TOTAL
SECURITY                                                DATE       SHARES       VALUE       SHARE       COST      NET ASSETS
--------                                             -----------  ---------  -----------  ---------  -----------  ----------
ASE.................................................   07/10/95   3,353,644  $ 8,111,573   $  2.42   $ 7,939,295     0.95%
Cathay Life Insurance...............................   07/20/95   1,314,840    6,023,198      4.58     6,801,513     0.70
China Steel Corporation.............................   07/10/95   7,247,000    5,789,739      0.80     6,316,131     0.68
Efes Pilsen.........................................   07/12/95   4,602,600      311,480      0.07       344,989     0.04
Global Telesystems Group Inc. ......................   05/17/95      46,389      777,480     16.76       497,627     0.09
Nan Ya Plastics.....................................   07/28/95   2,803,427    4,253,376      1.52     4,957,373     0.50
Pacific Construction................................   07/10/95   5,717,000    4,085,517      0.71     4,074,468     0.48
Pepsi International Bottlers........................   12/27/95      32,000    3,200,000    100.00     3,200,000     0.38
Phoenixtec Power....................................   07/28/95   1,473,500    2,970,004      2.02     3,259,458     0.35
Shivalik Projects Ltd. .............................   04/06/95     220,000      437,935      1.99     1,261,183     0.05
Taiwan Mask.........................................   07/18/95   1,247,500    2,971,653      2.38     2,593,081     0.35
Taiwan Semiconductor Company........................   07/20/95   2,663,600    8,346,018      3.13     9,840,245     0.98
United Micro Electronics Corporation................   07/26/95         500        1,255      2.51         1,548     0.00#
Yageo Corporation...................................   08/15/95     388,000      732,290      1.89       814,648     0.08
                                                                              ----------                            -----
                                                                             $48,011,518                             5.63%
                                                                              ==========                            =====

------------

# Amount equals less than 0.01%.

     The following securities held by the Emerging Markets Fund on December 31, 1995 are unrestricted securities for which reliable market prices can be established. These securities are valued at their market prices. However, because the process of re-registering the securities in the Fund's name can take more than seven days, the following shares of each of these securities were deemed temporarily restricted in the hands of the Fund at December 31, 1995. The Emerging Markets Fund bears the cost of re-registering these securities:

EMERGING MARKETS FUND:

                                                                              12/31/95     MARKET
                                                     ACQUISITION               MARKET     VALUE PER               % OF TOTAL
SECURITY                                                DATE       SHARES       VALUE       SHARE       COST      NET ASSETS
--------                                             -----------  ---------  -----------  ---------  -----------  ----------
Adamjee Insurance Company...........................   05/16/95      56,924  $   169,695   $  2.98   $   242,657     0.02%
Arab Malaysian Corporation..........................   05/04/95     400,000    1,448,990      3.62     1,413,265     0.17
Arab Malaysian Finance (F)..........................   07/31/95     100,000      425,247      4.25       363,662     0.05
Arvind Mills, Ltd...................................   07/14/95       5,533       19,196      3.47        25,116     0.00#
Bajaj Auto..........................................   07/18/95          50        1,024     20.47         1,145     0.00#
Carrier Aircon Ltd..................................   06/27/95       6,800       32,874      4.83        19,248     0.00#
DCB Holdings Corporation............................   08/10/95     400,000    1,165,492      2.91     1,015,293     0.14
DG Khan Cement......................................   08/21/95     633,900      555,796      0.88       747,195     0.07
Engro Chemical......................................   08/21/95       5,010       20,719      4.14        30,403     0.00#
Finolex Cables......................................   12/02/93          55          360      6.54           752     0.00#
Floatglass..........................................   08/11/95       6,600        6,381      0.97         9,084     0.00#
Grasim Industries Ltd...............................   07/03/95       1,416       21,664     15.30        28,183     0.00#
Great Eastern Shipping..............................   01/12/94         100          133      1.33           306     0.00#
Housing Development and Finance Corporation.........   07/14/95          45        3,474     77.21         3,148     0.00#
ICI Corporation.....................................   03/27/95         120          271      2.26           273     0.00#
IOI Industrial Oxygen...............................   07/25/95     384,000      376,318      0.98       509,882     0.04
Khadim Ali Shah Bukhari and Company.................   10/06/94      30,497       22,728      0.75        93,556     0.00#
Kotak Mahindra......................................   05/26/94       5,900       19,966      3.38        40,089     0.00#
Lox Housing.........................................   05/22/95       1,000        2,247      2.25         4,205     0.00#

                    ------------------ 93 ------------------

                 ---------------------------------------------
                              THE MONTGOMERY FUNDS
                 ---------------------------------------------
             NOTES TO FINANCIAL STATEMENTS--(UNAUDITED) (CONTINUED)

                                                                              12/31/95     MARKET
                                                     ACQUISITION               MARKET     VALUE PER               % OF TOTAL
SECURITY                                                DATE       SHARES       VALUE       SHARE       COST      NET ASSETS
--------                                             -----------  ---------  -----------  ---------  -----------  ----------
Metacorp Berhad.....................................   07/19/95     512,000  $ 1,330,551   $  2.60   $ 1,627,678     0.16%
Nishat Textile......................................   08/28/95     153,577      131,288      0.85       249,097     0.02
Pakistan State Oil..................................   09/14/95      43,745      338,803      7.74       206,477     0.04
Petronas Gas........................................   07/31/95   1,221,000    4,158,621      3.41     4,179,356     0.49
Reliance Industries Ltd.............................   11/12/93         270        1,589      5.89         2,350     0.00#
Tata Iron and Steel Company Ltd.....................   07/14/95     117,903      658,835      5.59       891,210     0.08
The Indian Hotels Company, Ltd......................   08/14/95          50          816     16.32           485     0.00#
Titan Watch.........................................   07/26/95       1,756        5,892      3.36         7,631     0.00#
                                                                               ---------                            -----
                                                                             $10,918,970                             1.28%
                                                                               =========                            =====

------------

# Amount represents less than 0.01%.

8. CAPITAL LOSS CARRYFORWARDS:

     At June 30, 1995, the following funds had available for federal income tax purposes unused capital losses as follows:

                                                                                              EXPIRING   EXPIRING
    FUND                                                                                       IN 2002    IN 2003
    ----                                                                                      --------   --------
    Global Opportunities Fund...............................................................       --    $143,750
    International Small Cap Fund............................................................       --     790,579
    Short Government Bond Fund..............................................................       --     480,154
    Government Reserve Fund.................................................................  $12,270      20,906
    California Tax-Free Intermediate Fund...................................................       --      80,892

     Under current tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. In the fiscal year ended June 30, 1995 the following Funds elected to defer losses occurring between November 1, 1994 and June 30, 1995 under these rules as follows:

      FUND                                                                                             AMOUNT
      ----                                                                                           -----------
      Global Opportunities Fund....................................................................  $ 1,319,188
      Global Communications Fund...................................................................   21,935,054
      International Small Cap Fund.................................................................    5,675,016
      Emerging Markets Fund........................................................................   23,480,023
      Short Government Bond Fund...................................................................       26,123
      Government Reserve Fund......................................................................        4,542
      California Tax-Free Intermediate Bond Fund...................................................       61,932
      California Tax-Free Money Fund...............................................................        1,324

     Such deferred losses will be treated as arising on the first day of the fiscal year ending June 30, 1996.

                    ------------------ 94 ------------------

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